Exhibit 10.2

                                     JOINT

                              OPERATING AGREEMENT

                                    BETWEEN

                          GRYPHON EXPLORATION COMPANY

                                  AS OPERATOR

                                      AND

                              MARINER ENERGY, INC.

                                      AND

                          RIDGEWOOD ENERGY CORPORATION

                                AS NON-OPERATORS

                                    COVERING

                             N/2 SW/4 and S/2 SW/4

                          GALVESTON AREA, BLOCK 246-L

                                 OFFSHORE TEXAS

                                     DATED

                                 August 1, 2004

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                           JOINT OPERATING AGREEMENT

     THIS AGREEMENT is made effective the 1st day of August, 2004, by the signers hereof, herein referred to collectively as "Parties" and individually as "Party".

                                  WITNESSETH:

     WHEREAS the PARTIES are owners of or have contracted for the right to earn an interest in the oil and gas lease(s) identified in Exhibit "A", and the Parties desire to explore, develop, produce and operate said lease(s).

     NOW THEREFORE, in consideration of the premises and of the mutual agreement herein, it is agreed as follows:

                                    ARTICLE I

                                   APPLICATION

     1.1 APPLICATION TO BOTH LEASES. If more than one oil and gas lease is identified in Exhibit "A", this Agreement shall apply to both Leases and both such Leases shall be considered as being covered by the operating agreement.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 AFE. An Authorization for Expenditure prepared by a Party for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

     2.2 CASING POINT. That point at which a well drilled hereunder, has reached the proposed objective depth or zone, logged and logs distributed to the PARTICIPATING PARTIES and any tests have been made which are necessary to reach the decision whether to run casing.

     2.3 DEVELOPMENT OPERATIONS. Operations on the LEASES other than EXPLORATORY OPERATIONS as defined in Section 2.5 below.

     2.4 DEVELOPMENT WELL. Any well proposed as a DEVELOPMENT OPERATION.

     2.5 EXPLORATORY OPERATIONS. Operations on the LEASES, which are scheduled for an objective zone, horizon or formation:

          (1)  which has not been  established as producible on the LEASES under
               2.18 below; or,

          (2)  which is already  established  as  producible on the Leases under
               2.18 below, but such objective zone, horizon or formation will be penetrated at a location more than 2,000 feet from the nearest bottom hole location on the Lease at which such objective has been proved producible, or such objective is mutually agreed to be in a separate fault block.

     2.6 EXPLORATORY WELL. Any well proposed as an EXPLORATORY OPERATION.

     2.7 FACILITIES. All lease equipment beyond the wellhead connections acquired pursuant to this Agreement including any platform(s) necessary to carry out the operation.

     2.8 LEASES. The oil and gas leases identified in Exhibit "A" and the lands affected thereby.

     2.9 NON-CONSENT OPERATIONS. DEVELOPMENT or EXPLORATORY OPERATIONS conducted by fewer than all Parties.

     2.10 NON-CONSENT PLATFORM. A drilling or production platform owned by fewer than all PARTIES.

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     2.11  NON-CONSENT  WELL. A DEVELOPMENT or  EXPLORATORY  WELL owned by fewer than all PARTIES.

     2.12 NON-OPERATOR. Any PARTY to the Agreement other than the OPERATOR.

     2.13 NON-PARTICIPATING PARTY. Any PARTY other than a PARTICIPATING PARTY.

     2.14 NON-PARTICIPATING PARTY'S SHARE. The PARTICIPATING INTEREST a NON-PARTICIPATING PARTY would have had if all PARTIES had participated in the operation.

     2.15 OPERATOR. The PARTY designated under this Agreement to conduct all operations.

     2.16  PARTICIPATING   INTEREST.  A  PARTICIPATING   PARTY'S  percentage  of
participation in an operation conducted pursuant to the Agreement.

     2.17 PARTICIPATING PARTY. A PARTY who joins in an operation conducted pursuant to this agreement.

     2.18 PRODUCIBLE WELL. A well producing oil or gas, or if not producing oil or gas, a well either declared or capable of being declared producing in accordance with any applicable government authority or by agreement of all of the Parties.

     2.19 WORKING INTEREST. The ownership of each PARTY to and to the LEASES as set forth in Exhibit "A".

                                  ARTICLE III

                                    EXHIBITS

     3.1 EXHIBITS. Attached hereto are the following exhibits which are incorporated herein by reference:

          3.1.1   Exhibit A.   Description of Leases and Working Interest

          3.1.2   Exhibit B.   Insurance Provision

          3.1.3   Exhibit C.   Accounting Procedure

          3.1.4   Exhibit D.   Nondiscrimination Provision

          3.1.5   Exhibit E.   Gas Balancing Agreement

                                   ARTICLE IV

                                    OPERATOR

     4.1 OPERATOR. Gryphon Exploration Company is hereby designated as OPERATOR. OPERATOR shall not have the right to assign or transfer any rights, duties or obligations of OPERATOR to another PARTY subject to the provisions herein.

     4.2 RESIGNATION. OPERATOR may resign at any time by giving notice to the PARTIES. Such resignation shall become effective at 7:00 a.m. on the first day of the month following a period of ninety (90) days after said notice, unless a successor OPERATOR has assumed the duties of OPERATOR prior to that date.

     4.3 REMOVAL OF OPERATOR. OPERATOR may be removed if (1) OPERATOR becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of creditors or commits any act of bankruptcy or seeks relief under laws providing for the relief of debtors; or (2) a receiver is appointed for OPERATOR or for substantially all of its property and/or affairs; or (3) OPERATOR or its designee no longer owns an interest in the property or divest itself of more than fifty percent (50%) or more of the interest owned by it in the Lease at the time it was designated OPERATOR; or (4) OPERATOR has committed a material breach of any substantive provision hereof or fails to perform its duties hereunder in a reasonable and prudent manner, or failed to rectify such default within sixty (60)


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

days after notice from another PARTY to do so. The PARTY giving notice to the OPERATOR of a default shall also furnish a copy of such notice to the other PARTIES. In such event, the OPERATOR may be removed by an affirmative vote of two (2) or more PARTIES having a combined WORKING INTEREST of fifty percent (50%) in the LEASE.

     4.4 SELECTION OF SUCCESSOR. Upon resignation or removal of OPERATOR, a successor OPERATOR shall be selected by an affirmative vote of two (2) or more PARTIES having a combined WORKING INTEREST of fifty-one percent (51%) or more; however, if the removed or resigned OPERATOR fails to vote or votes only to succeed itself, the successor OPERATOR shall be selected by an affirmative vote of the PARTIES having a combined WORKING INTEREST of fifty-one percent (51%) or more of the remaining WORKING INTEREST after excluding the WORKING INTEREST of the removed or resigned OPERATOR.

     4.5 DELIVERY OF PROPERTY. Prior to the effective date of resignation or removal, OPERATOR shall deliver promptly to successor OPERATOR the possession of everything owned by the PARTIES pursuant to this Agreement.

                                    ARTICLE V

                        AUTHORITY AND DUTIES OF OPERATOR

     5.1 EXCLUSIVE RIGHT TO OPERATE. Unless provided, OPERATOR shall have the exclusive right and duty to conduct all operations pursuant to the Agreement.

     5.2 WORKMANLIKE CONDUCT. OPERATOR shall conduct all operations in a good and workmanlike manner, as would a prudent OPERATOR under the same or similar circumstances. OPERATOR shall not be liable to the PARTIES for losses sustained or liabilities incurred except such as may result from its gross negligence or willful misconduct. Unless otherwise provided, OPERATOR shall consult with the PARTIES and keep them informed of all important matters.

     5.3 LIENS AND ENCUMBRANCES. OPERATOR shall endeavor to keep the LEASE and equipment free from all liens and encumbrances occasioned by operations hereunder, except those provided for in Section 8.5.

     5.4 EMPLOYEES. OPERATOR shall select employees and determine their number, hours of labor and compensation. Such employees shall be employees of OPERATOR.

     5.5 RECORDS. OPERATOR shall keep accurate books, accounts and records of operations hereunder which, unless otherwise provided for in this Agreement, shall be available to NON-OPERATOR pursuant to the provisions contained in Exhibit "C".

     5.6 COMPLIANCE. OPERATOR shall comply with and require all agents and contractors to comply with all applicable laws, rules, regulations and orders of any governmental agency having jurisdiction.

     5.7 DRILLING. OPERATOR shall have all drilling operations conducted by qualified and responsible independent contractors under competitive contracts. However, OPERATOR may employ its equipment and personnel in the conduct of such operations, but its charges therefor shall not exceed the then prevailing rates in the area and such work shall be performed pursuant to a written agreement among the PARTICIPATING PARTIES.

     5.8 REPORTS. OPERATOR shall make reports to governmental authorities that it has a duty to make as OPERATOR and shall furnish copies of such reports to the PARTIES. OPERATOR shall give timely written notice to the PARTIES of all litigation and hearings affecting the LEASES or operations hereunder.


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     5.9  INFORMATION  TO  PARTICIPATING  PARTIES.  OPERATOR  shall  furnish all
PARTICIPATING PARTIES hereto the following information pertaining to each well being drilled:

          (a) copy of application for permit to drill and all amendments thereto;

          (b) daily drilling reports by telephone followed by written reports (or by FACSIMILE);

          (c)  complete report of all core analyses;

          (d)  two (2) copies of any logs or surveys as run;

          (e) two (2) copies of any well test results, bottom-hole pressure surveys, gas and condensate analyses or similar information;

          (f)  one (1) copy of reports made to regulatory agencies; and

          (g) twenty-four (24) hour notice of logging, coring and testing operations;

          (h) upon request prior to resumption of drilling operations, samples of cuttings and cores marked as to depth, to be packaged and shipped to the requesting PARTY at their expense.

          (i)  all  other   reasonable   information,   available  to  OPERATOR,
               pertaining to any well drilled pursuant to this Agreement.

                                   ARTICLE VI

                          VOTING AND VOTING PROCEDURES

     6.1 DESIGNATION OF REPRESENTATIVE. The name and address of the representative and alternate authorized to represent and bind each PARTY for operations provided in Article IX, shall be as shown on Exhibit "A". The designated representative or alternate may be changed by written notice to the other PARTIES.

     6.2 VOTING PROCEDURES. Unless otherwise provided, any matter requiring approval of the PARTIES shall be determined as follows:

          6.2.1 Voting Interest. Each PARTY shall have a voting interest equal to its WORKING INTEREST or its PARTICIPATING INTEREST as applicable.

          6.2.2 Vote Required. Except as may be specifically provided elsewhere herein, if there are three or more Parties to this agreement, any proposal requiring approval of the PARTIES shall be decided by an affirmative vote of two
(2) or more PARTIES having a combined voting interest of fifty-one percent (51%) or more. If there are only two parties to this agreement, any proposal requiring approval of the Parties, other than the proposals described in Article 12.7 and
Article 13.1, shall be decided by an affirmative vote of one (1) or more Parties having a combined voting interest of fifty-one percent (51%) or more.

          6.2.3 Votes. The PARTIES may vote at meetings, by telephone, confirmed in writing to OPERATOR; or by letter, telegram, telex or telecopies. However, any PARTY not attending a meeting must vote prior to the meeting in order to be counted. Provided, however, no vote shall be taken in a meeting in which all Parties are not present unless such vote was specifically set out in the formal agenda. OPERATOR shall give prompt notice of the results of such voting to each PARTY.

          6.2.4 Meetings. Meetings of the PARTIES may be called by OPERATOR upon its own motion or at the request of one (1) or more PARTIES having a combined voting interest of not less than ten percent (10%). Except in the case of emergency or except when agreed by unanimous consent, no meeting shall be called on less than five (5) days advance written notice, (including the agenda for such meeting). The OPERATOR shall be chairman of each meeting.


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                                   ARTICLE VII

                                     ACCESS

     7.1 ACCESS TO LEASE. Each PARTY shall have access to the LEASE as its sole risk and expense at all reasonable times to inspect operations and records and data pertaining thereto.

     7.2 REPORTS. OPERATOR shall furnish to a requesting PARTY any information to which such PARTY is entitled hereunder. The costs of gathering and furnishing information not otherwise furnished under Article V shall be charged to the requesting PARTY.

     7.3 CONFIDENTIALITY. Except as provided in Section 7.4 and except for necessary disclosures to governmental agencies, no PARTY shall release any geological, geophysical or reservoir information or any logs, surveys or other information pertaining to the progress, tests or results of any well or status of the LEASE unless agreed to by the PARTICIPATING PARTIES. At such time as the PARTIES mutually agree such information is non-confidential, it may be publicly released. Unless otherwise provided, OPERATOR shall initially release the same subsequent to approval of its content by the PARTIES. OPERATOR shall have the exclusive right to designate certain wells as "tight" for the competitive protection of the PARTIES.

     7.4 LIMITED DISCLOSURE. Any PARTY may make confidential data available to affiliates, to reputable engineering firms and gas transmission companies for hydrocarbon reserve and other technical evaluations, to reputable financial institutions for study prior to commitment of funds and to bonafide purchasers of all of a PARTY'S interest in the LEASE. Any third party permitted such access shall first agree in writing neither to disclose such data to others nor to use such data except for the purpose for which it is disclosed. Each PARTY shall be furnished with copies of third parties execution of the same.

                                  ARTICLE VIII

                                  EXPENDITURES

     8.1 BASIS OF CHARGE TO THE PARTIES. Subject to other provisions of this Agreement, OPERATOR shall pay all costs and each PARTY shall reimburse OPERATOR in proportion to the PARTICIPATING INTEREST. All charges, credits and accounting for expenditures shall be pursuant to the Accounting Procedure attached hereto as Exhibit "C". The provisions of this Agreement shall prevail in the event of conflict with Exhibit "C".

     8.2 AUTHORIZATION. OPERATOR shall neither make any single expenditure nor undertake any project costing in excess of Seventy-five Thousand Dollars ($75,000.00) without prior approval of the PARTIES. OPERATOR shall furnish a written AFE, for information purposes only, to the PARTIES on any expenditures in excess of Twenty-five Thousand Dollars ($25,000.00) or when costs are anticipated to exceed 120% of a previously approved AFE. Subject to any election provided in Article X and XI, approval of a well operation shall include approval of a all necessary expenditures through installation of the wellhead. In the event of an emergency, OPERATOR may immediately make such expenditures as in its opinion are required to deal with the emergency. OPERATOR shall report to the PARTIES, as promptly as possible, the nature of the emergency and action taken.

     8.3 ADVANCE BILLINGS. OPERATOR shall have the right to require each PARTY to advance its respective share of estimated expenditures pursuant to Exhibit "C". As to any party who fails to pay its share of said advance payment within fifteen (15) days after receipt of such statement and invoice, Operator will notify such affected


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party of its default by certified  mail,  return  receipt  requested and if such party fails to cure the default within ten (10) days from the date of receipt of Operator's Notice, by payment in full of the outstanding invoices for advance payment, at Operator's election, the affected Party shall be deemed non-consent as to the proposed well attributable thereto.

     8.4 COMMINGLING OF FUNDS. Funds received by OPERATOR under this Agreement may be commingled with its own funds.

     8.5 SECURITY RIGHTS. In addition to any other security rights and remedies provided by law with respect to services rendered or materials and equipment furnished under this Agreement, OPERATOR shall have a first lien upon each PARTY'S PARTICIPATING and/or WORKING INTEREST, including the production and equipment credited thereto, in order to secure payment of charges against such PARTY, together with interest thereon at the rate set forth in Exhibit "C" or the maximum rate allowed by law, whichever is less, plus attorneys' fees, court costs and other related collection costs. If any PARTY does not pay such charges when due, OPERATOR shall have the additional right to collect from the purchaser the proceeds from the sale of such PARTY'S share of production until the amount owed has been paid. Each purchaser shall be entitled to rely on OPERATOR'S statement concerning the amount owed. Each NON-OPERATOR shall have comparable security rights on OPERATOR'S PARTICIPATING and/or WORKING INTEREST.

     8.6 UNPAID CHARGES. If any PARTY fails to pay the charges due hereunder, including billings under Section 8.3, within thirty (30) days after payment is due, the PARTICIPATING PARTIES shall have the obligation, upon OPERATOR'S request, to pay the unpaid amount in proportion to their interest. Each PARTY so paying its share of the unpaid amount shall be subrogated to OPERATOR'S security rights to the extent of such payment.

     8.7 DEFAULT. If any PARTY does not pay its share of the charges when due, or prior to commencement of the approved operation for which it is billed, whichever is the earlier, OPERATOR may give such PARTY notice that unless payment is made within fifteen (15) DAYS, such PARTY shall be in default. Any PARTY in default shall have no further access to the maps, cores, logs, surveys, records, data, interpretations or other information obtained in connection with said operation. A defaulting PARTY shall not be entitled to vote on any matter until such time as PARTY'S payments are current. The voting interest of each non-defaulting PARTY shall be in the proportion its PARTICIPATING INTEREST bears to the total non-defaulting PARTICIPATING INTEREST. As to any operation approved or commenced during the time a PARTY is in default, such PARTY shall be deemed to be a NON-PARTICIPATING PARTY.

     8.8 CARVED-OUT INTERESTS. Subject to the reservations set out in Article 16.1, any overriding royalty, production payment, net proceeds interest, carried interest or any other interest carved-out of the WORKING INTEREST in the LEASES after the effective date of this Agreement shall be subject to the rights of the PARTIES to this Agreement, and any PARTY whose WORKING INTEREST is so encumbered shall be responsible therefor. If a PARTY does not pay its share of expenses and the proceeds from the sale of production under Section 8.5 are insufficient for that purpose, the security rights provided for therein may be applied against the carved-out interests with which such WORKING INTEREST is burdened. In such event, the rights of the owner of such carved-out interest shall be subordinated to the security rights granted by Section 8.5.


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                                   ARTICLE IX

                                    NOTICES

     9.1 GIVING AND RECEIVING NOTICES. All notices shall be in writing and delivered in person or by mail, telex, telegraph, TWX, telecopier or cable; however, if a drilling rig is on location at time of proposal and standby charges are accumulating, such notices shall be given by telephone and immediately confirmed in writing. Notice shall be deemed given only when received by the PARTY to whom such notice is directed, except that any notice by certified mail or equivalent, telegraph or cable properly addressed, pursuant to
Section 6.1, and with all postage and charges prepaid shall be deemed given seventy-two (72) hours after such notice is deposited in the mail or twenty-four
(24) hours after such notice is sent by facsimile (receipt confirmed), or when filed with an operating, telegraph or cable company for immediate transmission.

     9.2 CONTENT OF NOTICE. Any notice which requires a response shall indicate the maximum response time specified in Section 9.3 If a proposal involves a Platform or Facility, the notice shall contain a description of same, including location and the estimated costs of fabrication, transportation and installation. If a proposal involves a well operation, the notice shall include the estimated commencement date, the proposed depth, the objective zone or zones to be tested, the surface and bottom-hole locations and the estimated costs of the operation including all necessary expenditures through installation of the wellhead.

     9.3 RESPONSE TO NOTICES. Each PARTY'S response to a proposal shall be in writing to OPERATOR, with copies to the other PARTIES. Except for those notices in Articles X, XI, XV and XVI, the maximum response time shall be as follows:

          9.3.1 Platform Construction. When any proposal for operations involves the construction of a platform, the maximum response time shall be forty-five
(45) days.

          9.3.2 Proposal Without Platform. When any proposal for operations does not require construction of a platform, maximum response time shall be thirty
(30) days; however, if a drilling rig is on location and standby charges are accumulating, the maximum response time shall be forty-eight (48) hours.

          9.3.3 Other Matters. For all other matters requiring notice, the maximum response time shall be thirty (30) days.

     9.4 FAILURE TO RESPOND. Failure of any PARTY to respond to a notice within the required period shall be deemed to be a negative response.

     9.5 RESTRICTIONS ON MULTIPLE WELL PROPOSALS. Unless otherwise agreed by the PARTIES, no more than one well shall be drilling or completing for the account of the Parties on the Lease at the same time. Well proposals made under the terms hereof shall be limited to one well each and except as provided below, no PARTY shall be required to make an election under more than one well proposal at the same time or while a well is drilling or completing. This paragraph shall not limit the right of a PARTY to propose a well while another is drilling or completing, however, the time to elect under such a proposal shall be deferred until (a) thirty (30) days after the previous well has been completed or plugged and abandoned or (b) twenty-four (24) hours from receipt of notification that the drilling rig has been moved to the new location and standby charges are being accumulated, whichever is earlier.


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                                    ARTICLE X

                                EXPLORATORY WELLS

     10.1 OPERATIONS BY ALL PARTIES. Any PARTY may propose an EXPLORATORY WELL by notifying the other PARTIES. If all the PARTIES agree to participate in drilling the proposed well, OPERATOR shall drill same for the benefit of all PARTIES.

     10.2 SECOND OPPORTUNITY TO PARTICIPATE. If fewer than all PARTIES elect to participate, OPERATOR shall inform all PARTIES of the elections made, whereupon any PARTY originally electing not to participate may then elect to participate by notifying the OPERATOR within forty-eight (48) hours after receipt of such information.

     10.3 OPERATIONS BY FEWER THAN ALL PARTIES. If fewer than all but one (1) or more PARTIES owning not less than twenty percent (20%) WORKING INTEREST elect to participate in and agree to bear the cost and risk of drilling the proposed well, OPERATOR, even if OPERATOR is a NON-PARTICIPATING PARTY, shall have the option of drilling such well for the PARTICIPATING PARTIES under this Agreement. OPERATOR, immediately after expiration of the applicable notice period, shall advise the PARTICIPATING PARTIES of (a) the total interest of the PARTIES approving such operation, and (b) its recommendation as to whether the PARTICIPATING PARTIES should proceed with the operation as proposed. Each PARTICIPATING PARTY, within forty-eight (48) hours (inclusive of Saturday, Sunday or legal holidays) after receipt of such notice, shall advise the proposing PARTY of its desire to (a) limit participation to such PARTY'S interest as shown on Exhibit "A", or (b) carry its proportionate part of NON-PARTICIPATING PARTIES' interest, or (c) participate with a lesser percentage than its proportionate part of the NON-PARTICIPATING PARTIES' interest. The proposing PARTY, at its election, may withdraw such proposal if there is insufficient participation and shall promptly notify all PARTIES of such decision. If the well is commenced within ninety (90) days after the date of the last applicable election date and is drilled as proposed in accordance with this Agreement, any PARTY electing not to participate shall be deemed to have relinquished its operating rights in such well as if it were a NON-CONSENT WELL. However, in the situation in which a rig is on location and standby charges are accumulating, thus precipitating a forty-eight (48) hour response period, the well must be commenced within fifteen (15) days. If no operations are begun within such time period, the effect shall be as if the proposal had not been made. Operations shall be deemed to have commenced (a) on the date the contract for a new platform is let, if the notice indicated the need for such platform; or (b) the date rigging-up operations on the well are commenced. Recoupment of costs shall be determined by Sections 12.2 and 12.5, if applicable, and the drilling of such well shall be governed by Article XII as applicable; however, percentages under Section 12.2 shall be as follows:

          12.2.1a) Eight hundred percent (800%)
          12.2.1b) Three hundred percent (300%)
          12.2.1c) One hundred percent (100%)
          12.2.1d) One hundred percent (100%)

Provided however, if the proposed EXPLORATORY WELL is the initial well drilled by the PARTIES on the LEASE, then any NON-PARTICIPATING PARTY shall permanently assign its entire interest in the LEASE to the PARTICIPATING PARTIES and the recoupment of cost provision of this Article and Article XII shall not apply, but the NON-PARTICIPATING PARTY shall not be relieved of any obligation accruing prior to such assignment.


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     10.4 COURSE OF ACTION AFTER DRILLING TO INITIAL OBJECTIVE DEPTH

          10.4.1 Casing Point Election. After an Exploratory Well has been drilled for all Parties to the objective depth, and all authorized logging and testing has been completed, OPERATOR shall immediately notify the PARTIES of OPERATOR'S proposal to either;

               (a)  further log or test the well,

               (b)  complete the well as originally planned,

               (c) plug-back and complete the well in a shallower zone in ascending order,

               (d) deepen the well within a previously approved objective zone, in descending order,

               (e) deepen the well below the deepest approved objective zone or zones,

               (f) sidetrack the well to a new bottom hole location within the approved objective zone,

               (g)  other operations in the well, or

               (h)  plug and abandon the well.

Within forty-eight (48) hours after receipt of OPERATOR'S proposal, the other PARTIES shall respond thereto by either approving it or making a counter-proposal. If a counter-proposal is made, the PARTIES shall have an additional forty-eight (48) hours to respond thereto. If all PARTIES approve a proposal or counter-proposal, OPERATOR shall conduct the operation at the PARTICIPATING PARTIES cost and risk. A proposal to complete, rework or recomplete a well at a particular depth will take precedence over proposal to complete, rework or recomplete the well above such depth, with a deeper proposal for such operations always taking precedence over a shallower proposal. Proposals for such operations at any depth will take precedence over proposals to deepen the well below its originally proposed total depth or to sidetrack the well once it has reached such depth. However, upon reaching the AFE total depth as initially proposed, should OPERATOR determine that the well is still in pay, then before any subsequent proposal is made and approved by the PARTIES, OPERATOR shall notify the PARTIES accordingly. At that point should competing proposals to deepen and complete be made, a vote by two or more with combined voting interest of fifty percent (50%) will determine whether deepening or completing the well will take priority. Proposals of the same type shall be given precedence in the order in which they are made. No action shall be required on a proposal while there is pending a proposal, with precedence being on the same well on which the parties have not acted or on which work has not been completed. If fewer than all, but one (1) or more, Parties having a Working Interest of 40% or more approve a proposal or counterproposal made under Section
10.4 and agree to bear the cost and risk thereof, Operator shall conduct the same pursuant to Article 12.

                                   ARTICLE XI

                           DEVELOPMENT WELL OPERATIONS

     11.1 OPERATIONS BY ALL PARTIES. Any PARTY may propose a DEVELOPMENT OPERATION, including any platform required by such operations, by notifying the other PARTIES. If all PARTIES elect to participate in the proposed operation, OPERATOR shall conduct such operation for the benefit of the PARTIES at their cost and risk.

     11.2 SECOND OPPORTUNITY TO PARTICIPATE. If fewer than all PARTIES elect to participate, the OPERATOR shall inform the PARTIES of the elections made, whereupon any PARTY originally electing not to participate may then elect to participate by notifying the OPERATOR within forty-eight (48) hours after receipt of such information. Thereafter, if fewer than all PARTIES elect to participate, the PARTICIPATING PARTIES shall be afforded the alternatives as set out under Article 10.3.

     11.3 OPERATIONS BY FEWER THAN ALL PARTIES. Except for a DEVELOPMENT WELL(S) under Section 12.7, if fewer than all PARTIES, but one (1) or more PARTIES having a combined WORKING INTEREST of twenty percent (20%) or more approve a DEVELOPMENT OPERATION; OPERATOR shall conduct such operation pursuant to Article
XII. If such operations are to be conducted from an existing platform, the operations participated in by all of the PARTIES shall have preference, unless otherwise agreed to by the PARTIES hereto.

     11.4 TIMELY OPERATIONS. Operations shall be commenced within ninety (90) days following the date upon which the last applicable election may be made. If no operations are begun within such time period, the effect shall be as if the proposal had not been made. Operations shall be deemed to have commenced (a) on the date the contract for a new platform is let, if the notice indicated the need for such platform; or (b) on the date rigging-up operations are commenced on an existing platform.

     11.5 COURSE OF ACTION AFTER DRILLING TO INITIAL OBJECTIVE DEPTH. After any DEVELOPMENT WELL has reached its objective depth, the identical procedures and alternatives provided under Article 10.4 shall apply.

     11.6 DEEPER DRILLING. If a well is proposed to be drilled below the deepest producible zone penetrated by a PRODUCIBLE WELL on the LEASE any PARTY may elect to participate either in the well as proposed or to the base of the deepest producible zone. A PARTY electing to participate in such well to the base of said zone shall bear its proportionate part of the cost and risk of drilling to said zone including completion or abandonment. All operations below the depth to which such PARTY agreed to participate shall be governed by Article X.

                                   ARTICLE XII

                             NON-CONSENT OPERATIONS

     12.1 NON-CONSENT OPERATIONS. OPERATOR shall conduct NON-CONSENT OPERATIONS at the sole risk and expense of the PARTICIPATING PARTIES, in accordance with the following provisions;

          12.1.1 Non-Interference. NON-CONSENT OPERATIONS shall not interfere unreasonably with operations being conducted by all PARTIES.

          12.1.2 Multiple Completion Limitation. NON-CONSENT OPERATIONS shall not be conducted in a well having multiple completions unless: (a) each completion is owned by the same PARTIES in the same proportions; (b) the well is incapable of producing from any of its current completions; or (c) all PARTICIPATING PARTIES in the well consent to such operations.

          12.1.3 Metering. In NON-CONSENT OPERATIONS, production need not be separately metered but may be determined on the basis of well test.

          12.1.4  Liens.   In  the  conduct  of  NON-CONSENT   OPERATIONS,   the
PARTICIPATING PARTIES shall keep the LEASE free and clear of liens and encumbrances.

          12.1.5 Non-Consent Well. Operations on a NON-CONSENT WELL shall not be conducted in any producible zone penetrated by a PRODUCIBLE WELL without approval of each NON-PARTICIPATING PARTY unless; (a) such zone shall have been designated in the notice as a completion zone; (b) completion of such well in said zone will not increase the well density governmentally prescribed or approved for such zone; and (c) the horizontal distance between the vertical projections of the midpoint of the zone in such well and any existing well in the same zone will be a least one thousand (1,000) feet if an oil-well completion or two thousand (2,000) feet if a gas-well completion. Subject to the foregoing provisions of this Article, until the PARTICIPATING PARTIES in a NON-CONSENT WELL have recouped the amount to which they are entitled hereunder, they may conduct any reworking operation on such well which they may desire, including plugging back to a shallower zone but only if such shallower zone is subject to NON-CONSENT elections in the original proposal. In this event, the cost of such reworking operation shall be subject to the penalty provisions of Section 12.2.1.

          12.1.6  Cost-Information.  OPERATOR  shall,  within one hundred twenty
(120) days after completion of a NON-CONSENT WELL, furnish the PARTIES an inventory and an itemized statement of the cost of such well and equipment pertaining thereto. OPERATOR shall furnish to the PARTIES a monthly statement showing operating expenses and the proceeds from the sale of production from the well for the preceding month.

          12.1.7 Completions. For the purposes of determinations hereunder, each completion shall be considered a separate well.

     12.2 RELINQUISHMENT OF INTEREST. Upon commencement of NON-CONSENT OPERATIONS, each NON-PARTICIPATING PARTY'S interest and leasehold operating rights in the NON-CONSENT OPERATION and title to production there from shall be owned by and vested in each PARTICIPATING PARTY in proportion to its PARTICIPATING INTEREST for as long as the operations originally proposed are being conducted or production is obtained, subject to Sections 12.2.1 and 12.2.2.

          12.2.1 Production Reversion Penalties. Except as to such operations conducted pursuant to Section 12.7 or for the initial EXPLORATORY WELL referred to in Section 10.3, such interest, rights and title shall revert to each NON-PARTICIPATING PARTY when the PARTICIPATING PARTIES have recouped out of the proceeds of production from such NON-CONSENT OPERATIONS an amount equal to the sum of the following:

               (a) Six hundred percent (600%) of the cost of drilling, completing, recomputing, sidetracking, deepening, deviating or plugging back each NON-CONSENT WELL and equipping it through the wellhead connections, reduced by any contribution received under Section 21.1; plus,

               (b) Three hundred percent (300%) of the cost of FACILITIES necessary to carry out the operation; plus,

               (c) One hundred percent (100%) of the cost of using any FACILITIES already installed determined pursuant to Section
                    12.6 below; plus,

               (d)  One  hundred   percent  (100%)  of  the  cost  of  operating
                    expenses, royalties and severance, gathering, production and windfall profit taxes.

Recoupment of costs shall be in the order listed above. Upon the recoupment of such costs, a NON-PARTICIPATING PARTY shall become a PARTICIPATING PARTY in such operations.

          12.2.2 Non-Production Reversion. If such NON-CONSENT OPERATIONS fail to obtain production or such operations result in production which ceases prior to recoupment by the PARTICIPATING PARTIES of the penalties provided for above, such operating rights shall revert to each NON-PARTICIPATING PARTY except that all NON-CONSENT wells, platforms and FACILITIES shall remain vested in the PARTICIPATING PARTIES; however, any salvage in excess of the sum remaining under
Section 12.2.1 shall be credited to all PARTIES.

     12.3 DEEPENING OR SIDETRACKING OF NON-CONSENT WELL. If any PARTICIPATING PARTY proposes to deepen or sidetrack a NON-CONSENT WELL, a NON-PARTICIPATING PARTY may participate by notifying the OPERATOR within fifteen (15) days after receiving the proposal (48 hours if a rig is on location) that it will join in the (deepening or sidetracking) operations, and by paying to the PARTICIPATING PARTIES an amount equal to such NON-PARTICIPATING PARTY'S share of the actual costs of drilling and casing such well to the point at which such deepening or sidetracking operation is commenced. The PARTICIPATING PARTIES shall continue to be entitled to recoup the full sum specified in Section 12.2.1 applicable to the NON-CONSENT WELL, less the amount paid under this section, out of the proceeds of production from the NON-CONSENT portion of the well.

     12.4 OPERATIONS FROM NON-CONSENT PLATFORMS. Subject to the following, a PARTY which did not originally participate in a platform proposed pursuant to the terms herein, shall be a NON-PARTICIPATING PARTY as to ownership therein and all operations thereon until the PARTICIPATING PARTIES as to such platform have recouped the full sum specified in Section 12.2.1 applicable to such NON-CONSENT PLATFORM and the NON-CONSENT OPERATIONS which resulted in the setting of such PLATFORM and other NON-CONSENT OPERATIONS thereon or therefrom. However, an original NON-PARTICIPATING PARTY may participate in additional operations from such PLATFORM by notifying the OPERATOR within thirty (30) days after receiving a proposal for operations from such PLATFORM (48 hours if a rig is on location and standby rig charges are being incurred) that it will join in such proposed operations by paying to the PARTICIPATING PARTIES in such PLATFORM an amount equal to 300% of such NON-PARTICIPATING PARTY'S share of the actual cost of such PLATFORM, less any recoupment therefor previously obtained. Thereafter, such original NON-PARTICIPATING PARTY in the PLATFORM shall own its proportionate share thereof. The PARTICIPATING PARTIES in such NON-CONSENT PLATFORM shall continue to be entitled to recoup the full sum specified in
Section 12.2.1 applicable to any other NON-CONSENT OPERATIONS thereon or therefrom.

     12.5 DISCOVERY OR EXTENSION FROM MOBILE DRILLING OPERATIONS. If a NON-CONSENT WELL drilled from a mobile drilling rig or floating drilling vessel results in the discovery or extension of productive formations and, if within one (1) year from the date the drilling equipment is released, a platform or other fixed structure is ordered and if its location is within one thousand (1,000) feet from an oil well or three thousand (3,000) feet if gas, from the vertical projection of the bottom-hole location of any such well (unless limited by surface restrictions), the recoupment of amounts applicable to such well under Section 12.2.1 shall be out of such original NON-PARTICIPATING PARTY'S SHARE of all production from such NON-CONSENT WELL and one-half of its share of production from all other wells on the platform or other fixed structure drilled to develop reserves resulting from the discovery or extension of productive formations in said NON-CONSENT WELL in which the NON-PARTICIPATING PARTY in such NON-CONSENT WELL has a PARTICIPATING INTEREST.

     12.6 ALLOCATION OF PLATFORM COSTS TO NON-CONSENT OPERATIONS. NON-CONSENT OPERATIONS shall be subject to further conditions as follows:

          12.6.1 Charges. If a NON-CONSENT WELL is drilled from a platform (and is producible or the slot is otherwise rendered unusable), the PARTICIPATING PARTIES in such well shall pay to the OPERATOR for credit to the owners of such platform a charge (due upon completion of operations for such NON-CONSENT WELL) for the right to use the platform and its FACILITIES as follows:

               (a) Such PARTICIPATING PARTIES shall pay a sum equal to that portion of the total cost of the platform (including, but not by way of limitation, costs of design, materials, fabrication, transportation, installation and other costs associated therewith, plus any repairs and maintenance expense resulting from the drilling of such well not provided in Section 12.6,2), which one platform slot bears to the total number of slots on the platform. If the NON-CONSENT WELL is abandoned, the right of the PARTICIPATING PARTIES to use that platform slot shall terminate unless such PARTIES commence drilling a substitute well from the same slot within ninety (90) days after abandonment.

               (b) If the NON-CONSENT WELL production is handled through existing FACILITIES, the PARTICIPATING PARTIES shall pay the owners of the facilities a sum equal to that portion of the total cost of such FACILITIES which the number of completions in said NON-CONSENT WELL bears to the total number of completions utilizing the FACILITIES.

          12.6.2 Operating and Maintenance Charges. The PARTICIPATING PARTIES shall pay all costs necessary to connect a NON-CONSENT WELL to the FACILITIES and that proportionate part of the expense of operating and maintaining the platform and other FACILITIES applicable to the NON-CONSENT WELL, including the cost of insurance thereon or in connection therewith, whether by insurance policy of self-insurance by each PARTY for its interest or by OPERATOR for the joint account. Platform operating and maintenance expenses shall be allocated equally to all completions served and operating and maintenance expenses for the other FACILITIES shall be allocated equally to producing completions.

          12.6.3 Payments. Payments of sums pursuant to Section 12.6.1 is not a purchase of an additional interest in the platform or other FACILITIES. Such payments shall be included in the total amount, which the PARTICIPATING PARTIES are entitled to recoup out of production from the NON-CONSENT WELL.

     12.7 NON-CONSENT DRILLING TO MAINTAIN LEASE. A lease maintenance operation is defined for the purposes of this paragraph as one required to maintain the joint LEASE or a portion thereof, at its expiration date or otherwise. This shall include, but not be limited to, a well proposed to be and actually commenced and drilled during the last year of the primary term of the LEASE, or subsequent thereto, when: (a) the LEASE, or affected portion thereof, is not otherwise being held by operations or production; (b) a PRODUCIBLE WELL(S) thereon has not established sufficient reserves, as determined by one (1) or more PARTICIPATING PARTIES owning fifty percent (50%) working interest in the well, to justify a platform; or (c) any governmental agency having jurisdiction requires the same to avoid loss or forfeiture of all or any portion of the LEASE. Any PARTY may propose and carry out a lease maintenance operation and any PARTY(S) electing not to participate in such an operation will assign to the PARTICIPATING PARTIES in the proportions in which they participate therein, all of its rights, titles and interest in such LEASE block, or the affected portion thereof, free and clear of any burdens thereon occurring since the effective date of this Agreement as provided herein, retaining, however, its interest in previously completed wells which are producing, shut-in or temporarily abandoned. Such assignment, effective upon commencement of lease maintenance operations, will be promptly signed before witnesses, acknowledged and delivered to the PARTICIPATING PARTIES. If only a portion of the LEASE is involved, the PARTICIPATING PARTIES at their election may require an assignment of operating rights in lieu of the assignment of all interest. Upon acceptance by assignees, the assigning PARTY will thereupon cease to be1 a PARTY hereto as to the assigned interest, subject to final accounting between the PARTIES. If such assignment is not accepted by the Assignees, they shall promptly prepare a release of such affected LEASE or portion thereof which shall be executed by all PARTIES. However, nothing herein contained will be construed to permit any PARTY to refuse to pay in cash its share of the cost and expense of any operation required on the joint LEASE block by final order of any governmental authority or court having jurisdiction.

          12.7.1 Retention of Lease by Non-Consent Well. If a NON-CONSENT WELL is the only well on the LEASE(S) and is serving to perpetuate the LEASE(S), within thirty (30) days after expiration of the LEASE(S) primary term, each NON-PARTICIPATING PARTY shall elect one of the following;

               (a) Immediately assign its entire interest in the LEASE(S) to the PARTICIPATING PARTIES in the proportions in which the NON-CONSENT OPERATION was conducted; or

               (b) Immediately pay to the PARTICIPATING PARTIES its share of all costs associated with such well, less any recoupment therefore previously obtained, such payment to be credited against the total amount to be recovered out of its share of production by the PARTICIPATING PARTIES pursuant to Article X or XII, whichever is applicable.

     12.8 ALLOCATION OF COSTS (SINGLE COMPLETION). For the purpose of allocating costs on any well in which the ownership is not the same for the entire depth, the cost of drilling, completing or equipping such well shall be allocated on the following basis;

          (a) Intangible drilling, completion and material costs (including casing and tubing costs) from the surface to a depth one hundred
               (100) feet below the base of the completed zone shall be charged to the owners or the PARTIES participating in that zone.

          (b) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the completed zone to total depth shall be charged to the owners or the PARTIES participating in the costs to total depth.

     12.9 ALLOCATION OF COSTS (MULTIPLE COMPLETIONS). For the purpose of allocating costs on any well completed in dual or multiple zones in which the ownership is not the same for the entire depth or the completions thereof, the cost of drilling, completing and equipping such well shall be allocated on the following basis:

          (a) Intangible drilling, completion (including wellhead equipment), casing string and material costs, other than tubing costs, from the surface to a depth one hundred (100) feet below the base of the upper completed zone shall be divided equally between the completed zones and charged to the owners thereof or the PARTIES participating in such zone.

          (b) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the upper completed zone to a depth one hundred (100) feet below the base of the second completed zone shall be divided equally between the second and any other zone completed below such depth and charged to the owners thereof or to the PARTIES participating in each zone. If the well is completed in additional zones, the costs applicable to each such zone shall be determined and charged to the owners thereof in the same manner as prescribed by the dual zones completion.

          (c) Intangible drilling, completion, casing string and material costs other than tubing costs, from a depth one hundred (100) feet below the base of the lower completed zone to total depth shall be charged to the owners or the PARTIES participating in the costs to total depth.

          (d) Costs of tubing strings serving each separate zone shall be charged to the owners or the PARTIES participating in each zone.

          (e) For the purposes of allocating tangible and intangible costs between zones that occur at less than one hundred (100) foot intervals, the costs for the distance between the base of the upper zone to the top of the next lower zone shall be allocated equally between zones.

     12.10 ALLOCATION OF COSTS (DRY HOLE). For the purpose of allocating costs on any well determined to be a dry hole, in which the ownership is not the same for the entire depth or the completion thereof, the cost of drilling, plugging and abandoning such well shall be allocated on the following basis:

          (a) Costs to drill, plug and abandon a well proposed for completion in single, dual, or multiple zones shall be charged to the PARTICIPATING PARTIES in the same manner as if the well were completed as a producing well in all zones as proposed.

          (b) Plugging and abandoning of any well following any deepening, completion attempt or other operation shall be at the sole risk and expense of the PARTICIPATING PARTIES in such operation, subject however to the provisions of Section 10.4.

     12.11 INTANGIBLE DRILLING AND COMPLETION ALLOCATIONS. For the purpose of calculations hereunder, intangible drilling and completion costs, including non-controllable material costs, shall be allocated between zones, including the interval from the lower completed zones to total depth, on a drilling day ratio basis beginning on the day the rig arrives on location and terminating when the rig is released.

     12.12 OPERATED WELLS. The designated OPERATOR hereunder shall operate all wells drilled pursuant to the NON-CONSENT provision of this Agreement. However, notwithstanding anything herein to the contrary, if the NON-CONSENT WELL is drilled from a mobile drilling rig and if the designated OPERATOR is a NON-PARTICIPATING PARTY therein, the PARTICIPATING PARTY owning the largest PARTICIPATING INTEREST shall serve as Operator for the drilling and completion of such well, unless the PARTICIPATING PARTIES agree otherwise. Upon completion of any such well as a productive well (completion through the wellhead), the well shall be turned over to the designated OPERATOR for further operations.

                                  ARTICLE XIII

                                   FACILITIES

     13.1 APPROVAL. Any PARTY may propose the installation of FACILITIES by notice to the other PARTIES with information adequate to describe the proposed FACILITIES and the estimated costs. The affirmative vote of one (1) or more PARTIES having a combined PARTICIPATING INTEREST of forty percent (40%) or more in the wells to be served shall be required before such FACILITIES may be installed. If such required approval is obtained, the PARTICIPATING PARTIES therein shall proceed with the installation of such FACILITIES at their sole cost, risk and expense and the NON-PARTICIPATING PARTIES in such FACILITIES shall have no rights with respect thereto, subject to recoupment of amounts set forth under Article 12.2.1 from the completions served thereby. Each PARTIES' share shall be calculated by multiplying the total cost of the FACILITIES by a fraction, the numerator of which is that PARTY'S number of PRODUCIBLE WELL completions served by the FACILITIES and the denominator of which is the total number of PRODUCIBLE WELL completions served by the FACILITIES. Nothing hereunder shall limit a PARTY'S rights under Section 22.1; however, a PARTY acting thereunder shall not be required to pay for joint account FACILITIES that duplicate its FACILITIES constructed pursuant to Section 22.1

                                   ARTICLE XIV

                             ABANDONMENT AND SALVAGE

     14.1 PLATFORM SALVAGE AND REMOVAL COSTS. When the PARTIES owning FACILITIES consisting of a platform, mutually agree to dispose of such platform it shall be disposed of by the OPERATOR as approved by such PARTIES. The costs, risks and net proceeds, if any, resulting from such disposition shall be shared by such PARTIES in proportion to their PARTICIPATING INTEREST. To secure the availability and sufficiency of funds for the dismantling, abandonment and removal of such platform, the PARTICIPATING PARTIES, prior to the construction, shall assign to a trustee of a bank (the "Assignee") an overriding royalty interest equal to one-half percent (1/2%) of the whole of the oil, gas and other minerals produced, saved and marketed from the LEASE. The assignee shall be selected by an affirmative vote of two or more parties having a combined PARTICIPATING INTEREST of fifty percent (50%) or more. The assigned overriding royalty interest shall burden the interest of the PARTIES in proportion to their participation in the platform. The Assignee, who shall have no interest in the overriding royalty interest, shall receive the proceeds and place same in an interest bearing account or in insured certificates of deposit (the "Abandonment Fund"). If a platform is not constructed within one year of the date of overriding royalty interest is assigned, the overriding royalty shall terminate and the Assignee shall reassign the interest and properly disburse the Abandonment Fund to the appropriate Parties. Any proposal to construct a platform shall provide estimated cost of dismantling, abandonment and removal of same. At such time as the Abandonment Fund equals these estimated costs, the overriding royalty shall be assigned to the PARTICIPATING PARTIES by the Assignee. Similarly, any excess Abandonment Funds after complete dismantling, abandonment and removal costs are paid shall be disbursed to the PARTICIPATING PARTIES in proportion to their interest. A PARTICIPATING PARTY's interest in the Abandonment Fund may only be assigned or transferred in conjunction with an assignment or transfer of the subject Lease(s). In lieu of an assignment of overriding royalty interest, any PARTICIPATING PARTY may elect to furnish an irrevocable letter of credit in favor of the Assignee, or proof of coverage under adequate plugging and abandonment bonds, subrogated in favor of the OPERATOR, to provide for that PARTY's estimated proportionate share of platform dismantling, removal and abandonment costs. The letter of credit or plugging and abandonment bonds shall provide that either instrument shall remain in force in the event of a transfer or assignment of the PARTY's interest until such time as the transferee or assignee provides a similar irrevocable letter of credit or plugging and abandonment bonds.

     14.2 PURCHASE OF SALVAGE MATERIALS. OPERATOR shall give all PARTIES written notice when it is determined under Section 14.1 that FACILITIES or other materials are not needed for further operations and may be moved from the LEASE. Within fifteen (15) days after receipt of such notice any PARTY desiring to acquire such materials shall give OPERATOR written notice of such fact. If more than one PARTY desires to acquire such materials, OPERATOR shall designate a time and place at which each PARTY may submit written bids for such materials. If only one PARTY desires to acquire such materials, it may do so on the basis of the value thereof as determined in accordance with the provisions of Exhibit "C", with prefabricated materials being valued on the basis of cost including but not limited to cost of fabrication. All materials removed from the LEASE shall be removed at the expense of the PARTIES unless purchased hereunder, then at the expense of the acquiring PARTY. In the event no PARTY desires to purchase said materials, the materials shall be disposed of in accordance with the provisions of Exhibit "C".

     14.3 ABANDONMENT OF PRODUCING WELL. Any PARTY may propose the abandonment of a well by notifying the other PARTIES, who shall have the time period set forth in Section 9.3.2 from receipt thereof within which to respond. No well shall be abandoned without the mutual consent of the PARTICIPATING PARTIES. The PARTICIPATING PARTIES not consenting to the abandonment shall pay to each PARTICIPATING PARTY desiring to abandon its share of the current value of the well's salvageable material and equipment as determined pursuant to Exhibit "C", less the estimated current costs of salvaging same and of plugging and abandoning the well as determined by the PARTICIPATING PARTIES. Provided, however, if such salvage value is less than such estimated current costs, then each PARTICIPATING PARTY desiring to abandon shall pay to OPERATOR for the benefit of the PARTICIPATING PARTIES not consenting to abandonment a sum equal to its share of such deficiency.

     14.4 ASSIGNMENT OF INTEREST. Each PARTICIPATING PARTY desiring to abandon a well pursuant to Section 14.3 shall assign effective as of the last applicable election date, to the non-abandoning PARTIES, in proportion to their PARTICIPATING INTERESTS, its interest in such well and the equipment therein and its ownership in the production of such well. Any PARTY so assigning shall be relieved from any further liability with respect to said well except as to any accrued liability.

     14.5 ABANDONMENT OPERATIONS REQUIRED BY GOVERNMENTAL AUTHORITY. Any well abandonment or platform removal required by a governmental authority shall be accomplished by OPERATOR with the costs, risks and net proceeds, if any, to be shared by the PARTIES owning such well or platform in proportion to their PARTICIPATING INTEREST.

                                   ARTICLE XV

                                   WITHDRAWAL

     15.1 WITHDRAWAL. Any PARTY may withdraw from this Agreement and thereby be relieved of all responsibilities with respect to the LEASE by giving notice to the other PARTIES of such desire together with an offer to convey at no cost by a recordable instrument, without warranty, express or implied, except for its own acts, all of its interest in and to the LEASE, the oil and gas, and the property and equipment owned hereunder. Any such conveyance or assignment shall be free and clear of any overriding royalties, production payments or other burdens on production created after the effective date of this Agreement and shall be subject to the LEASE provisions and to the rules and regulations of the lessor. If any PARTY(S) desires to acquire such interest and to assume the obligations of the assigning PARTY under this Agreement and the LEASE, the withdrawing PARTY shall deliver such conveyance or assignment ratably to the acquiring PARTIES, unless the acquiring PARTIES agree otherwise. If no PARTY desires to acquire such interest, the PARTY desiring to withdraw may do so only by paying to those PARTIES not desiring to withdraw its pro-rata share of the estimated costs of plugging and abandoning all wells and removal of all platforms, structures and other equipment on the LEASE, less any salvage value approved under the voting procedure hereof, and such withdrawing PARTY shall remain liable for any costs, expenses or damages theretofore accrued or arising out of any event occurring prior to such PARTY'S withdrawal. Thereafter, the withdrawing PARTY shall assign its entire interest ratably to the remaining PARTIES. If the remaining PARTIES do not wish to continue operations on the LEASE, all PARTIES shall proceed with abandoning and surrendering the same.

     15.2 LIMITATIONS ON WITHDRAWAL. No PARTY shall be relieved of its obligations hereunder during a well or platform fire, blowout or other emergency thereon, but may withdraw from this Agreement and be relieved of such obligations after termination of such emergency, provided such PARTY shall be and remain liable for its full share of all costs arising out of said emergency, including without limitation, the drilling of a relief well, containment and cleanup of oil spill and pollution and all costs of platform debris removal made necessary by the emergency.

                                   ARTICLE XVI

                      RENTALS, ROYALTIES AND OTHER PAYMENTS

     16.1 CREATION OF OVERRIDING ROYALTY. If after the effective date of this Agreement, any PARTY creates any overriding royalty, production payment or other burden payable out of production attributable to such PARTY'S WORKING INTEREST in the LEASE owned and if any other PARTY(S) becomes entitled to an assignment pursuant to the provisions of this Agreement (except for Paragraph 26.2) or as a result of NON-CONSENT OPERATIONS hereunder becomes entitled to receive the WORKING INTEREST otherwise belonging to a NON-PARTICIPATING PARTY in such operations, the PARTY entitled to receive the assignment from or the WORKING INTEREST production of such NON-PARTICIPATING PARTY shall receive same free and clear of such burdens, and the NON-PARTICIPATING PARTY creating such burdens shall save the PARTICIPATING PARTIES harmless with respect to the receipt of such assigned interest or such WORKING INTEREST production. Notwithstanding the provisions herein, the Parties agree to bear their proportionate share of the overriding royalty interests set out on Exhibit "A".

     16.2 PAYMENT OF RENTALS AND MINIMUM ROYALTIES. OPERATOR shall pay all rentals, minimum royalties, or similar payments accruing under the terms of the LEASE and submit evidence of such payment to the PARTIES. As to any production delivered in kind by OPERATOR to any NON-OPERATOR or to another for the account of such NON-OPERATOR, said NON-OPERATOR shall provide OPERATOR with information as to the proceeds or value of such production in order that the OPERATOR may make payment of any minimum royalty due. The amount of such payment for which each PARTY is responsible shall be charged by the OPERATOR to such PARTIES. OPERATOR shall diligently attempt to make proper payment, but shall not be held liable to the PARTIES in damages for the loss of any LEASE or interest therein of through mistake or oversight any rental or minimum royalty payment is not paid for or is erroneously paid. The loss of any LEASE or interest therein which results from a failure to pay or an erroneous payment of rental or minimum royalty shall be a joint loss and there shall be no readjustment of interest.

     16.3 NON-CONCURRENCE IN PAYMENTS. Should any PARTY(S) not concur in the payment of any rental, minimum royalty or similar payment, such PARTY(S) shall notify OPERATOR and all other owners in writing at least sixty (60) days prior to the date on which such payment is due or accrues; and, in this event OPERATOR shall make such payment for the benefit of all concurring PARTIES. In such event the non-concurring PARTY(s) shall, upon request of any concurring PARTIES, assign to the concurring PARTIES in the ratio that each concurring PARTY'S interest at the time bears to the total interest of all concurring PARTIES, without warranty, except for its own acts, such portions of its interest in and to the LEASE or portion thereof involved as would be maintained by such payment. That assignment shall be free and clear of any overriding royalties, production payments or other burdens on production created after the effective date hereof. Thereafter, the LEASE, or portion thereof, involved shall no longer be subject to this Agreement. The PARTIES then owning such LEASE or portion thereof agree to operate said LEASE or portion thereof under a separate agreement in the same form as this Agreement.

     16.4 ROYALTY PAYMENTS, Each PARTY shall pay, deliver or cause to be paid or delivered its pro- rata share of LEASE royalties, overriding royalties, payments out of production or other amounts or charges which may be or become payable out of its share of production and shall hold the other PARTIES free from any liability therefore. Each Party, electing to pay his share of royalties pursuant to the terms of the Lease, shall promptly notify Operator of said election and shall thereafter provide to Operator a detailed accounting of revenue received and value paid to the Lessor for such Party's share of production produced, marketed and sold. Monthly reports shall be submitted to Operator within forty-five days of actual receipt of the previous month's production revenue. During any time in which PARTICIPATING PARTIES in a NON-CONSENT OPERATION are entitled to receive a NON-PARTICIPATING PARTY'S share of production, the PARTICIPATING PARTIES shall bear the LEASE royalty due with respect to such share of production and shall hold the NON-PARTICIPATING PARTIES harmless from liability in connection therewith. Any PARTY acting under the provisions of the Article shall never be liable for a standard of performance in making such payments or deliveries in excess of a good faith effort to pay or deliver same prior to the due date and no liability (other than the liability to correct such payment) shall be incurred for failure through error or omissions of the employees of any such PARTY to make payment or delivery within the time, in the manner and for the amounts due

     16.5 FEDERAL OFFSHORE OIL POLLUTION COMPENSATION FUND FEE. Each PARTY agrees to pay and bear the Federal Offshore Oil Pollution Compensation Fund Fee payable on its share of oil produced, such fee being required by Section 302 of the Outer Continental Shelf Lands Act Amendment of 1971 and any regulation lawfully promulgated pursuant thereto; provided, however, should the oil owned by a PARTY be reported by another PARTY, it shall be the obligation of such reporting PARTY and such reporting PARTY is specifically authorized to an agrees to pay the Federal Offshore Oil Pollution Compensation Fund Fee on those volumes which it reports for the benefit of the non-reporting PARTY, and such reporting PARTY may charge such non-reporting PARTY for the payments so made.

                                  ARTICLE XVII

                                      TAXES

     17.1 PROPERTY TAXES. OPERATOR shall render property covered by tills Agreement as may be subject to ad valorem taxation and shall pay such property taxes for the benefit of each PARTY. OPERATOR shall charge each PARTY its share of such tax payments. If the OPERATOR is required hereunder to pay ad valorem taxes based in whole or in part upon separate valuation of each PARTY'S WORKING INTEREST, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the PARTIES hereto in accordance with the percentage of tax value generated by each PARTY'S WORKING INTEREST.

     17.2 CONTEST OF PROPERTY TAX VALUATION. OPERATOR shall timely and diligently protest to a final determination any valuation it deems unreasonable. Pending such determination, OPERATOR may elect to pay under protest. Upon final determination, OPERATOR shall pay the taxes and any interest, penalty or cost accrued as a result of such protest. In either event, OPERATOR shall charge each PARTY its share.

     17.3 PRODUCTION AND SEVERANCE TAXES. Each PARTY shall pay, or cause to be paid, all production, severance and other taxes due on any production, which it received pursuant to the terms of this Agreement.

     17.4 OTHER TAXES AND ASSESSMENTS. OPERATOR shall pay other applicable taxes or assessments and charge each PARTY its share.

                                  ARTICLE XVIII

                                    INSURANCE

     18.1 INSURANCE. OPERATOR shall obtain the insurance provided in Exhibit "B" and charge each PARTICIPATING PARTY its proportionate share of the cost of such coverage.

                                   ARTICLE XIX

                         LIABILITY, CLAIMS AND LAWSUITS

     19.1 INDIVIDUAL OBLIGATIONS. The obligations, duties and liabilities of the PARTIES shall be several and not joint or collective; and nothing contained herein shall ever be construed as creating a partnership of any kind, joint venture, association or other character of business entity recognizable in law for any purpose. Each PARTY shall hold all the other PARTIES harmless from liens and encumbrances on the LEASE arising as a result of its acts.

     19.2 NOTICE OF CLAIM OR LAWSUIT. If a claim is made against any PARTY or if any PARTY is sued on account of any matter arising from operations hereunder, such PARTY shall give prompt written notice to the other PARTIES.

     19.3 SETTLEMENTS. OPERATOR may settle any single damage claim or suit involving operations hereunder if the expenditure does not exceed Ten Thousand Dollars ($10,000.00), if the claim is not covered by Exhibit "B" and if the payment is in complete settlement of such claim or suit.

     19.4 LEGAL EXPENSE. Legal Expenses shall be handled pursuant to the provisions of Exhibit "C".

     19.5 LIABILITY FOR LOSSES, DAMAGES, INJURY OR DEATH. Liability for losses, damages, injury or death arising from operations under this Agreement shall be borne by the PARTIES in proportion to their PARTICIPATING INTERESTS in the operations out of which such liability arises, except when such liability results from the gross negligence or willful misconduct of any party, in which case such PARTY shall be liable.

     19.6 INDEMNIFICATION. The PARTICIPATING PARTIES agree to hold the NON-PARTICIPATING PARTIES harmless and to indemnify and protect them against all claims, demands, liabilities and liens for property damage or personal injury, including death, caused by or otherwise arising out of NON-CONSENT OPERATIONS, and any loss and costs suffered by any NON-PARTICIPATING PARTY as an incident thereof.

                                   ARTICLE XX

                           INTERNAL REVENUE PROVISION

     20.1 INTERNAL REVENUE PROVISION. Notwithstanding any provisions herein that the rights and liabilities hereunder are several and not joint or collective or that this Agreement and the operations hereunder shall not constitute a partnership, if for Federal Income Tax purposes this Agreement and the operations hereunder are regarded as a partnership, then for Federal Income Tax purposes each PARTY elects to be excluded from the application of all the provisions of Subchapter K, Chapter 1, Subtitle A, Internal Revenue Code of 1986, as permitted and authorized by Section 761 of said Code and the regulations promulgated thereunder. OPERATOR is hereby authorized and directed to execute on behalf of each PARTY such evidence of this election as may be required by the Federal Internal Revenue Service including specifically, but not by way of limitation, all of the returns, statements and data required by Federal Regulations 1.761.1 and 1.761.2. Should there be any requirement that each PARTY further evidence this election, each PARTY agrees to execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service. Each PARTY further agrees not to give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax law of the United States of America or any state contains provisions similar to those contained in Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, under which an election similar to that provided by Section 761 of said Subchapter K is permitted, each PARTY makes such election or agrees to make such election as may be permitted by such laws. In making this election, each PARTY states that the income derived by it from the operations under this Agreement can be adequately determined without the computation of partnership taxable income.

                                   ARTICLE XXI

                                  CONTRIBUTIONS

     21.1 NOTICE OF CONTRIBUTIONS OTHER THAN ADVANCES FOR SALE OF PRODUCTION. Each PARTY shall promptly notify the other PARTIES of all contributions, which it may obtain, or is attempting to obtain, concerning the drilling of any well on the LEASE. Payments received as consideration for entering into a contract for sale of production from the LEASE, loans and other financing arrangements shall not be considered contributions for the purposes of the Article. No PARTY shall release or obligate itself or release information in return for a contribution from an outside party toward the drilling of a well without prior written consent of the other PARTICIPATING PARTIES therein.

     21.2 CASH CONTRIBUTIONS. In the event a PARTY receives a cash contribution toward the drilling of a well, said cash contribution shall be paid to OPERATOR and OPERATOR shall credit the amount thereof to the PARTIES in proportion to their PARTICIPATING INTEREST.

     21.3 ACREAGE CONTRIBUTIONS. In the event a PARTY receives an acreage contribution toward the drilling of a well, said acreage contribution shall be shared by each PARTICIPATING PARTY who accepts in proportion to its PARTICIPATING INTEREST in the well.

                                  ARTICLE XXII

                            DISPOSITION OF PRODUCTION

     22.1 FACILITIES TO TAKE IN KIND. Any PARTY shall have the right, at its sole risk and expense, to construct FACILITIES for taking its share of production in kind, provided that such FACILITIES at the time of installation do not interfere with continuing operations on the LEASE and adequate space is available therefore.

     22.2 DUTY TO TAKE IN KIND. Each PARTY shall have the right and duty to take in kind or separately dispose of its share of the oil and gas produced and saved from the LEASE.

     22.3 FAILURE TO TAKE IN KIND. If any PARTY fails to take in kind or dispose of its share of the oil and condensate, OPERATOR may either (a) purchase oil or condensate at OPERATOR'S posted price or, in the absence of a posted price, in no event less than the price prevailing in the area for oil of the same kind, gravity and quality, or (b) sell such oil or condensate to others at the best price obtainable by OPERATOR, subject to revocation by the non-taking PARTY upon thirty (30) days advance notice. All contracts of sale by OPERATOR of any PARTY'S share of oil or condensate shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall any contract be for a period in excess of one (1) year. Proceeds of all sales made by OPERATOR pursuant to this Section shall be paid to the PARTIES entitled thereto. Unless required by governmental authority or judicial process, no PARTY shall be forced to share an available market with any non-taking PARTY.

     22.4 EXPENSES OF DELIVERY IN KIND. Any cost incurred by OPERATOR in making delivery of any PARTY'S share of oil and condensate, or disposing of same pursuant to Section 22.3, shall be borne by such PARTY.

     22.5 GAS BALANCING PROVISIONS. Attached hereto is Exhibit "E" entitled "Gas
Balancing  Agreement",   containing  an  agreement  of  the  PARTIES,  which  is
incorporated into this Agreement as if copied at length herein.

                                  ARTICLE XXIII

                                 APPLICABLE LAW

     23.1 APPLICABLE LAW. This Agreement shall be interpreted according to the laws of the State of Texas.

                                  ARTICLE XXIV

                    LAWS, REGULATIONS AND NON-DISCRIMINATION

     24.1 LAWS AND REGULATIONS. This Agreement and operations hereunder are subject to all applicable laws, rules, regulations and orders, and any provision of the Agreement found to be contrary to or inconsistent with any such law, rule, regulation or order shall be deemed modified accordingly.

     24.2 NON-DISCRIMINATION. In the performance of work under the Agreement, the PARTIES agree to comply, and OPERATOR shall require each independent contractor to comply, with the governmental requirements set forth in Exhibit "D" and with all of the provisions of Section 202(1) to (7), inclusive, of Executive Order No. 11246, as amended.

                                   ARTICLE XXV

                                  FORCE MAJEURE

     25.1 NOTICE. If any PARTY is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to make money payments, that PARTY shall give to all other PARTIES prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the PARTY giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected PARTY shall use reasonable diligence to remove the force majeure as quickly as possible.

     25.2 STRIKES. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes.

     25.3 FORCE MAJEURE. The term "force majeure" as herein employed shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the PARTY claiming suspension.

                                  ARTICLE XXVI

                      SUCCESSORS, ASSIGNS AND PREFERENTIAL
                                RIGHT TO PURCHASE

     26.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the PARTIES and their respective heirs, successors, representatives and assigns and shall constitute a covenant running with the LEASE. Each PARTY shall incorporate in any assignment of an interest in the LEASE a provision that such assignment is subject to this Agreement.

     26.2 NOTICE OF TRANSFER. Should any PARTY desire to sell, farmout or otherwise dispose al all or any part of its Working Interest in the Lease, it shall promptly give written notice to the other PARTIES giving complete information relative to the proposed disposition. The other PARTIES shall have the right for a period of fifteen (15) days after receipt of the notice to attempt to purchase or acquire the interest, which the PARTY proposes to sell, farmout or otherwise dispose. A transfer of interest hereunder shall not become effective as to the PARTIES until the first day of the month following delivery to OPERATOR of an original (or copies thereof) instrument of transfer approved by the proper governmental authority and conforming to the requirements of this Section. No such transfer shall relieve the transferring PARTY of any obligations or liabilities accrued hereunder prior to such effective date. This Section shall not apply when a PARTY wishes to mortgage its interest or to dispose of its interest by merger, reorganization, consolidation, assignment of production payment, sale of all or substantially all of its assets, or sale or transfer of its interest to an affiliate.

          26.2.1 A PARTY may sell, transfer or assign all or any part of its interest in the property or this Agreement without the consent of any other PARTY hereto, provided that:

               (a) Any such sale, transfer or assignment shall be made only to a financially responsible PARTY or PARTIES.

               (b) Such PARTY shall give the other PARTIES written notice of such sale, transfer or assignment at least thirty (30) days prior to executing any instrument(s) evidencing the sale, transfer or assignment (such notice to include the name of each proposed transferee and the interests) to be transferred).

               (c) Such PARTY shall incorporate in each instrument evidencing the sale, transfer or assignment a provision making the same expressly subject to the Operating Agreement and shall obtain (and furnish to the other PARTIES) such transferee's written consent to be bound by all the provisions of the Operating Agreement.

               (d) If the original interest of any PARTY is at any time transferred to two (2) or more transferees, OPERATOR may, at its discretion, require such transferees to appoint a single trustee with full authority to receive notices and payments, approve expenditures and pay the share of costs, which are chargeable against such transferees.

          26.2.2 The Provisions of this Article shall not, however, apply to and it shall not be necessary to obtain the consent of any party in connection with;

               (a) Any mortgage or other pledge, including without limitation the granting of any lien or security interest and any assignment of production executed as further security for the debt secured by any such mortgage or pledge, by a Party hereto of its interest or any portion thereof in the joint leases, or the Agreement, or any judicial, trustee's or other sales to foreclose the same;

               (b) Any transfer or disposition of the interest of a PARTY hereto by corporate merger or consolidation or by any sale or sales of substantially all of its oil and gas properties; or

               (c) Any sale, merger, consolidation or other transfer by a PARTY hereto of any part of its interest to or with any "affiliate" (as such term is defined in Regulation C, issued under the Securities Act of 1933).

               (d) Any mortgage, pledge, transfer, sale, merger or any other disposition enumerated in subparagraphs (a), (b) or (c) of this Paragraph shall be made expressly subject to this Agreement. Any assignment under this provision shall be effective upon approval of the lessor or at such earlier date as agreed to by the lessor.

     26.3 ASSIGNMENTS. Any assignment, vesting or relinquishment of interest between the PARTIES shall be without warranty of title, except as to overrides, production payments, liens, encumbrances or similar burdens on the interest assigned. Any assignment to a Third Party or a Working Interest herein shall not be effective until approved by the Minerals Management Service.

                                  ARTICLE XXVII

                                      TERM

     27.1 TERM. This Agreement may be amended only in writing and only by mutual consent of all PARTIES. This Agreement shall remain in effect so long as the LEASE shall remain in effect and thereafter until all claims, liabilities and obligations incurred in operations hereunder have been settled; however, all property belonging to the PARTIES shall be disposed of and final settlement shall be made under this Agreement.

                                 ARTICLE XXVIII

                             AREA OF MUTUAL INTEREST

     28.1 AREA OF MUTUAL INTEREST. The PARTIES hereby create an Area of Mutual Interest ("AMI") identified on Exhibit "A-1" attached hereto and made a part hereof. This AMI shall remain in force and effect as long as any leases lying within the AMI are being maintained by the parties hereto. Any acquisition of any right, title or interest acquired in, to and under any oil or gas lease or any other interest in oil or gas, including, without limitation, contractual rights, which confer on the holder thereof the right to share, or acquire the right to share, in the production or the proceeds of production of oil and gas within the AMI (the "Acquisition") by a PARTY herein shall be for the mutual benefit of the PARTIES. Each PARTY shall have the right to participate in any such Acquisition in the same proportion as such PARTY'S WORKING INTEREST in and to the LEASE as set forth in Exhibit "A". The PARTY making the Acquisition (the "Acquiring Party") shall notify each of the other PARTIES in writing within thirty (30) days of such Acquisition and shall furnish a copy of all executed agreements pertaining thereto and such title information as the Acquiring PARTY has, stating the cost of such acquisition or the obligations that must be assumed in connection therewith. Each of the other PARTIES shall have a period of fifteen (15) working days (48 hours exclusive of Saturdays, Sundays and legal holidays in the event that a well is being drilled within the AMI) after receipt of such notice within which to elect and notify the Acquiring PARTY whether or not it desires to participate in such Acquisition. Failure to timely respond to the Acquiring PARTY'S notice or reimburse the Acquiring PARTY for the proportionate share of the acquired interest shall be deemed an election not to acquire such interest. Upon election and payment to the Acquiring PARTY of a non-acquiring PARTY'S share of the cost of such acquisition, such non-acquiring PARTY shall be entitled to an assignment of its proportionate share in such Acquisition.

     If fewer than all PARTIES elect to participate in the Acquisition within the AMI, the Acquiring PARTY shall inform all PARTIES who have elected to participate in the Acquisition, in writing, of the elections made. Each PARTY receiving notice, within forty-eight (48) hours (inclusive of Saturday, Sunday or legal holidays) after receipt of such notice, shall advise the Acquiring PARTY of its desire to (a) limit participation to its WORKING INTEREST, or (b) acquire its proportionate share of the interest of the non-participating
PARTY(IES), or (c) participate for a percentage of the interest of the non-participating PARTY(IES).

     The interest of any PARTY who elects to participate in any acquisition within the AMI shall be subject to and be burdened by the obligations set forth on Exhibit "A" with respect to the leases.

                                  ARTICLE XXIX

                             HEADINGS AND EXECUTION

     29.1 TOPICAL HEADINGS. The topical headings used herein are for convenience only and shall not be construed as having any substantive significance or as indicating that all of the provisions of this Agreement relating to any topic are to be found in any particular Section.

     29.2 COUNTERPART EXECUTIONS. This Agreement may be signed in counterparts, and shall be binding upon the PARTIES and upon their successors, representatives and assigns.

                                        GRYPHON EXPLORATION COMPANY


                                        BY: /s/ Charles H. Odom
                                            ------------------------------------
                                            Charles H. Odom
                                            Vice President-Land


                                        MARINER ENERGY, INC.


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                        RIDGEWOOD ENERGY CORPORATION


                                        BY: /s/ W. Greg Tabor
                                            ------------------------------------
                                        NAME: W. GREG TABOR
                                        TITLE: EXEC. VICE PRESIDENT

STATE OF Texas

COUNTY OF Harris

ON THIS 9th day of September, 2004, before me appeared C.H. Odom, to me personally known, who, being by me duly sworn, did say that he is the Vice President for Gryphon Exploration Company, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said C.H. Odom acknowledges said instrument to be a free act and deed of said corporation.

----------------------------
[SEAL]     WANDA L. MARTIN
       MY COMMISSION EXPIRES               /s/ Wanda L. Martin
          DECEMBER 6, 2007                 -------------------------------------
----------------------------               Notary Public in and for State of
                                           Texas

STATE OF TEXAS

COUNTY OF HARRIS

ON THIS 9th day of September, 2004, before me appeared W. GREG TABOR, to me personally known, who, being by me duly sworn, did say that he is the Vice President for RIDGEWOOD ENERGY CORPORATION, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said W. GREG TABOR acknowledges said instrument to be a free act and deed of said corporation.

------------------------------
           MERCEDES S. ZUNIGA
[SEAL]   MY COMMISSION EXPIRES             /s/ Mercedes S. Zuniga
             June 16, 2005                 -------------------------------------
------------------------------             Notary Public in and for

STATE OF

COUNTY OF

ON THIS ____ day of _________, 2004, before me appeared ___________, to me personally known, who, being by me duly sworn, did say that he is the ____________ for ________________, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said __________ acknowledges said instrument to be a free act and deed of said corporation.


                                           -------------------------------------
                                           Notary Public in and for

     If fewer than all PARTIES elect to participate in the Acquisition within the AMI, the Acquiring PARTY shall inform all PARTIES who have elected to participate in the Acquisition, in writing, of the elections made. Each PARTY receiving notice, within forty-eight (48) hours (inclusive of Saturday, Sunday or legal holidays) after receipt of such notice, shall advise the Acquiring PARTY of its desire to (a) limit participation to its WORKING INTEREST, or (b) acquire its proportionate share of the interest of the non-participating
PARTY(IES), or (c) participate for a percentage of the interest of the non-participating PARTY(IES).

     The interest of any PARTY who elects to participate in any acquisition within the AMI shall be subject to and be burdened by the obligations set forth on Exhibit "A" with respect to the leases.

                                  ARTICLE XXIX

                             HEADINGS AND EXECUTION

     29.1 TOPICAL HEADINGS. The topical headings used herein are for convenience only and shall not be construed as having any substantive significance or as indicating that all of the provisions of this Agreement relating to any topic are to be found in any particular Section.

     29.2 COUNTERPART EXECUTIONS. This Agreement may be signed in counterparts, and shall be binding upon the PARTIES and upon their successors, representatives and assigns.

                                           GRYPHON EXPLORATION COMPANY


                                           BY: /s/ Charles H. Odom
                                               ---------------------------------
                                               Charles H. Odom
                                               Vice President-Land


                                           MARINER ENERGY, INC.


                                           BY: /s/ Mike C. van den Bold
                                               ---------------------------------
                                           NAME: Mike C. van den Bold
                                           TITLE: Vice President - Exploration


                                           RIDGEWOOD ENERGY CORPORATION


                                           BY:
                                               ---------------------------------
                                           NAME:
                                                 -------------------------------
                                           TITLE:
                                                  ------------------------------

STATE OF Texas

COUNTY OF Harris

ON THIS 9th day of September, 2004, before me appeared C.H Odom, to me personally known, who, being by me duly sworn, did say that he is the Vice President for Gryphon Exploration Company, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said C.H. Odom acknowledges said instrument to be a free act and deed of said corporation.

------------------------------
            WANDA L. MARTIN
[SEAL]   MY COMMISSION EXPIRES             /s/ Wanda L. Martin
            DECEMBER 6, 2007               -------------------------------------
------------------------------             Notary Public in and for State of
                                           Texas

STATE OF TEXAS

COUNTY OF HARRIS

ON THIS 9TH day of SEPTEMBER, 2004, before me appeared MIKE C. VAN DEN BOLD, to me personally known, who, being by me duly sworn, did say that he is the VICE PRESIDENT for MARINER ENERGY and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said MIKE
C. VAN DEN BOLD acknowledges said instrument to be a free act and deed of said corporation.

------------------------------------
              SUSAN G. EDWARDS
[SEAL] NOTARY PUBLIC, STATE OF TEXAS
           MY COMMISSION EXPIRES           /s/ Susan G. Edwards
               SEPT. 2, 2007               -------------------------------------
------------------------------------       Notary Public in and for State of
                                           Texas

STATE OF

COUNTY OF

ON THIS ____ day of _________, 2004, before me appeared ___________, to me personally known, who, being by me duly sworn, did say that he is the ____________ for ________________, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said _________________ acknowledges said instrument to be a free act and deed of said corporation.


                                           -------------------------------------
                                           Notary Public in and for

                                   EXHIBIT "A"

      Attached to and made a part of that certain Joint Operating Agreement dated effective August 1, 2004 by and between GRYPHON EXPLORATION COMPANY, as Operator, and MARINER ENERGY, INC., et al, as Non-Operators

OIL AND GAS LEASES:

     1. Lease No. M-102437 by and between the Commissioner of the General Land Office of the State of Texas, as Lessor, and Gryphon Exploration Company, as Lessee, effective April 9, 2002, covering the North One-Half of the Southwest One-Quarter (N/2 of SW/4) of Tract 246-L, Gulf of Mexico, Galveston County, Texas, containing approximately 720 acres as shown on the official map of the Gulf of Mexico on file in the Texas General Land Office, Austin, Texas, and recorded on May 29, 2002 under File No. ###-##-#### of the records of Galveston County, Texas.

     2. Lease No. M-102438 by and between the Commissioner of the General Land Office of the State of Texas, as Lessor, and Gryphon Exploration Company, as Lessee, effective April 9, 2002, covering the South One-Half of the Southwest One-Quarter (S/2 of SW/4) of Tract 246-L, Gulf of Mexico, Galveston County, Texas, containing approximately 720 acres as shown on the official map of the Gulf of Mexico on file in the Texas General Land Office, Austin, Texas, and recorded on May 29, 2002 under File No. ###-##-#### of the records of Galveston County, Texas.

PARTICIPANTS AND ADDRESSES:

     Gryphon Exploration Company
     1200 Smith Street
     Suite 1700
     Houston, Texas 77002
     Attention: Land Department
     Phone: (713) 576-2400
     FAX: (713) 576-2500

     Mariner Energy, Inc.
     2101 Citywest Blvd., Suite 1900
     Houston, Texas 77042-3020
     Attention: Mr. John Davis
     Phone: (713) 954-5500
     FAX: (713) 954-5570

     Ridgewood Energy Corporation
     5300 Memorial Drive, Suite 1070
     Houston, Texas 77007
     Attn: Mr. Greg Tabor
     Phone: (713) 862-9856
     Fax: (713) 802-9734

WORKING INTEREST

                               To Casing Point*   At Casing Point*
                               ----------------   ----------------
Gryphon Exploration Company        33.33333%          40.00000%
Mariner Energy, Inc.               40.00000%          40.00000%
Ridgewood Energy Corporation       26.66667%          20.00000%
                                  ---------          ---------
                                  100.00000%         100.00000%

          *The working interest of Gryphon Exploration Company and Ridgewood Energy Corporation to Casing Point and at Casing Point is subject to the terms and conditions of that certain Participation Agreement dated September 2, 2004 between said parties.

     The above leases, including any leases acquired by virtue of the Area of Mutual Interest provisions of Article XXVIII hereof, are burdened by the following overriding royalty interests:

Jebco Seismic, L.P.            7.5% of 1.0% of 8/8ths
Multi Klient Invest AS        92.5% of 1.0% of 8/8ths
Gryphon Exploration Company        2.0% of 8/8ths

                                  EXHIBIT "A-l"
                            AREA OF MUTUAL INTEREST

      Attached to and made a part of that certain Joint Operating Agreement dated effective August 1, 2004 by and between GRYPHON EXPLORATION COMPANY, as Operator, and MARINER ENERGY, INC., et al, as Non-Operators

     The Area of Mutual Interest is comprised of the SW/4 of Tract 246-L and the SE/4 of Tract 247-L, Gulf of Mexico, Galveston County, Texas.

                                   EXHIBIT "B"
                                   INSURANCE

   Attached to and made a part of that certain Joint Operating Agreement dated effective August 1, 2004, by and between GRYPHON EXPLORATION COMPANY, as
           Operator, and MARINER ENERGY, INC., et al, as Non-Operators

Operator shall, at all times while conducting operations on the Contract Area and/or Assigned Premises, carry or cause to be carried insurance for the following coverage's and in at least the minimum amounts noted.

     1. Workers' Compensation and Occupational Disease insurance in accordance with the statutory requirements of the state in which work is to be performed, the state in which the Operator, herein "Contractor", or any of Operator's contractor(s) or sub-contractor(s), employees reside and the state in which the Contractor is domiciled; Employer's Liability insurance with limits of not less than $1,000,000. These coverage's shall include:

          a. Protection for liabilities under the Federal Longshoremen's and Harbor Worker's Compensation Act and the Outer Continental Shelf Lands Act.

          b. Coverage for liability under the Merchant Marine Act of 1920, commonly known as the Jones Act; the Admiralty Act; and the Death on the High Seas Act with limits of not less than $1,000,000 per accident.

          c.   Protection    against    liability   of   employer   to   provide
               transportation, wages, maintenance and cure to maritime employees and a Voluntary Compensation Endorsement.

          d. Coverage amended to provide that a claim In Rem shall be treated as a claim against the employer.

          e.   Territorial extension shall cover all work areas.

     2. Comprehensive General Liability insurance, written on any occurrence reported basis with limits of $1,000,000 per occurrence Bodily Injury and Property Damage, combined single limits, an annual aggregate of no less than $2,000,000 (if applicable), including the following coverage's:

          a.   Premises and Operations coverage's.

          b.   Independent Contractor's Contingent coverage.

          c. Contractual Liability covering liabilities assumed under this Contract.

          d.   Products and Completed Operations coverage.

          e. Coverage for explosion, collapse and underground resources and property damage under both Premises/Operations and Contractual Liability coverage parts, where applicable.

          f.   Broad Form Property Damage Liability endorsement.

          g.   Personal Injury Liability.

          h.   In Rem endorsement.

          i.   Territorial extension shall cover all work areas.

          j.   Where  applicable,  coverage  for  liability  resulting  from the
               consumption   of  food   prepared  or  served  by  contractor  or
               subcontractor.

          k. Watercraft exclusion deleted or Protection & Indemnity provided as per 4.B.

          l.   Coverage is provided  for "Action  Over"  suits.

          m.   Coverage is silent as respects Punitive Damages.

     3. Automobile Liability insurance covering owned, hired and non-owned vehicles with limits of $1,000,000 per occurrence Bodily Injury and Property Damage combined single limits.

     4. Where the work described by this Contract involves the use of marine equipment. Operator will require the contractor to provide the following insurance:

          a. Full Form Hull and Machinery insurance, with coverage equal to that provided by the American Institute Hull Clauses including collision liability, with the sister ship clause unamended, with limits of liability at least equal to the full value of the vessel and with navigational limitations adequate for Contractor to perform the contracted work. Where the vessels engage in towing operations, said insurance shall include full tower's liability with the sister ship clause unamended.

          b. Protection and indemnity insurance coverage in an amount at least equal to the full value of each vessel employed under the Contract. Protection and indemnity insurance shall include full coverage for all crew liabilities if coverage for maritime employees is not provided under Coverage B, Employers Liability for Admiralty Jurisdiction.

          c. Excess Protection and Indemnity insurance, including Collision and Tower's (where applicable) Liability in an amount at least equal to the value of each vessel covered or the difference between the full value of each vessel and $1,000,000 per occurrence.

          d. Voluntary Removal of Wreck and/or Debris insurance covering Contractor's operations in an amount of not less than $1,000,000 per occurrence.

     All of the marine coverage's cited above shall name Operator and all its subsidiary and affiliated companies as additional insured's as their interests may appear, to the extent of contractor's obligations to defend and indemnify the Parties.

     5. Aircraft Liability insurance (for contracts involving use of aircraft or helicopters) with combined single limit coverage for public liability, passenger liability and property damage liability of not less than $5,000,000 covering all owned and non-owned aircraft used by Contractor in connection with work to be performed.

     6. Umbrella Liability insurance written on an occurrence basis with no claims made features with a minimum combined single limit of $ 15,000,000 each occurrence/aggregate where applicable, to be excess of the coverage's and limits required in 1, 2, 3,4 and 5 above.

     7. OPERATOR shall carry or cause to be carried the following coverage's for the benefit of and at the expense of the Joint Account, however, proportionate coverage may be carried individually by each NON-OPERATOR, subject to proper evidence of such proportionate coverage being provided to Operator at least fifteen (15) days prior to commencement of operations for the drilling of the initial EXPLORATORY WELL.

          a. Operator's Extra Expense Insurance, including control of well and redrilling of the well (full restoration redrill), including, but not limited to, Seepage and Pollution and Containment and Evacuation Expense with a limit of liability of $30,000,000.

          b. Physical Damage and Removal of Wreck Coverage for facilities hereunder, with limits not less than the replacement value thereof. Notwithstanding the foregoing, this coverage to be provided fifteen(15) days prior to placement of such facilities.

                                                      COPAS - 1986 - OFFSHORE
                                                      Recommended by the Council
                                                      of Petroleum Accountants
                                                      Societies

                                   EXHIBIT "C"

      Attached to and made a part of that certain Joint Operating Agreement dated effective August 1, 2004, by and between GRYPHON EXPLORATION COMPANY, as Operator, and MARNIER ENERGY, INC., et al, as Non-Operators.

                              ACCOUNTING PROCEDURE

                            OFFSHORE JOINT OPERATIONS

                              I. GENERAL PROVISIONS

1.   Definitions

     "Joint Property" shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

     "Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

     "Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

     "Operator" shall mean the party designated to conduct the Joint Operations.

     "Non-Operators" shall mean the Parties of this agreement other than the Operator.

     "Parties" shall mean Operator and Non-Operators.

     "First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

     "Technical Employees" shall mean those employees, professional consultants, or contract personnel having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

     "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees or professional consultants.

     "Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

     "Controllable  Material"  shall  mean  Material  which  at the  time  is so
     classified  in  the  Material   Classification   Manual  as  most  recently
     recommended by the Council of Petroleum Accountants Societies.

     "Shore Base Facilities" shall mean onshore support facilities that during drilling, development, maintenance and producing operations provide such services to the Joint Property as receiving and transshipment point for supplies, materials and equipment; debarkation point for drilling and production personnel and services; communication, scheduling and
     dispatching  center;   other  associated  functions  benefiting  the  Joint
     Property.

     "Offshore Facilities" shall mean platforms and support systems such as oil and gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of offshore operations.

2.   Statement and Billings

     Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.   Advances and Payments by Non-Operators

     A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated costs to be incurred for the succeeding month's operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

     B.   Each Non-Operator shall pay its proportion of all bills within fifteen
          (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Bank One, Texas, Houston, Texas on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws of the jurisdiction in which in the the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.   Adjustments

     Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on

     Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

5.   Audits

     A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

     B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report.

6.   Approval By Non-Operators

     Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

                               II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.   Rentals and Royalties

     Lease rentals and royalties paid by Operator for the Joint Operations.

2.   Labor

     A.   (1)  Salaries  and  wages  of  Operator's   field  employees  and
               contract personnel directly employed on the Joint Property in the conduct of Joint Operations.

          (2) Salaries and wages of Operator's employees or contract personnel directly employed on Shore Base Facilities or other Offshore Facilities serving the Joint Property if such costs are charged under Paragraph 7 of this Section II.

          (3)  Salaries of First Level Supervisors in the field.

          (4)  Salaries   and  wages  and  fees  of   Technical   Employees   or
               professional consultants directly employed on the Joint Property if such charges are excluded from the overhead rates.

          (5) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

     B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this
          Section II. Such costs under this Paragraph 2B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

     C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 2A and 2B of this
          Section II.

     D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II.

3.   Employee Benefits

     Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II shall be Operator's actual cost not to exceed the percent most recommended by the Council of Petroleum Accountants Societies.

4.   Material

     Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

5.   Transportation

     Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

     A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

     B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to the Operator, unless agreed to by the Parties.

     C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

6.   Services

     The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 9 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel directly engaged in the operation of the Joint Property shall be charged to the Joint Account if such charges are excluded from the overhead rates.

7.   Equipment and Facilities Furnished By Operator

     A. Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including Shore Base and/or Offshore Facilities, at rates commensurate with costs of ownership and operation. Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed Ten percent (10%) per annum. In addition, for platforms only, the rate may include an element of the estimated cost of platform dismantlement. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

     B. In lieu of charges in paragraph 7A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

8.   Damages and Losses to Joint Property

     All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

9.   Legal Expense

     Expense of handling, investigating and settling litigation or claims, discharging of liens, payments of judgements and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

10.  Taxes

     All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

11.  Insurance

     Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted at offshore locations in which Operator may act as self-insurer for Workers' Compensation and Employers' Liability, Operator may include the risk under its self-insurance program in providing coverage under State and Federal laws and charge the Joint Account at Operator's cost not to exceed COPAS recommended rates.

12.  Communications

     Costs of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities between the Joint Property and the Operator's nearest Shore Base Facility. In the event communication facilities systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Paragraph 7 of this Section II.

13.  Ecological and Environmental

     Costs incurred on the Joint Property as a result of statutory regulations for archaeological and geophysical surveys relative to identification and protection of cultural resources and/or other environmental or ecological surveys as may be required by the Bureau of Land Management or other regulatory authority. Also, costs to provide or have available pollution containment and removal equipment plus costs of actual control and cleanup and resulting responsibilities of oil spills as required by applicable laws and regulations.

14.  Abandonment and Reclamation

     Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

15.  Other Expenditures

     Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is, incurred by the Operator in the necessary and proper conduct of the Joint Operations.

                                  III. OVERHEAD

     As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge the Joint Account in accordance with this Section III.

     Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account. Costs and fees associated with representation on matters before or involving governmental affairs shall be a direct charge to the Joint Account. Costs and fees associated with representation on matters before or involving governmental affairs shall be a direct charge to the Joint Account.

     i. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

          |_|  shall be covered by the overhead rates.

          |X|  shall not be covered by the overhead rates.

     ii. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or the costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

          |X|  shall be covered by the overhead rates.

          |_|  shall not be covered by the overhead rates.

1.   Overhead - Drilling and Producing  Operations

     As compensation for overhead incurred in connection with drilling and producing properties, Operator shall charge on either:

          |X|  Fixed Rate Basis, Paragraph 1A, or

          |_|  Percentage Basis, Paragraph 1B

     A.   Overhead - Fixed Rate Basis

          (1) Operator shall charge the Joint Account at the following rates per well per month.
               Drilling Well Rate $35,000 (Prorated for less than a full month) Producing Well Rate $3,500

          (2) Application of Overhead - Fixed Rate Basis for Drilling Well Rate shall be as follows:

               (a) Charges for drilling wells shall begin on the date when drilling or completion equipment arrives on location and terminate on the date the drilling or completion equipment moves off location or rig is released, whichever occurs first, except that no charge shall be made during suspension of drilling operations for fifteen (15) or more consecutive calendar days.

               (b) Charges for wells undergoing any type of workover or recompletion for a period of four (4) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

          (3) Application of Overhead - Fixed Rate Basis for Producing Well Rate shall be as follows:

               (a) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

               (b) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

               (c) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

               (d) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

               (e) All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

          (4) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

B.   Overhead - Percentage Basis

          (1)  Operator shall charge the Joint Account at the following rates:

               (a)  Development

               ________________ Percent (____%) of the cost of Development of the Joint Property exclusive of costs provided under Paragraph 9 of Section II and all salvage credits.

               (b)  Operating

               ________________ Percent (____%) of the cost of Operating the Joint Property exclusive of costs provided under Paragraphs 1 and 9 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

          (2)  Application  of Overhead - Percentage  Basis shall be as follows:
               For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, deepening of any or all wells, and shall also include any remedial operations requiring a period of five (5) consecutive work days or more on any or all wells; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original costs of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as Operating except that catastrophe costs shall be assessed overhead as provided in Section III, Paragraph 3.

2.   Overhead - Major Construction

     To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantling for abandonment of platforms and related production facilities, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of $ 25,000.00

     A. If the Operator absorbs the engineering, design and drafting costs related to the project:

          (1) 6% of total costs if such costs are more than $25,000.00 but less than $100,000; plus

          (2) 4% of total costs in excess of $100,000 but less than $l,000,000; plus

          (3)  2% of total costs in excess of $1,000,000.

     B. If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

          (1) 3% of total costs if such costs are more than $25,000.00 but less than $100,000; plus

          (2) 2% of total costs in excess of $100,000 but less than $1,000,000; plus

          (3)  1% of total costs in excess of $1,000,000.

     Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

     On each project, Operator shall advise Non-Operator(s) in advance which of the above options shall apply. In the event of any conflict between the provisions of this paragraph and those provisions under Section II, Paragraph 2 or Paragraph 6, the provisions of this paragraph shall govern.

3.   Catastrophe Overhead

     To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

          (1)  3% of total costs through $100,000; plus

          (2)  2%  of  total  costs  in  excess  of  $100,000,   but  less  than
               $1,000,000; plus

          (3)  1% of total costs in excess of $1,000,000.

     Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.   Amendment of Rates

     The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

     IV.  PRICING  OF  JOINT   ACCOUNT   MATERIAL   PURCHASES,   TRANSFERS   AND
          DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint
Property.  Operator  shall  provide all Material for use on the Joint  Property;
however,   at  Operator's   option,   such  Material  may  be  supplied  by  the
Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.   Purchases

     Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.   Transfers and Dispositions

     Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

     A.   New Material (Condition A)

          (1)  Tubular Goods Other than Line Pipe

               (a) Tubular goods, sized 2-3/8 inches OD and larger, except line pipe, shall be priced at current new prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point or shore based facilities nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used.

               (b) For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point or shore based facilities nearest the Joint Property as provided above in Paragraph 2.A.(1)(a).

               (c) Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b., Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point or shore based facilities nearest the Joint Property.

               (d) Macaroni tubing (size less than 2-3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point or shore based facilities nearest the Joint Property.

          (2)  Line Pipe

               (a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above.

               (b) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at current new prices effective as of date of shipment plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above.

               (c) Line pipe 24 inch OD and over and 3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current CEPS prices plus transportation cost to the railway receiving point nearest the Joint Property.

               (d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point or shore based facilities nearest the Joint Property or at prices agreed to by the Parties.

          (3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point or shore based facilities nearest the Joint Property.

          (4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point or shore based facilities nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(1) and (2).

     B.   Good Used Material (Condition B)

          Material in sound and serviceable condition and suitable for reuse without reconditioning:

          (1) Material moved to the Joint Property At seventy-five percent (75%) of current new price as determined by Paragraph A.

          (2)  Material used on and moved from the Joint Property

               (a) At seventy-five percent (75%) of current new price as determined by Paragraph A., if Material was originally charged to the Joint Account as new Material or

               (b)  At  sixty-five   percent  (65%)  of  current  new  price  as
                    determined by Paragraph A., if Material was originally charged to the Joint Account as used Material.

          (3)  Material  not  used on and  moved  from  the  Joint  Property

               At seventy-five percent (75%) of current new price as determined by Paragraph A.

          The cost of reconditioning, if any, shall be absorbed by the transferring property.

     C.   Other Used Material

          (1)  Condition C

               Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

          (2)  Condition D

               Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

               (a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

               (b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis.

          (3)  Condition E

               Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

     D.   Obsolete Material

          Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

     E.   Pricing Conditions

          (1) Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five (25CENTS) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(4). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

          (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.   Premium Prices

     Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.   Warranty of Material Furnished By Operator

     Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

                                 V. INVENTORIES

The Operator shall maintain detailed reports of Controllable Material.

1.   Periodic Inventories, Notice and Representation

     At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.   Reconciliation and Adjustment of Inventories

     Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.   Special Inventories

     Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.   Expense of Conducting Inventories

     A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

     B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

                                   EXHIBIT "D"

   Attached to and made a part of that certain Joint Operating Agreement dated effective August 1, 2004, by and between GRYPHON EXPLORATION COMPANY, as Operator, and MARINER ENERGY, INC., et al, as Non-Operators

                    CERTIFICATION OF NONSEGREGATED FACILITIES

Contractor certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor certifies further that it will not maintain or provide for its employees any segregated facilities at any of its establishments and that it will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal Opportunity Clause in any Government contract between Contractor and Corporation. As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local customs or otherwise. Contractor further agrees that (except where it has obtain identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will retain such certifications in its files; and that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES. A Certification of Non-segregated Facilities, as required by the May 9, 1967, order on Elimination of Segregated Facilities, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967), must be submitted prior to the award of a subcontract exceeding $10,000, which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semi-annually or annually). (1968 MAR.) (Note: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.)

Whenever used in the foregoing Section, the term "contractor" refers to each party to this agreement.

                                   Exhibit "E"

                             GAS BALANCING AGREEMENT

      Attached to and made a part of that certain Joint Operating Agreement dated effective August 1, 2004, by and between GRYPHON EXPLORATION COMPANY, as Operator, and MARINER ENERGY, INC., et al, as Non-Operators

I.   Definitions

     A.   "Agreement" shall mean this Gas Balancing Agreement.

     B. "Balanced" is that condition which occurs when a party hereto has taken the same percentage of the cumulative volume of Gas production it is entitled to take pursuant to the terms of the Operating Agreement.

     C. "Gas" includes natural gas produced from a Well that produces Gas Well Gas, including all constituent parts of such natural gas except liquid hydrocarbons and condensate recovered by primary separation equipment.

     D. "Gas Well Gas" is gas produced from a Well classified as a gas well by the regulatory body having jurisdiction.

     E. "Overproduced" is the status of a party when the percentage of the cumulative volume of Gas taken by that party exceeds that party's percentage interest of the volume of cumulative Gas production of all parties to the Operating Agreement under and pursuant to the terms of the Operating Agreement.

     F. "Underproduced" is the status of a party when the percentage of cumulative volume of Gas taken by that party is less than that party's percentage interest of the volume of cumulative Gas production of all parties to the Operating Agreement under and pursuant to the terms of said Operating Agreement.

     G. "Well" is defined as each well subject to the Operating Agreement that produces Gas Well Gas. If a single Well is completed in two or more reservoirs, such Well shall be considered a separate Well with respect to, but only with respect to, each reservoir from which the Gas produced is not commingled in the well bore.

II.  Application of this Agreement

     The parties to the Operating Agreement own the working or operating interests in the Gas underlying the Contract Area covered by the Operating Agreement and are entitled to share in the percentages therein stated in the Operating Agreement.

     In accordance with the terms of the Operating Agreement, each party is responsible for marketing it's share and shall take its full share of Gas produced from the Contract Area and market or otherwise dispose of same. In the event a party hereto elects in writing not to take in kind or market its full share of Gas or has contracted to sell its share of Gas produced from the Contract Area to a purchaser which, at any time while this Agreement is in effect, fails to take the share of Gas attributable to the interest of such party, the terms of this Agreement shall automatically become effective.

     The Operator is responsible for administering the provisions of this Gas Balancing Agreement and as such shall have the sole option of administering all reporting of the same for the Parties or retaining the services of third party professionals for this specific purpose. The costs of such third party services by Operator shall be considered as included in the overhead rates. The Operator shall cause deliveries to be made to the Gas purchasers at such rates as may be required to give effect to the extent practicable, to be or become Balanced.

     The provisions of this agreement shall be applied to the Contract Area, regardless of the number of wells.

III. Storing and Making Up Gas Production

     A.   Right to Take and Market Gas

          During any periods or periods when any party hereto does not take, has no market for, or the market of a party is not sufficient to take, that party's full share of the Gas produced from any Well located on the Contract Area, or such party's purchaser otherwise fails to take such party's share of Gas produced from any such Well located on the Contract Area, resulting in such party becoming Underproduced (such party being herein referred to as an "Underproduced Party"), the other party or parties shall be entitled, but not required, to produce from said Well on the Contract Area (and take or deliver to their respective purchaser(s)), each month all or a part of that portion of the allowable Gas production assigned to such Well by the regulatory body having jurisdiction. Any party so taking or delivering Gas which results in such party becoming Overproduced is herein referred to as an "Overproduced Party".

          Those parties which are capable of taking and/or marketing quantities of Gas allocable to an Underproduced Party, in the absence of any other agreement between them, shall each take a share of the Gas attributed to the Underproduced Party or Parties in the direct proportion that their respective interests bear to the total interest of all parties taking Gas which are also considered Overproduced.

          All parties hereto shall share in and own the liquid hydrocarbons recovered from such Gas by primary separation equipment in accordance with their respective interests and subject to the terms of the above-described Operating Agreement, whether or not such parties are actually taking and/or marketing Gas at such time.

     B.   Making Up Underproduction

          Any Underproduced Party shall endeavor to bring its taking of Gas into a Balanced condition. Upon thirty (30) days prior written notice to the Operator, any Underproduced Party may thereafter begin taking or delivering to its purchaser its full share of the Gas produced from a Well (less any used in operations, vented or lost). To allow for the recovery of Gas in storage and to balance the Gas account of the parties in accordance with their respective interests, Underproduced Party shall be entitled to take or deliver to a purchaser its full share of Gas produced from such Well (less any used in operations, vented or lost) plus, (i) for the months of March, April, May, June, July, August, September and October only of any calendar year during which this agreement may be in place, an amount up to an additional fifty percent (50%) of the monthly quantity of Gas attributable to the Overproduced Party or Parties, or (ii) for the months of November,
          December, January and February only of any calendar year or years during which this agreement may be in place, an amount up to an additional twenty-five percent (25%) of the monthly quantity of Gas attributable to the Overproduced Party or Parties. If more than one Underproduced Party is entitled to take additional Gas, they shall divide the additional Gas in proportion to their respective Underproduced accounts. The first Gas made up shall be assumed to be the first Gas Underproduced.

     C    Gas Balance Reporting

          Each party taking will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder. Operator shall not be required to adjust its Gas accounting statements reflecting a different Gas purchaser until the first day of the month following the month in which such notice is received by the Operator. The Operator will maintain appropriate accounting on a monthly and cumulative basis of the quantities of Gas each party is entitled to take and/or market and the quantities of Gas taken and/or marketed by each of the parties to their respective Gas purchasers. Within ninety (90) days after the end of each producing calendar month, the Operator shall furnish each party a statement showing the status of the Overproduced and Underproduced accounts of all parties.

          To determine respective volumes of Gas taken by separate gas pipelines connected to the Well, measurement of Gas for overproduction and underproduction shall be accomplished by use of sales meters and lease measurement equipment, which shall be in accordance with AGA requirements.

          Each party to this Agreement agrees that it will not utilize any information obtained hereunder for any purpose other than implementing or administering the terms of this Agreement.

     D.   Royalty and Production Tax

          At all times while Gas is produced from the Contract Area, unless otherwise required by any State or Federal law or regulations, each party shall pay or cause to be paid all royalty due and payable on the actual volumes of gas taken for its account. Each party agrees to hold each other party harmless from any and all claims for royalty payments asserted by its royalty owners. The term "royalty owner" shall include owners of royalty, overriding royalties, production payments and similar interests payable out of production.

          Each party producing or taking or delivering Gas to its Gas purchaser shall pay, or cause to be paid, all production and severance taxes due on all volumes of Gas actually taken or sold by such party.

IV.  Cash Settlement

     A    Volume/Value

          If, at the permanent termination of production of Gas from a Well located on the Contract Area, an imbalance exists between the parties, a cash settlement of the imbalance between the parties relative to such Well shall be made. The amount of the cash settlement will be limited to the proceeds actually received by the Overproduced Party or Parties at the time of overproduction, less transportation and applicable treating charges and production and severance taxes paid on such overproduction. Royalty shall only be deducted from such proceeds attributable to the overproduction if actually paid to royalty owners by the Overproduced Party or Parties. No interest shall be added to any cash settlement hereunder. If there is more than one Overproduced Party, the cash settlement shall be based on a weighted average of the proceeds actually received as above described by all Overproduced Parties.

     B.   Collection and Distribution

          Operator shall provide to all parties hereto within sixty (60) days of permanent determination of Gas production a final accounting of the Gas balance. Overproduced Parties, within thirty (30) days of receipt of the final accounting of the Gas balance, shall pay their respective shares of the above described cash settlement to the Underproduced Parties in that proportion that each such Underproduced Party's volume of gas in storage bears to the total of all Underproduced Parties' volumes of gas in storage.

V.   Miscellaneous

     A.   Term

          This Agreement shall remain in force and effect as long as the Operating Agreement to which it is attached remains in force and effect, and thereafter until the Gas balance accounts between the parties are settled in full, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors, legal representatives and assigns.

     B.   Expenses

          Nothing herein shall change or affect each party's obligations to pay its proportionate share of all costs and liabilities incurred in operations on the Contract Area as its share thereof is set forth in the Operating Agreement to which this Agreement is attached.

     C.   Well Tests

          Nothing herein shall be construed to deny any party the right, from time to time, to produce and take or deliver to its Gas purchaser up to one hundred percent (100%) of the entire Well stream to meet the deliverability test required by its Gas purchaser, provided that such tests are reasonable in light of overall industry standards.

     D.   Monitoring of Takes of Production

          Each party shall, at all times, use its best efforts to regulate its takes and deliveries from each Well on said Contract Area so that no Well will be shut-in for overproducing the allowable assigned thereto by the regulatory body having jurisdiction. Additionally, each party shall communicate, as necessary, the contents of this agreement to its respective Gas purchaser(s) or transporter(s) and shall monitor its deliveries to its respective Gas purchaser(s) or transporter(s) so as to ensure to the greatest extent practicable that its Gas purchaser(s) or transporter(s) does not take Gas in excess of the quantities provided for herein.

     E.   Liquefiable Hydrocarbons Not Covered Under Agreement

          The parties shall share proportionately in and own all liquid hydrocarbons recovered with the gas by lease equipment in accordance with their respective interests.

                                   EXHIBIT "B"
       Attached to and made a part of that certain Participation Agreement dated May 25, 2004 by and between Gryphon Exploration
                    Company and Ridgewood Energy Corporation

                                      JOINT

                               OPERATING AGREEMENT

                                     BETWEEN

                          GRYPHON EXPLORATION COMPANY,

                                  AS OPERATOR,

                                       And

                          RIDGEWOOD ENERGY CORPORATION,

                                AS NON-OPERATOR,

                                    COVERING

                          WEST CAMERON AREA, BLOCK 103

                               OFFSHORE LOUISIANA

                                      DATED

                                  May 25, 2004

                            JOINT OPERATING AGREEMENT

     THIS AGREEMENT is made effective the 25th day of May, 2004 by the signers hereof, herein referred to collectively as "Parties" and individually as "Party".

                                   WITNESSETH:

     WHEREAS the PARTIES are owners of or have contracted for the right to earn an interest in the oil and gas lease(s) identified in Exhibit "A", and the Parties desire to explore, develop, produce and operate said lease(s).

     NOW THEREFORE, in consideration of the premises and of the mutual agreement herein, it is agreed as follows:

                                    ARTICLE I

                                   APPLICATION

     1.1 APPLICATION TO BOTH LEASES. If more than one oil and gas lease is identified in Exhibit "A", this Agreement shall apply separately to each Lease and each Lease shall be considered as being covered by the operating agreement.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 AFE. An Authorization for Expenditure prepared by a Party for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

     2.2 CASING POINT. That point at which a well drilled hereunder, has reached the proposed objective depth or zone, logged and logs have been distributed to the PARTICIPATING PARTIES and any tests have been made which are necessary to reach the decision whether to run casing.

     2.3 DEVELOPMENT OPERATIONS. Operations on the LEASES other than EXPLORATORY OPERATIONS as defined in Section 2.5 below.

     2.4 DEVELOPMENT WELL. Any well proposed as a DEVELOPMENT OPERATION.

     2.5 EXPLORATORY OPERATIONS. Operations on the LEASES, which are scheduled for an objective zone, horizon or formation:

          (1)  which has not been  established  as producible on the LEASE under
               2.18 below; or,

          (2)  which is already  established  as  producible  on the LEASE under
               2.18 below, but such objective zone, horizon or formation will be penetrated at a location more than 2,000 feet from the nearest bottom hole location on the LEASE at which such objective has been proved producible, or such objective is mutually agreed to be in a separate fault block.

     2.6  EXPLORATORY WELL. Any well proposed as an EXPLORATORY OPERATION.

     2.7 FACILITIES. All lease equipment beyond the wellhead connections acquired pursuant to this Agreement including any platform(s) necessary to carry out the operation.

     2.8 LEASE. The oil and gas leases identified in Exhibit "A" and the lands affected thereby.

     2.9 NON-CONSENT OPERATIONS. DEVELOPMENT or EXPLORATORY OPERATIONS conducted by fewer than all Parties.

     2.10 NON-CONSENT PLATFORM. A drilling or production platform owned by fewer than all PARTIES.

     2.11 NON-CONSENT WELL. A DEVELOPMENT or EXPLORATORY WELL owned by fewer than all PARTIES.

     2.12 NON-OPERATOR. Any PARTY to the Agreement other than the OPERATOR.

     2.13 NON-PARTICIPATING PARTY. Any PARTY other than a PARTICIPATING PARTY.

     2.14 NON-PARTICIPATING PARTY'S SHARE. The PARTICIPATING INTEREST a NON-PARTICIPATING PARTY would have had if all PARTIES had participated in the operation.

     2.15 OPERATOR. The PARTY designated under this Agreement to conduct all operations.

     2.16  PARTICIPATING   INTEREST.  A  PARTICIPATING   PARTY'S  percentage  of
participation in an operation conducted pursuant to the Agreement.

     2.17 PARTICIPATING PARTY. A PARTY who joins in an operation conducted pursuant to this agreement.

     2.18 PRODUCIBLE WELL. A well producing oil or gas, or if not producing oil or gas, a well either declared or capable of being declared producing in accordance with any applicable government authority or by agreement of all of the Parties.

     2.19 WORKING INTEREST. The ownership of each PARTY in and to the LEASES as set forth in Exhibit "A".

                                   ARTICLE III

                                    EXHIBITS

     3.1 EXHIBITS. Attached hereto are the following exhibits which are incorporated herein by reference:

3.1.1   Exhibit A.   Description of Leases and Working Interest
3.1.2   Exhibit B.   Insurance Provision
3.1.3   Exhibit C.   Accounting Procedure
3.1.4   Exhibit D.   Nondiscrimination Provision
3.1.5   Exhibit E.   Gas Balancing Agreement

                                   ARTICLE IV

                                    OPERATOR

     4.1 OPERATOR. Gryphon Exploration Company is hereby designated as OPERATOR. OPERATOR shall not have the right to assign or transfer any rights, duties or obligations of OPERATOR to another PARTY except in accordance with the provisions herein.

     4.2 RESIGNATION. OPERATOR may resign at any time by giving notice to the PARTIES. Such resignation shall become effective at 7:00 a.m. on the first day of the month following a period of ninety (90) days after said notice, unless a successor OPERATOR has assumed the duties of OPERATOR prior to that date.

     4.3 REMOVAL OF OPERATOR. OPERATOR may be removed if (1) OPERATOR becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of creditors or commits any act of bankruptcy or seeks relief under laws providing for the relief of debtors; or (2) a receiver is appointed for OPERATOR or for substantially all of its property and/or affairs; or (3) OPERATOR or its designee no longer owns an interest in the property or divest itself of more than fifty percent (50%) or more of the interest owned by it in the Lease at the time it was designated OPERATOR; or (4) OPERATOR has committed a material breach of any substantive provision hereof or fails to perform its duties hereunder in a reasonable and prudent manner, or failed to rectify such default within sixty (60) days after notice from another PARTY to do so. The PARTY giving notice to the OPERATOR of a default shall also furnish a copy of such notice to the other PARTIES. In such event, the OPERATOR may be removed by an affirmative vote of two (2) or more PARTIES having a combined WORKING INTEREST of fifty percent (50%) in the LEASE.

     4.4 SELECTION OF SUCCESSOR. Upon resignation or removal of OPERATOR, a successor OPERATOR shall be selected by an affirmative vote of two (2) or more PARTIES having a combined WORKING INTEREST of fifty-one percent (51%) or more; however, if the removed or resigned OPERATOR fails to vote or votes only to succeed itself, the successor OPERATOR shall be selected by an affirmative vote of the PARTIES having a combined WORKING INTEREST of fifty-one percent (51%) or more of the remaining WORKING INTEREST after excluding the WORKING INTEREST of the removed or resigned OPERATOR.

     4.5 DELIVERY OF PROPERTY. Prior to the effective date of resignation or removal, OPERATOR shall deliver promptly to successor OPERATOR the possession of everything owned by the PARTIES pursuant to this Agreement.

                                    ARTICLE V

                        AUTHORITY AND DUTIES OF OPERATOR

     5.1 EXCLUSIVE RIGHT TO OPERATE. Unless otherwise provided herein, OPERATOR shall have the exclusive right and duty to conduct all operations pursuant to the Agreement.

     5.2 WORKMANLIKE CONDUCT. OPERATOR shall conduct all operations in a good and workmanlike manner, as would a prudent OPERATOR under the same or similar circumstances. OPERATOR shall not be liable to the PARTIES for losses sustained or liabilities incurred except such as may result from its gross negligence or willful misconduct. Unless otherwise provided, OPERATOR shall consult with the PARTIES and keep them informed of all important matters.

     5.3 LIENS AND ENCUMBRANCES. OPERATOR shall endeavor to keep the LEASE and equipment free from all liens and encumbrances occasioned by operations hereunder, except those provided for in Section 8.5.

     5.4 EMPLOYEES. OPERATOR shall select employees and determine their number, hours of labor and compensation. Such employees shall be employees of OPERATOR.

     5.5 RECORDS. OPERATOR shall keep accurate books, accounts and records of operations hereunder which, unless otherwise provided for in this Agreement, shall be available to NON-OPERATOR pursuant to the provisions contained in Exhibit "C".

     5.6 COMPLIANCE. OPERATOR shall comply with and require all agents and contractors to comply with all applicable laws, rules, regulations and orders of any governmental agency having jurisdiction.

     5.7 DRILLING. OPERATOR shall have all drilling operations conducted by qualified and responsible independent contractors under competitive contracts. However, OPERATOR may employ its equipment and personnel in the conduct of such operations, but its charges therefor shall not exceed the then prevailing rates in the area and such work shall be performed pursuant to a written agreement among the PARTICIPATING PARTIES.

     5.8 REPORTS. OPERATOR shall make reports to governmental authorities that it has a duty to make as OPERATOR and shall furnish copies of such reports to the PARTIES. OPERATOR shall give timely written notice to the PARTIES of all litigation and hearings affecting the LEASES or operations hereunder.

     5.9 INFORMATION TO PARTICIPATING PARTIES. OPERATOR shall furnish all PARTICIPATING PARTIES hereto the following information pertaining to each well being drilled:

          (a) copy of application for permit to drill and all amendments thereto;

          (b)  daily drilling reports by facsimile or e-mail;

          (c)  complete report of all core analyses;

          (d)  two (2) copies of any logs or surveys as run;

          (e) two (2) copies of any well test results, bottom-hole pressure surveys, gas and condensate analyses or similar information;

          (f)  one (1) copy of reports made to regulatory agencies; and

          (g) twenty-four (24) hour notice of logging, coring and testing operations;

          (h) upon request prior to resumption of drilling operations, samples of cuttings and cores marked as to depth, to be packaged and shipped to the requesting PARTY at their expense.

          (i)  all  other   reasonable   information,   available  to  OPERATOR,
               pertaining to any well drilled pursuant to this Agreement.

                                   ARTICLE VI

                          VOTING AND VOTING PROCEDURES

     6.1 DESIGNATION OF REPRESENTATIVE. The name and address of the representative and alternate authorized to represent and bind each PARTY for operations provided in Article IX, shall be as shown on Exhibit "A". The designated representative or alternate may be changed by written notice to the other PARTIES.

     6.2 VOTING PROCEDURES. Unless otherwise provided, any matter requiring approval of the PARTIES shall be determined as follows:

          6.2.1 Voting Interest. Each PARTY shall have a voting interest equal to its WORKING INTEREST or its PARTICIPATING INTEREST as applicable.

          6.2.2 Vote Required. Except as may be specifically provided elsewhere herein, if there are three or more Parties to this agreement, any proposal requiring approval of the PARTIES shall be decided by an affirmative vote of two
(2) or more PARTIES having a combined voting interest of fifty-one percent (51%) or more. If there are only two parties to this agreement, any proposal requiring approval of the Parties, other than the proposals described in Article 12.7 and
Article 13.1, shall be decided by an affirmative vote of one (1) or more Parties having a combined voting interest of fifty-one percent (51%) or more.

          6.2.3 Votes. The PARTIES may vote at meetings, by telephone, confirmed in writing to OPERATOR; or by letter, telegram, e-mail or telecopies. However, any PARTY not attending a meeting must vote prior to the meeting in order to be counted. Provided, however, no vote shall be taken in a meeting in which all Parties are not present unless such vote was specifically set out in the formal agenda. OPERATOR shall give prompt notice of the results of such voting to each PARTY.

          6.2.4 Meetings. Meetings of the PARTIES may be called by OPERATOR upon its own motion or at the request of one (1) or more PARTIES having a combined voting interest of not less than ten percent (10%). Except in the case of emergency or except when agreed by unanimous consent, no meeting shall be called on less than five (5) days advance written notice, (including the agenda for such meeting). The OPERATOR shall be chairman of each meeting.

                                   ARTICLE VII

                                     ACCESS

     7.1 ACCESS TO LEASE. Each PARTY shall have access to the LEASE as its sole risk and expense at all reasonable times to inspect operations and records and data pertaining thereto.

     7.2 REPORTS. OPERATOR shall furnish to a requesting PARTY any information to which such PARTY is entitled hereunder. The costs of gathering and furnishing information not otherwise furnished under Article V shall be charged to the requesting PARTY.

     7.3 CONFIDENTIALITY. Except as provided in Section 7.4 and except for necessary disclosures to governmental agencies, no PARTY shall release any geological, geophysical or reservoir information or any logs, surveys or other information pertaining to the progress, tests or results of any well or status of the LEASE unless agreed to by the PARTICIPATING PARTIES. At such time as the PARTIES mutually agree such information is non-confidential, it may be publicly released. Unless otherwise provided, OPERATOR shall initially release the same subsequent to approval of its content by the PARTIES. OPERATOR shall have the exclusive right to designate certain wells as "tite" for the competitive protection of the PARTIES.

     7.4 LIMITED DISCLOSURE. Any PARTY may make confidential data available to affiliates, to reputable engineering firms and gas transmission companies for hydrocarbon reserve and other technical evaluations, to reputable financial institutions for study prior to commitment of funds and to bonafide purchasers of all of a PARTY'S interest in the LEASE. Any third party permitted such access shall first agree in writing neither to disclose such data to others nor to use such data except for the purpose for which it is disclosed. Each PARTY shall be furnished with copies of third parties execution of the same. Any Party may make limited releases of confidential data to the Offshore Oil Scouts Association to the extent and only to the extent such data satisfies the minimum requirements for membership in the Offshore Oil Scouts Association.

                                  ARTICLE VIII

                                  EXPENDITURES

     8.1 BASIS OF CHARGE TO THE PARTIES. Subject to other provisions of this Agreement, OPERATOR shall pay all costs and each PARTY shall reimburse OPERATOR in proportion to the PARTICIPATING INTEREST. All charges, credits and accounting for expenditures shall be pursuant to the Accounting Procedure attached hereto as Exhibit "C". The provisions of this Agreement shall prevail in the event of conflict with Exhibit "C".

     8.2 AUTHORIZATION. OPERATOR shall neither make any single expenditure nor undertake any project costing in excess of Seventy-five Thousand Dollars ($75,000.00) without prior approval of the PARTIES. OPERATOR shall furnish a written AFE, for information purposes only, to the PARTIES on any expenditures in excess of Twenty-five Thousand Dollars ($25,000.00). When costs are anticipated to exceed 120% of a previously approved AFE, OPERATOR shall issue a Supplemental AFE for information purposes only Subject to any election provided in Article X and XI, approval of a well operation shall include approval of all necessary expenditures through installation of the wellhead. In the event of an emergency, OPERATOR may immediately make such expenditures as in its opinion are required to deal with the emergency. OPERATOR shall report to the PARTIES, as promptly as possible, the nature of the emergency and action taken.

     8.3 ADVANCE BILLINGS. OPERATOR shall have the right to require each PARTY to advance its respective share of estimated expenditures pursuant to Exhibit "C". As to any party who fails to pay its share of said advance payment within fifteen (15) days after receipt of such statement and invoice, Operator will notify such affected party of its default by certified mail, return receipt requested and if such party fails to cure the default within ten (10) days from the date of receipt of Operator's Notice, by payment in full of the outstanding invoices for advance payment, at Operator's election, the affected Party shall be deemed non-consent as to the proposed operation attributable thereto.

     8.4 COMMINGLING OF FUNDS. Funds received by OPERATOR under this Agreement may be commingled with its own funds.

     8.5 SECURITY RIGHTS. In addition to any other security rights and remedies provided by law with respect to services rendered or materials and equipment furnished under this Agreement, OPERATOR shall have a first lien upon each PARTY'S PARTICIPATING and/or WORKING INTEREST, including the production and equipment credited thereto, in order to secure payment of charges against such PARTY, together with interest thereon at the rate set forth in Exhibit "C" or the maximum rate allowed by law, whichever is less, plus attorneys' fees, court costs and other related collection costs. If any PARTY does not pay such charges when due, OPERATOR shall have the additional right to collect from the purchaser the proceeds from the sale of such PARTY'S share of production until the amount owed has been paid. Each purchaser shall be entitled to rely on OPERATOR'S statement concerning the amount owed. Each NON-OPERATOR shall have comparable security rights on OPERATOR'S PARTICIPATING and/or WORKING INTEREST. Such offset rights shall not apply to amounts owing that are in dispute.

     8.6 UNPAID CHARGES. If any PARTY fails to pay the charges due hereunder, including billings under Section 8.3, within thirty (30) days after payment is due, the PARTICIPATING PARTIES shall have the obligation, upon OPERATOR'S request, to pay the unpaid amount in proportion to their interest. Each PARTY so paying its share of the unpaid amount shall be subrogated to OPERATOR'S security rights to the extent of such payment.

     8.7 DEFAULT. If any PARTY does not pay its share of the charges when due, or prior to commencement of the approved operation for which it is billed, whichever is the earlier, OPERATOR may give such PARTY notice that unless payment is made within fifteen (15) DAYS, such PARTY shall be in default. Any PARTY in default shall have no further access to the maps, cores, logs, surveys, records, data, interpretations or other information obtained in connection with said operation. A defaulting PARTY shall not be entitled to vote on any matter until such time as PARTY'S payments are current. The voting interest of each non-defaulting PARTY shall be in the proportion its PARTICIPATING INTEREST bears to the total non-defaulting PARTICIPATING INTEREST. As to any operation approved or commenced during the time a PARTY is in default, such PARTY shall be deemed to be a NON-PARTICIPATING PARTY.

     8.8 CARVED-OUT INTERESTS. Subject to the reservations set out in Article 16.1, any overriding royalty, production payment, net proceeds interest, carried interest or any other interest carved-out of the WORKING INTEREST in the LEASES after the effective date of this Agreement shall be subject to the rights of the PARTIES to this Agreement, and any PARTY whose WORKING INTEREST is so encumbered shall be responsible therefor. If a

PARTY does not pay its share of expenses and the proceeds from the sale of production under Section 8.5 are insufficient for that purpose, the security rights provided for therein may be applied against the carved-out interests with which such WORKING INTEREST is burdened. In such event, the rights of the owner of such carved-out interest shall be subordinated to the security rights granted by Section 8.5.

                                   ARTICLE IX

                                    NOTICES

     9.1 GIVING AND RECEIVING NOTICES. All notices shall be in writing and delivered in person or by mail, telex, telegraph, TWX, telecopier or cable; however, if a drilling rig is on location at time of proposal and standby charges are accumulating, such notices shall be given by telephone and immediately confirmed in writing. Notice shall be deemed given only when received by the PARTY to whom such notice is directed, except that any notice by certified mail or equivalent, telegraph or cable properly addressed, pursuant to
Section 6.1, and with all postage and charges prepaid shall be deemed given seventy-two (72) hours after such notice is deposited in the mail or twenty-four
(24) hours after such notice is sent by facsimile (receipt confirmed), or when filed with an operating, telegraph or cable company for immediate transmission.

     9.2 CONTENT OF NOTICE. Any notice which requires a response shall indicate the maximum response time specified in Section 9.3. If a proposal involves a Platform or Facility, the notice shall contain a description of same, including location and the estimated costs of fabrication, transportation and installation. If a proposal involves a well operation, the notice shall include the estimated commencement date, the proposed depth, the objective zone or zones to be tested, the surface and bottom-hole locations and the estimated costs of the operation including all necessary expenditures through installation of the wellhead.

     9.3 RESPONSE TO NOTICES. Each PARTY'S response to a proposal shall be in writing to OPERATOR, with copies to the other PARTIES. Except for those notices in Articles X, XI, XV and XVI, the maximum response time shall be as follows:

          9.3.1 Platform Construction. When any proposal for operations involves the construction of a platform, the maximum response time shall be forty-five
(45) days,

          9.3.2 Proposal Without Platform. When any proposal for operations does not require construction of a platform, maximum response time shall be thirty
(30) days; however, if a drilling rig is on location and standby charges are accumulating, the maximum response time shall be forty-eight (48) hours.

          9.3.3 Other Matters. For all other matters requiring notice, the maximum response time shall be thirty (30) days.

     9.4 FAILURE TO RESPOND. Failure of any PARTY to respond to a notice within the required period shall be deemed to be a negative response.

     9.5 RESTRICTIONS ON MULTIPLE WELL PROPOSALS. Unless otherwise agreed by the PARTIES, no more than one well shall be drilling or completing for the account of the Parties on the Lease at the same time. Well proposals made under the terms hereof shall be limited to one well each and except as provided below, no PARTY shall be required to make an election under more than one well proposal at the same time or while a well is drilling or completing. This paragraph shall not limit the right of a PARTY to propose a well while another is drilling or completing, however, the time to elect under such a proposal shall be deferred until (a) thirty (30) days after the previous well has been completed or plugged and abandoned or (b) twenty-four
(24) hours from receipt of notification that the drilling rig has been moved to the new location and standby charges are being accumulated, whichever is earlier.

                                    ARTICLE X

                               EXPLORATORY WELLS

     10.1 OPERATIONS BY ALL PARTIES. Any PARTY may propose an EXPLORATORY WELL by notifying the other PARTIES. If all the PARTIES agree to participate in drilling the proposed well, OPERATOR shall drill same for the benefit of all PARTIES.

     10.2 SECOND OPPORTUNITY TO PARTICIPATE. If fewer than all PARTIES elect to participate, OPERATOR shall inform all PARTIES of the elections made, whereupon any PARTY originally electing not to participate may then elect to participate by notifying the OPERATOR within forty-eight (48) hours after receipt of such information.

     10.3 OPERATIONS BY FEWER THAN ALL PARTIES. If fewer than all but one (1) or more PARTIES owning not less than forty percent (40%) WORKING INTEREST elect to participate in and agree to bear the cost and risk of drilling the proposed well, OPERATOR, even if OPERATOR is a NON-PARTICIPATING PARTY, shall have the option of drilling such well for the PARTICIPATING PARTIES under this Agreement. OPERATOR, immediately after expiration of the applicable notice period, shall advise the PARTICIPATING PARTIES of (a) the total interest of the PARTIES approving such operation, and (b) its recommendation as to whether the PARTICIPATING PARTIES should proceed with the operation as proposed. Each PARTICIPATING PARTY, within forty-eight (48) hours (inclusive of Saturday, Sunday or legal holidays) after receipt of such notice, shall advise the proposing PARTY of its desire to (a) limit participation to such PARTY'S interest as shown on Exhibit "A", or (b) carry its proportionate part of NON-PARTICIPATING PARTIES' interest, or (c) participate with a lesser percentage than its proportionate part of the NON-PARTICIPATING PARTIES' interest. The proposing PARTY, at its election, may withdraw such proposal if there is insufficient participation and shall promptly notify all PARTIES of such decision. If the well is commenced within ninety (90) days after the date of the last applicable election date and is drilled as proposed in accordance with this Agreement, any PARTY electing not to participate shall be deemed to have relinquished its operating rights in such well as if it were a NON-CONSENT WELL. However, in the situation in which a rig is on location and standby charges are accumulating, thus precipitating a forty-eight (48) hour response period, the well must be commenced within fifteen (15) days. If no operations are begun within such time period, the effect shall be as if the proposal had not been made. Operations shall be deemed to have commenced (a) on the date the contract for a new platform is let, if the notice indicated the need for such platform; or (b) the date rigging-up operations on the well are commenced. Recoupment of costs shall be determined by Sections 12.2 and 12.5, if applicable, and the drilling of such well shall be governed by Article XII as applicable; however, percentages under Section 12.2 shall be as follows:

12.2.1a)   Eight hundred percent (800%)
12.2.1b)   Three hundred percent (300%)
12.2.1c)   One hundred percent (100%)
12.2.1d)   One hundred percent (100%)

Provided however, if the proposed EXPLORATORY WELL is the initial well drilled by the PARTIES on the LEASE, then any NON-PARTICIPATING PARTY shall permanently assign its entire interest in the LEASE to the PARTICIPATING PARTIES and the recoupment of cost provision of this Article and Article XII shall not apply, but the NON-PARTICIPATING PARTY shall not be relieved of any obligation accruing prior to such assignment.

     10.4 COURSE OF ACTION AFTER DRILLING TO INITIAL OBJECTIVE DEPTH

          10.4.1 Casing Point Election. After an Exploratory Well has been drilled for all Parties to the objective depth, and all authorized logging and testing has been completed, OPERATOR shall immediately notify the PARTIES of OPERATOR'S proposal to either;

               (a)  further log or test the well,

               (b)  complete the well as originally planned,

               (c) plug-back and complete the well in a shallower zone in ascending order,

               (d) deepen the well within a previously approved objective zone, in descending order,

               (e) deepen the well below the deepest approved objective zone or zones,

               (f) sidetrack the well to a new bottom hole location within the approved objective zone,

               (g)  other operations in the well, or

               (h)  plug and abandon the well.

Within forty-eight (48) hours after receipt of OPERATOR'S proposal, the other PARTIES shall respond thereto by either approving it or making a counter-proposal. If a counter-proposal is made, the PARTIES shall have an additional forty-eight (48) hours to respond thereto. If all PARTIES approve a proposal or counter-proposal, OPERATOR shall conduct the operation at the PARTICIPATING PARTIES cost and risk. A proposal to complete, rework or recomplete a well at a particular depth will take precedence over proposal to complete, rework or recomplete the well above such depth, with a deeper proposal for such operations always taking precedence over a shallower proposal. Proposals for such operations at any depth will take precedence over proposals to deepen the well below its originally proposed total depth or to sidetrack the well once it has reached such depth. Proposals of the same type shall be given precedence in the order in which they are made. No action shall be required on a proposal while there is pending a proposal, with precedence being on the same well on which the parties have not acted or on which work has not been completed. If fewer than all, but one (1) or more, Parties having a Working Interest of 25% or more approve a proposal or counter-proposal made under
Section 10.4 and agree to bear the cost and risk thereof, Operator shall conduct the same pursuant to Article 12.

                                   ARTICLE XI

                             DEVELOPMENT OPERATIONS

     11.1 OPERATIONS BY ALL PARTIES. Any PARTY may propose a DEVELOPMENT OPERATION, including any platform required by such operations, by notifying the other PARTIES. If all PARTIES elect to participate in the proposed operation, OPERATOR shall conduct such operation for the benefit of the PARTIES at their cost and risk.

     11.2 SECOND OPPORTUNITY TO PARTICIPATE. If fewer than all PARTIES elect to participate, the OPERATOR shall inform the PARTIES of the elections made, whereupon any PARTY originally electing not to participate may then elect to participate by notifying the OPERATOR within forty-eight (48) hours after receipt of such information. Thereafter, if fewer than all PARTIES elect to participate, the PARTICIPATING PARTIES shall be afforded the alternatives as set out under Article 10.3.

     11.3 OPERATIONS BY FEWER THAN ALL PARTIES. Except for a DEVELOPMENT WELL(S) under Section 12.7, if fewer than all PARTIES, but one (1) or more PARTIES having NOT LESS THAN forty percent (40%) WORKING INTEREST approves a DEVELOPMENT OPERATION; OPERATOR shall conduct such operation pursuant to Article XII. If such operations are to be conducted from an existing platform, the operations participated in by all of the PARTIES shall have preference, unless otherwise agreed to by the PARTIES hereto.

     11.4 TIMELY OPERATIONS. Operations shall be commenced within ninety (90) days following the date upon which the last applicable election may be made. If no operations are begun within such time period, the effect shall be as if the proposal had not been made. Operations shall be deemed to have commenced (a) on the date the contract for a new platform is let, if the notice indicated the need for such platform; or (b) on the date rigging-up operations are commenced on an existing platform.

     11.5 COURSE OF ACTION AFTER DRILLING TO INITIAL OBJECTIVE DEPTH. After any DEVELOPMENT WELL has reached its objective depth, the identical procedures and alternatives provided under Article 10.4 shall apply.

     11.6 DEEPER DRILLING. If a well is proposed to be drilled below the deepest producible zone penetrated by a PRODUCIBLE WELL on the LEASE any PARTY may elect to participate either in the well as proposed or to the base of the deepest producible zone. A PARTY electing to participate in such well to the base of said zone shall bear its proportionate part of the cost and risk of drilling to said zone including completion or abandonment. All operations below the depth to which such PARTY agreed to participate shall be governed by Article X.

                                   ARTICLE XII

                             NON-CONSENT OPERATIONS

     12.1 NON-CONSENT OPERATIONS. OPERATOR shall conduct NON-CONSENT OPERATIONS at the sole risk and expense of the PARTICIPATING PARTIES, in accordance with the following provisions;

          12.1.1 Non-Interference. NON-CONSENT OPERATIONS shall not interfere unreasonably with operations being conducted by all PARTIES.

          12.1.2 Multiple Completion Limitation. NON-CONSENT OPERATIONS shall not be conducted in a well having multiple completions unless: (a) each completion is owned by the same PARTIES in the same proportions; (b) the well is incapable of producing from any of its current completions; or (c) all PARTICIPATING PARTIES in the well consent to such operations.

          12.1.3 Metering. In NON-CONSENT OPERATIONS, production need not be separately metered but may be determined on the basis of well test.

          12.1.4  Liens.   In  the  conduct  of  NON-CONSENT   OPERATIONS,   the
PARTICIPATING PARTIES shall keep the LEASE free and clear of liens and encumbrances.

          12.1.5 Non-Consent Well. Operations on a NON-CONSENT WELL shall not be conducted in any producible zone penetrated by a PRODUCIBLE WELL without approval of each NON-PARTICIPATING PARTY unless; (a) such zone shall have been designated in the notice as a completion zone; (b) completion of such well in said zone will not increase the well density governmentally prescribed or approved for such zone; and (c) the horizontal distance between the vertical projections of the midpoint of the zone in such well and any existing well in the same zone will be a least one thousand (1,000) feet if an oil-well completion or two thousand (2,000) feet if a gas-well completion. Subject to the foregoing provisions of this Article, until the PARTICIPATING PARTIES in a NON-CONSENT WELL have recouped the amount to which they are entitled hereunder, they may conduct any reworking operation on such well which they may desire, including plugging back to a shallower zone but only if such shallower zone is subject to NON-CONSENT elections in the original proposal. In this event, the cost of such reworking operation shall be subject to the penalty provisions of Section 12.2.1.

          12.1.6  Cost-Information.  OPERATOR  shall,  within one hundred twenty
(120) days after completion of a NON-CONSENT WELL, furnish the PARTIES an inventory and an itemized statement of the cost of such well and equipment pertaining thereto. OPERATOR shall furnish to the PARTIES a monthly statement showing operating expenses and the proceeds from the sale of production from the well for the preceding month.

          12.1.7 Completions. For the purposes of determinations hereunder, each completion shall be considered a separate well.

     12.2 RELINQUISHMENT OF INTEREST. Upon commencement of NON-CONSENT OPERATIONS, each NON-PARTICIPATING PARTY'S interest and leasehold operating rights in the NON-CONSENT OPERATION and title to production there from shall be owned by and vested in each PARTICIPATING PARTY in proportion to its PARTICIPATING INTEREST for as long as the operations originally proposed are being conducted or production is obtained, subject to Sections 12.2.1 and 12.2.2.

          12.2.1 Production Reversion Penalties. Except as to such operations conducted pursuant to Section 12.7 or for the initial EXPLORATORY WELL, or subsequent EXPLORATORY WELL referred to in Section 10.3, such interest, rights and title shall revert to each NON-PARTICIPATING PARTY when the PARTICIPATING PARTIES have recouped out of the proceeds of production from such NON-CONSENT OPERATIONS an amount equal to the sum of the following:

               (a) Six hundred percent (600%) of the cost of drilling, completing, recompleting, sidetracking, deepening, deviating or plugging back each NON-CONSENT WELL and equipping it through the wellhead connections, reduced by any contribution received under Section 21.1; plus,

               (b) Three hundred percent (300%) of the cost of FACILITIES necessary to carry out the operation; plus,

               (c) One hundred percent (100%) of the cost of using any FACILITIES already installed determined pursuant to Section
                    12.6 below; plus,

               (d)  One  hundred   percent  (100%)  of  the  cost  of  operating
                    expenses, royalties and severance, gathering, production and windfall profit taxes.

Recoupment of costs shall be in the order listed above. Upon the recoupment of such costs, a NON-PARTICIPATING PARTY shall become a PARTICIPATING PARTY in such operations.

          12.2.2 Non-Production Reversion. If such NON-CONSENT OPERATIONS fail to obtain production or such operations result in production which ceases prior to recoupment by the PARTICIPATING PARTIES of the penalties provided for above, such operating rights shall revert to each NON-PARTICIPATING PARTY except that all NON-CONSENT wells, platforms and FACILITIES shall remain vested in the PARTICIPATING PARTIES; however, any salvage in excess of the sum remaining under
Section 12.2.1 shall be credited to all PARTIES.

     12.3 DEEPENING OR SIDETRACKING OF NON-CONSENT WELL. If any PARTICIPATING

PARTY proposes to deepen or sidetrack a NON-CONSENT WELL, a NON-PARTICIPATING PARTY may participate by notifying the OPERATOR within fifteen (15) days after receiving the proposal (48 hours if a rig is on location) that it will join in the (deepening or sidetracking) operations, and by paying to the PARTICIPATING PARTIES an amount equal to such NON-PARTICIPATING PARTY'S share of the actual costs of drilling and casing such well to the point at which such deepening or sidetracking operation is commenced. The PARTICIPATING PARTIES shall continue to be entitled to recoup the full sum specified in Section 12.2.1 applicable to the NON-CONSENT WELL, less the amount paid under this section, out of the proceeds of production from the NON-CONSENT portion of the well.

     12.4 OPERATIONS FROM NON-CONSENT PLATFORMS. Subject to the following, a PARTY which did not originally participate in a platform proposed pursuant to the terms herein, shall be a NON-PARTICIPATING PARTY as to ownership therein and all operations thereon until the PARTICIPATING PARTIES as to such platform have recouped the full sum specified in Section 12.2.1 applicable to such NON-CONSENT PLATFORM and the NON-CONSENT OPERATIONS which resulted in the setting of such PLATFORM and other NON-CONSENT OPERATIONS thereon or therefrom. However, an original NON-PARTICIPATING PARTY may participate in additional operations from such PLATFORM by notifying the OPERATOR within thirty (30) days after receiving a proposal for operations from such PLATFORM (48 hours if a rig is on location and standby rig charges are being incurred) that it will join in such proposed operations by paying to the PARTICIPATING PARTIES in such PLATFORM an amount equal to 300% of such NON-PARTICIPATING PARTY'S share of the actual cost of such PLATFORM, less any recoupment therefor previously obtained. Thereafter, such original NON-PARTICIPATING PARTY in the PLATFORM shall own its proportionate share thereof. The PARTICIPATING PARTIES in such NON-CONSENT PLATFORM shall continue to be entitled to recoup the full sum specified in Section 12.2.1 applicable to any other NON-CONSENT OPERATIONS thereon or therefrom.

     12.5 DISCOVERY OR EXTENSION FROM MOBILE DRILLING OPERATIONS. If a NON-CONSENT WELL drilled from a mobile drilling rig or floating drilling vessel results in the discovery or extension of productive formations and, if within one (1) year from the date the drilling equipment is released, a platform or other fixed structure is ordered and if its location is within one thousand (1,000) feet from an oil well or three thousand (3,000) feet if gas, from the vertical projection of the bottom-hole location of any such well (unless limited by surface restrictions), the recoupment of amounts applicable to such well under Section 12.2.1 shall be out of such original NON-PARTICIPATING PARTY'S SHARE of all production from such NON-CONSENT WELL and one-half of its share of production from all other wells on the platform or other fixed structure drilled to develop reserves resulting from the discovery or extension of productive formations in said NON-CONSENT WELL in which the NON-PARTICIPATING PARTY in such NON-CONSENT WELL has a PARTICIPATING INTEREST.

     12.6 ALLOCATION OF PLATFORM COSTS TO NON-CONSENT OPERATIONS. NON-CONSENT OPERATIONS shall be subject to further conditions as follows:

          12.6.1 Charges. If a NON-CONSENT WELL is drilled from a platform (and is producible or the slot is otherwise rendered unusable), the PARTICIPATING PARTIES in such well shall pay to the OPERATOR for credit to the owners of such platform a charge (due upon completion of operations for such NON-CONSENT WELL) for the right to use the platform and its FACILITIES as follows:

               (a) Such PARTICIPATING PARTIES shall pay a sum equal to that portion of the total cost of the platform (including, but not by way of limitation, costs of design, materials, fabrication, transportation, installation and other costs associated therewith, plus any repairs and maintenance expense resulting from the drilling of such well not provided in Section 12.6.2), which one platform slot bears to the total number of slots on the platform. If the NON-CONSENT WELL is abandoned, the right of the PARTICIPATING PARTIES to use that platform slot shall terminate unless such PARTIES commence drilling a substitute well from the same slot within ninety (90) days after abandonment.

               (b) If the NON-CONSENT WELL production is handled through existing FACILITIES, the PARTICIPATING PARTIES shall pay the owners of the facilities a sum equal to that portion of the total cost of such FACILITIES which the number of completions in said NON-CONSENT WELL bears to the total number of completions utilizing the FACILITIES.

          12.6.2 Operating and Maintenance Charges. The PARTICIPATING PARTIES shall pay all costs necessary to connect a NON-CONSENT WELL to the FACILITIES and that proportionate part of the expense of operating and maintaining the platform and other FACILITIES applicable to the NON-CONSENT WELL, including the cost of insurance thereon or in connection therewith, whether by insurance policy of self-insurance by each PARTY for its interest or by OPERATOR for the joint account. Platform operating and maintenance expenses shall be allocated equally to all completions served and operating and maintenance expenses for the other FACILITIES shall be allocated equally to producing completions.

          12.6.3 Payments. Payments of sums pursuant to Section 12.6.1 is not a purchase of an additional interest in the platform or other FACILITIES. Such payments shall be included in the total amount, which the PARTICIPATING PARTIES are entitled to recoup out of production from the NON-CONSENT WELL.

          12.7 NON-CONSENT DRILLING TO MAINTAIN LEASE. A lease maintenance operation is defined for the purposes of this paragraph as one required to maintain the joint LEASE or a portion thereof, at its expiration date or otherwise. This shall include, but not be limited to, a well proposed to be and actually commenced and drilled during the last year of the primary term of the LEASE, or subsequent thereto, when: (a) the LEASE, or affected portion thereof, is not otherwise being held by operations or production; (b) a PRODUCIBLE WELL(S) thereon has not established sufficient reserves, as determined by one
(1) or more PARTICIPATING PARTIES owning fifty percent (50%) working interest in the well, to justify a platform; or (c) any governmental agency having jurisdiction requires the same to avoid loss or forfeiture of all or any portion of the LEASE. Any PARTY may propose and carry out a lease maintenance operation and any PARTY(S) electing not to participate in such an operation will assign to the PARTICIPATING PARTIES in the proportions in which they participate therein, all of its rights, titles and interest in such LEASE block, or the affected portion thereof, free and clear of any burdens thereon occurring since the effective date of this Agreement as provided herein, retaining, however, its interest in previously completed wells which are producing, shut-in or temporarily abandoned. Such assignment, effective upon commencement of lease maintenance operations, will be promptly signed before witnesses, acknowledged and delivered to the PARTICIPATING PARTIES. If only a portion of the LEASE is involved, the PARTICIPATING PARTIES at their election may require an assignment of operating rights in lieu of the assignment of all interest. Upon acceptance by assignees, the assigning PARTY will thereupon cease to be a PARTY hereto as to the assigned interest, subject to final accounting between the PARTIES. If such assignment is not accepted by the Assignees, they shall promptly prepare a release of such affected LEASE or portion thereof which shall be executed by all PARTIES. However, nothing herein contained will be construed to permit any PARTY to refuse to pay in cash its share of the cost and expense of any operation required on the joint LEASE block by final order of any governmental authority or court having jurisdiction.

          12.7.1 Retention of Lease by Non-Consent Well. If a NON-CONSENT WELL is the only well on the LEASE(S) and is serving to perpetuate the LEASE(S), within thirty (30) days after expiration of the LEASE(S) primary term, each NON-PARTICIPATING PARTY shall elect one of the following;

               (a) Immediately assign its entire interest in the LEASE(S) to the PARTICIPATING PARTIES in the proportions in which the NON-CONSENT OPERATION was conducted; or

               (b) Immediately pay to the PARTICIPATING PARTIES its share of all costs associated with such well, less any recoupment therefore previously obtained, such payment to be credited against the total amount to be recovered out of its share of production by the PARTICIPATING PARTIES pursuant to Article X or XII, whichever is applicable.

     12.8 ALLOCATION OF COSTS (SINGLE COMPLETION). For the purpose of allocating costs on any well in which the ownership is not the same for the entire depth, the cost of drilling, completing or equipping such well shall be allocated on the following basis:

          (a) Intangible drilling, completion and material costs (including casing and tubing costs) from the surface to a depth one hundred
               (100) feet below the base of the completed zone shal1 be charged to the owners or the PARTIES participating in that zone.

          (b) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the completed zone to total depth shall be charged to the owners or the PARTIES participating in the costs to total depth.

     12.9 ALLOCATION OF COSTS (MULTIPLE COMPLETIONS). For the purpose of allocating costs on any well completed in dual or multiple zones in which the ownership is not the same for the entire depth or the completions thereof, the cost of drilling, completing and equipping such well shall be allocated on the following basis:

          (a) Intangible drilling, completion (including wellhead equipment), casing string and material costs, other than tubing costs, from the surface to a depth one hundred (100) feet below the base of the upper completed zone shall be divided equally between the completed zones and charged to the owners thereof or the PARTIES participating in such zone.

          (b) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the upper completed zone to a depth one hundred (100) feet below the base of the second completed zone shall be divided equally between the second and any other zone completed below such depth and charged to the owners thereof or to the PARTIES participating in each zone. If the well is completed in additional zones, the costs applicable to each such zone shall be determined and charged to the owners thereof in the same manner as prescribed by the dual zones completion.

          (c) Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the lower completed zone to total depth shall be charged to the owners or the PARTIES participating in the costs to total depth.

          (d) Costs of tubing strings serving each separate zone shall be charged to the owners or the PARTIES participating in each zone.

          (e) For the purposes of allocating tangible and intangible costs between zones that occur at less than one hundred (100) foot intervals, the costs for the distance between the base of the upper zone to the top of the next lower zone shall be allocated equally between zones.

     12.10 ALLOCATION OF COSTS (DRY HOLE). For the purpose of allocating costs on any well determined to be a dry hole, in which the ownership is not the same for the entire depth or the completion thereof, the cost of drilling, plugging and abandoning such well shall be allocated on the following basis:

          (a) Costs to drill, plug and abandon a well proposed for completion in single, dual, or multiple zones shall be charged to the PARTICIPATING PARTIES in the same manner as if the well were completed as a producing well in all zones as proposed.

          (b) Plugging and abandoning of any well following any deepening, completion attempt or other operation shall be at the sole risk and expense of the PARTICIPATING PARTIES in such operation, subject however to the provisions of Section 10.4.

     12.11 INTANGIBLE DRILLING AND COMPLETION ALLOCATIONS. For the purpose of calculations hereunder, intangible drilling and completion costs, including non-controllable material costs, shall be allocated between zones, including the interval from the lower completed zones to total depth, on a drilling day ratio basis beginning on the day the rig arrives on location and terminating when the rig is released.

     12.12 OPERATED WELLS. The designated OPERATOR hereunder shall operate all wells drilled pursuant to the NON-CONSENT provision of this Agreement. However, notwithstanding anything herein to the contrary, if the NON-CONSENT WELL is drilled from a mobile drilling rig and if the designated OPERATOR is a NON-PARTICIPATING PARTY therein, the PARTICIPATING PARTY owning the largest PARTICIPATING INTEREST shall serve as Operator for the drilling and completion of such well, unless the PARTICIPATING PARTIES agree otherwise. Upon completion of any such well as a productive well (completion through the wellhead), the well shall be turned over to the designated OPERATOR for further operations.

                                  ARTICLE XIII

                                   FACILITIES

     13.1 APPROVAL. Any PARTY may propose the installation of FACILITIES by notice to the other PARTIES with information adequate to describe the proposed FACILITIES and the estimated costs. The affirmative vote of one (1) or more PARTIES having a combined PARTICIPATING INTEREST of forty percent (40%) or more in the wells to be served shall be required before such FACILITIES may be installed. If such required approval is obtained, the PARTICIPATING PARTIES therein shall proceed with the installation of such FACILITIES at their sole cost, risk and expense and the NON-PARTICIPATING PARTIES in such FACILITIES shall have no rights with respect thereto, subject to recoupment of amounts set forth under Article 12.2.1 from the completions served thereby. Each PARTY'S share shall be calculated by multiplying the total cost of the FACILITIES by a fraction, the numerator of which is that PARTY'S number of PRODUCIBLE WELL completions served by the FACILITIES and the denominator of which is the total number of PRODUCIBLE WELL completions served by the FACILITIES. Nothing hereunder shall limit a PARTY'S rights under Section 22.1; however, a PARTY acting thereunder shall not be required to pay for joint account FACILITIES that duplicate its FACILITIES constructed pursuant to Section 22.1

                                   ARTICLE XIV

                             ABANDONMENT AND SALVAGE

     14.1 PLATFORM SALVAGE AND REMOVAL COSTS. When the PARTIES owning FACILITIES consisting of a platform, mutually agree to dispose of such platform it shall be disposed of by the OPERATOR as approved by such PARTIES. The costs, risks and net proceeds, if any, resulting from such disposition shall be shared by such PARTIES in proportion to their PARTICIPATING INTEREST.

     14.2 PURCHASE OF SALVAGE MATERIALS. OPERATOR shall give all PARTIES written notice when it is determined under Section 14.1 that FACILITIES or other materials are not needed for further operations and may be moved from the LEASE. Within fifteen (15) days after receipt of such notice any PARTY desiring to acquire such materials shall give OPERATOR written notice of such fact. If more than one PARTY desires to acquire such materials, OPERATOR shall designate a time and place at which each PARTY may submit written bids for such materials. If only one PARTY desires to acquire such materials, it may do so on the basis of the value thereof as determined in accordance with the provisions of Exhibit "C", with prefabricated materials being valued on the basis of cost including but not limited to cost of fabrication. All materials removed from the LEASE shall be removed at the expense of the PARTIES unless purchased hereunder, then at the expense of the acquiring PARTY. In the event no PARTY desires to purchase said materials, the materials shall be disposed of in accordance with the provisions of Exhibit "C".

     14.3 ABANDONMENT OF PRODUCING WELL. Any PARTY may propose the abandonment of a well by notifying the other PARTIES, who shall have the time period set forth in Section 9.3.2 from receipt thereof within which to respond. No well shall be abandoned without the mutual consent of the PARTICIPATING PARTIES. The PARTICIPATING PARTIES not consenting to the abandonment shall pay to each PARTICIPATING PARTY desiring to abandon its share of the current value of the well's salvageable material and equipment as determined pursuant to Exhibit "C", less the estimated current costs of salvaging same and of plugging and abandoning the well as determined by the PARTICIPATING PARTIES. Provided, however, if such salvage value is less than such estimated current costs, then each PARTICIPATING PARTY desiring to abandon shall pay to OPERATOR for the benefit of the PARTICIPATING PARTIES not consenting to abandonment a sum equal to its share of such deficiency.

     14.4 ASSIGNMENT OF INTEREST. Each PARTICIPATING PARTY desiring to abandon a well pursuant to Section 14.3 shall assign effective as of the last applicable election date, to the non-abandoning PARTIES, in proportion to their PARTICIPATING INTERESTS, its interest in such well and the equipment therein and its ownership in the production of such well. Any PARTY so assigning shall be relieved from any further liability with respect to said well except as to any accrued liability.

     14.5 ABANDONMENT OPERATIONS REQUIRED BY GOVERNMENTAL AUTHORITY. Any well abandonment or platform removal required by a governmental authority shall be accomplished by OPERATOR with the costs, risks and net proceeds, if any, to be shared by the PARTIES owning such well or platform in proportion to their PARTICIPATING INTEREST.

                                   ARTICLE XV

                                   WITHDRAWAL

     15.1 WITHDRAWAL. Any PARTY may withdraw from this Agreement and thereby be relieved of all responsibilities with respect to the LEASE by giving notice to the other PARTIES of such desire together with an offer to convey at no cost by a recordable instrument, without warranty, express or implied, except for its own acts, all of its interest in and to the LEASE, the oil and gas, and the property and equipment owned hereunder. Any such conveyance or assignment shall be free and clear of any overriding royalties, production payments or other burdens on production created after the effective date of this Agreement and shall be subject to the LEASE provisions and to the rules and regulations of the lessor. If any PARTY(S) desires to acquire such interest and to assume the obligations of the assigning PARTY under this Agreement and the LEASE, the withdrawing PARTY shall deliver such conveyance or assignment ratably to the acquiring PARTIES, unless the acquiring PARTIES agree otherwise. If no PARTY desires to acquire such interest, the PARTY desiring to withdraw may do so only by paying to those PARTIES not desiring to withdraw its pro-rata share of the estimated costs of plugging and abandoning all wells and removal of all platforms, structures and other equipment on the LEASE, less any salvage value approved under the voting procedure hereof, and such withdrawing PARTY shall remain liable for any costs, expenses or damages theretofore accrued or arising out of any event occurring prior to such PARTY'S withdrawal. Thereafter, the withdrawing PARTY shall assign its entire interest ratably to the remaining PARTIES. If the remaining PARTIES do not wish to continue operations on the LEASE, all PARTIES shall proceed with abandoning and surrendering the same.

     15.2 LIMITATIONS ON WITHDRAWAL. No PARTY shall be relieved of its obligations hereunder during a well or platform fire, blowout or other emergency thereon, but may withdraw from this Agreement and be relieved of such obligations after termination of such emergency, provided such PARTY shall be and remain liable for its full share of all costs arising out of said emergency, including without limitation, the drilling of a relief well, containment and cleanup of oil spill and pollution and all costs of platform debris removal made necessary by the emergency.

                                   ARTICLE XVI

                      RENTALS, ROYALTIES AND OTHER PAYMENTS

     16.1 CREATION OF OVERRIDING ROYALTY. If after the effective date of this Agreement, any PARTY creates any overriding royalty, production payment or other burden payable out of production attributable to such PARTY'S WORKING INTEREST in the LEASE owned and if any other PARTY(S) becomes entitled to an assignment pursuant to the provisions of this Agreement (except for Paragraph 26.2) or as a result of NON-CONSENT OPERATIONS hereunder becomes entitled to receive the WORKING INTEREST otherwise belonging to a NON-PARTICIPATING PARTY in such operations, the PARTY entitled to receive the assignment from or the WORKING INTEREST production of such NON-PARTICIPATING PARTY shall receive same free and clear of such burdens, and the NON-PARTICIPATING PARTY creating such burdens shall save the PARTICIPATING PARTIES harmless with respect to the receipt of such assigned interest or such WORKING INTEREST production. Notwithstanding the provisions herein, the Parties agree to bear their proportionate share of the overriding royalty interests set out on Exhibit "A".

     16.2 PAYMENT OF RENTALS AND MINIMUM ROYALTIES. OPERATOR shall pay all rentals, minimum royalties, or similar payments accruing under the terms of the LEASE and submit evidence of such payment to the PARTIES. As to any production delivered in kind by OPERATOR to any NON-OPERATOR or to another for the account of such NON-OPERATOR, said NON-OPERATOR shall provide OPERATOR with information as to the proceeds or value of such production in order that the OPERATOR may make payment of any minimum royalty due. The amount of such payment for which each PARTY is responsible shall be charged by the OPERATOR to such PARTIES. OPERATOR shall diligently attempt to make proper payment, but shall not be held liable to the PARTIES in damages for the loss of any LEASE or interest therein of through mistake or oversight any rental or minimum royalty payment is not paid for or is erroneously paid. The loss of any LEASE or interest therein which results from a failure to pay or an erroneous payment of rental or minimum royalty shall be a joint loss and there shall be no readjustment of interest.

     16.3 NON-CONCURRENCE IN PAYMENTS. Should any PARTY(S) not concur in the payment of any rental, minimum royalty or similar payment, such PARTY(S) shall notify OPERATOR and all other owners in writing at least sixty (60) days prior to the date on which such payment is due or accrues; and, in this event OPERATOR shall make such payment for the benefit of all concurring PARTIES. In such event the non-concurring PARTY(s) shall, upon request of any concurring PARTIES, assign to the concurring PARTIES in the ratio that each concurring PARTY'S interest at the time bears to the total interest of all concurring PARTIES, without warranty, except for its own acts, such portions of its interest in and to the LEASE or portion thereof involved as would be maintained by such payment. That assignment shall be free and clear of any overriding royalties, production payments or other burdens on production created after the effective date hereof. Thereafter, the LEASE, or portion thereof, involved shall no longer be subject to this Agreement. The PARTIES then owning such LEASE or portion thereof agree to operate said LEASE or portion thereof under a separate agreement in the same form as this Agreement.

     16.4 ROYALTY PAYMENTS. Each PARTY shall pay, deliver or cause to be paid or delivered its pro-rata share of LEASE royalties, overriding royalties, payments out of production or other amounts or charges which may be or become payable out of its share of production and shall hold the other PARTIES free from any liability therefore. Each Party, electing to pay his share of royalties pursuant to the terms of the Lease, shall promptly notify Operator of said election and shall thereafter provide to Operator a detailed accounting of revenue received and value paid to the Lessor for such Party's share of production produced, marketed and sold. Monthly reports shall be submitted to Operator within forty-five days of actual receipt of the previous month's production revenue. During any time in which PARTICIPATING PARTIES in a NON-CONSENT OPERATION are entitled to receive a NON-PARTICIPATING PARTY'S share of production, the PARTICIPATING PARTIES shall bear the LEASE royalty due with respect to such share of production and shall hold the NON-PARTICIPATING PARTIES harmless from liability in connection therewith. Any PARTY acting under the provisions of the Article shall never be liable for a standard of performance in making such payments or deliveries in excess of a good faith effort to pay or deliver same prior to the due date and no liability (other than the liability to correct such payment) shall be incurred for failure through error or omissions of the employees of any such PARTY to make payment or delivery within the time, in the manner and for the amounts due.

     16.5 FEDERAL OFFSHORE OIL POLLUTION COMPENSATION FUND FEE. Each PARTY agrees to pay and bear the Federal Offshore Oil Pollution Compensation Fund Fee payable on its share of oil produced, such fee being required by Section 302 of the Outer Continental Shelf Lands Act Amendment of 1978 and any regulation lawfully promulgated pursuant thereto; provided, however, should the oil owned by a PARTY be reported by another PARTY, it shall be the obligation of such reporting PARTY and such reporting PARTY is specifically authorized to an agrees to pay the Federal Offshore Oil Pollution Compensation Fund Fee on those volumes which it reports for the benefit of the non-reporting PARTY, and such reporting PARTY may charge such non-reporting PARTY for the payments so made.

                                  ARTICLE XVII

                                      TAXES

     17.1 PROPERTY TAXES. OPERATOR shall render property covered by this Agreement as may be subject to ad valorem taxation and shall pay such property taxes for the benefit of each PARTY. OPERATOR shall charge each PARTY its share of such tax payments. If the OPERATOR is required hereunder to pay ad valorem taxes based in whole or in part upon separate valuation of each PARTY'S WORKING INTEREST, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the PARTIES hereto in accordance with the percentage of tax value generated by each PARTY'S WORKING INTEREST.

     17.2 CONTEST OF PROPERTY TAX VALUATION. OPERATOR shall timely and diligently protest to a final determination any valuation it deems unreasonable. Pending such determination, OPERATOR may elect to pay under protest. Upon final determination, OPERATOR shall pay the taxes and any interest, penalty or cost accrued as a result of such protest. In either event, OPERATOR shall charge each PARTY its share.

     17.3 PRODUCTION AND SEVERANCE TAXES. Each PARTY shall pay, or cause to be paid, all production, severance and other taxes due on any production, which it received pursuant to the terms of this Agreement.

     17.4 OTHER TAXES AND ASSESSMENTS. OPERATOR shall pay other applicable taxes or assessments and charge each PARTY its share.

                                  ARTICLE XVIII

                                    INSURANCE

     18.1 INSURANCE. OPERATOR shall obtain the insurance provided in Exhibit "B" and charge each PARTICIPATING PARTY its proportionate share of the cost of such coverage.

                                   ARTICLE XIX

                         LIABILITY, CLAIMS AND LAWSUITS

     19.1 INDIVIDUAL OBLIGATIONS. The obligations, duties and liabilities of the PARTIES shall be several and not joint or collective; and nothing contained herein shall ever be construed as creating a partnership of any kind, joint venture, association or other character of business entity recognizable in law for any purpose. Each PARTY shall hold all the other PARTIES harmless from liens and encumbrances on the LEASE arising as a result of its acts.

     19.2 NOTICE OF CLAIM OR LAWSUIT. If a claim is made against any PARTY or if any PARTY is sued on account of any matter arising from operations hereunder, such PARTY shall give prompt written notice to the other PARTIES.

     19.3 SETTLEMENTS. OPERATOR may settle any single damage claim or suit involving operations hereunder if the expenditure does not exceed Ten Thousand Dollars ($10,000.00), if the claim is not covered by Exhibit "B" and if the payment is in complete settlement of such claim or suit.

     19.4 LEGAL EXPENSE. Legal Expenses shall be handled pursuant to the provisions of Exhibit "C".

     19.5 LIABILITY FOR LOSSES, DAMAGES, INJURY OR DEATH. Liability for losses, damages, injury or death arising from operations under this Agreement shall be borne by the PARTIES in proportion to their PARTICIPATING INTERESTS in the operations out of which such liability arises, except when such liability results from the gross negligence or willful misconduct of any party, in which case such PARTY shall be liable.

     19.6 INDEMNIFICATION. The PARTICIPATING PARTIES agree to hold the NON-PARTICIPATING PARTIES harmless and to indemnify and protect them against all claims, demands, liabilities and liens for property damage or personal injury, including death, caused by or otherwise arising out of NON-CONSENT OPERATIONS, and any loss and costs suffered by any NON-PARTICIPATING PARTY as an incident thereof.

                                   ARTICLE XX

                           INTERNAL REVENUE PROVISION

     20.1 INTERNAL REVENUE PROVISION. Notwithstanding any provisions herein that the rights and liabilities hereunder are several and not joint or collective or that this Agreement and the operations hereunder shall not constitute a partnership, if for Federal Income Tax purposes this Agreement and the operations hereunder are regarded as a partnership, then for Federal Income Tax purposes each PARTY elects to be excluded from the application of all the provisions of Subchapter K, Chapter 1, Subtitle A, Internal Revenue Code of 1986, as permitted and authorized by

Section 761 of said Code and the regulations promulgated thereunder. OPERATOR is hereby authorized and directed to execute on behalf of each PARTY such evidence of this election as may be required by the Federal Internal Revenue Service including specifically, but not by way of limitation, all of the returns, statements and data required by Federal Regulations 1.761.2. Should there be any requirement that each PARTY further evidence this election, each PARTY agrees to execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service. Each PARTY further agrees not to give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax law of the United States of America or any state contains provisions similar to those contained in Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, under which an election similar to that provided by Section 761 of said Subchapter K is permitted, each PARTY makes such election or agrees to make such election as may be permitted by such laws. In making this election, each PARTY states that the income derived by it from the operations under this Agreement can be adequately determined without the computation of partnership taxable income.

                                  ARTICLE XXI

                                 CONTRIBUTIONS

     21.1 NOTICE OF CONTRIBUTIONS OTHER THAN ADVANCES FOR SALE OF PRODUCTION. Each PARTY shall promptly notify the other PARTIES of all contributions, which it may obtain, or is attempting to obtain, concerning the drilling of any well on the LEASE. Payments received as consideration for entering into a contract for sale of production from the LEASE, loans and other financing arrangements shall not be considered contributions for the purposes of the Article. No PARTY shall release or obligate itself or release information in return for a contribution from an outside party toward the drilling of a well without prior written consent of the other PARTICIPATING PARTIES therein.

     21.2 CASH CONTRIBUTIONS. In the event a PARTY receives a cash contribution toward the drilling of a well, said cash contribution shall be paid to OPERATOR and OPERATOR shall credit the amount thereof to the PARTIES in proportion to their PARTICIPATING INTEREST.

     21.3 ACREAGE CONTRIBUTIONS. In the event a PARTY receives an acreage contribution toward the drilling of a well, said acreage contribution shall be shared by each PARTICIPATING PARTY who accepts in proportion to its PARTICIPATING INTEREST in the well.

                                  ARTICLE XXII

                           DISPOSITION OF PRODUCTION

     22.1 FACILITIES TO TAKE IN KIND. Any PARTY shall have the right, at its sole risk and expense, to construct FACILITIES for taking its share of production in kind, provided that such FACILITIES at the time of installation do not interfere with continuing operations on the LEASE and adequate space is available therefore.

     22.2 RIGHT TO TAKE IN KIND. Each PARTY shall have the right to take in kind or separately dispose of its share of the oil and gas produced and saved from the LEASE.

     22.3 FAILURE TO TAKE IN KIND. If any Party fails to take in kind or dispose of its share of the gas, oil and/or condensate produced from a Prospect Area, at the request of such Party, the Operator will market that Party's share of production from the Contract Area ratably with Operator's own production in a manner maintaining as near as practicable a zero gas imbalance at the end of each production month. With regard to oil and/or condensate, Operator may either
(a) purchase the non-taking Party's share of the oil and/or condensate production at the Operator's, or a third party's posted price or, in the absence of a posted price or a disagreement as to Operator's or the third party's posted price, at the price no less than the price prevailing in the area for oil and/or condensate of similar kind subject to adjustments for gravity, quality, and less transportation to market, or, with regard to gas, oil and/or condensate, (b) sell such gas, oil and/or condensate to others under the same terms and conditions as Operator is selling its own share of production (including any applicable taxes, fees and costs deducted by the purchaser or transporter or paid to third parties for marketing arrangements and consultation), provided that if the production is sold to an affiliate of Operator the price received shall not be less than the price prevailing in the area for gas, oil, or condensate of the same kind, gravity and quality. All contracts of sale by Operator of any Party's share of gas, oil, or condensate shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall any contract be for a period in excess of three (3) months. Proceeds of all sales made by Operator pursuant to this Section shall be paid to the Parties entitled thereto.

     22.4 EXPENSES OF DELIVERY IN KIND. Any third party cost incurred by OPERATOR in making delivery of any PARTY'S share of gas, oil and condensate, or disposing of same pursuant to Section 22.3, shall be borne by such PARTY.

     22.5 GAS BALANCING PROVISIONS. Attached hereto is Exhibit "E" entitled "Gas
Balancing  Agreement",   containing  an  agreement  of  the  PARTIES,  which  is
incorporated into this Agreement as if copied at length herein.

                                  ARTICLE XXIII

                                 APPLICABLE LAW

     23.1 APPLICABLE  LAW. This Agreement shall be interpreted  according to the
laws  of  the   State   of   Texas.

                                  ARTICLE XXIV

                    LAWS, REGULATIONS AND NON-DISCRIMINATION

     24.1 LAWS AND REGULATIONS. This Agreement and operations hereunder are subject to all applicable laws, rules, regulations and orders, and any provision of the Agreement found to be contrary to or inconsistent with any such law, rule, regulation or order shall be deemed modified accordingly.

     24.2 NON-DISCRIMINATION. In the performance of work under the Agreement, the PARTIES agree to comply, and OPERATOR shall require each independent contractor to comply, with the governmental requirements set forth in Exhibit "D" and with all of the provisions of Section 202(1) to (7), inclusive, of Executive Order No. 11246, as amended.

                                  ARTICLE XXV

                                 FORCE MAJEURE

     25.1 NOTICE. If any PARTY is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to make money payments, that PARTY shall give to all other PARTIES prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the PARTY giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected PARTY shall use reasonable diligence to remove the force majeure as quickly as possible.

     25.2 STRIKES. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes.

     25.3 FORCE MAJEURE. The term "force majeure" as herein employed shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the PARTY claiming suspension.

                                  ARTICLE XXVI

                             SUCCESSORS AND ASSIGNS

     26.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the PARTIES and their respective heirs, successors, representatives and assigns and shall constitute a covenant running with the LEASE.

     26.2  NOTICE OF  TRANSFER.  Should  any PARTY  desire to sell,  farmout  or otherwise dispose al all or any part of its Working Interest in the Lease, it shall promptly give written notice to the other PARTIES giving complete information relative to the proposed disposition. The other PARTIES shall have the right for a period of fifteen (15) days after receipt of the notice to attempt to purchase or acquire the interest, which the PARTY proposes to sell, farmout or otherwise dispose. A transfer of interest hereunder shall not become effective as to the PARTIES until the first day of the month following delivery to OPERATOR of an original (or copies thereof) instrument of transfer approved by the proper governmental authority and conforming to the requirements of this Section. No such transfer shall relieve the transferring PARTY of any obligations or liabilities accrued hereunder prior to such effective date.

     26.2.1 The Provisions of this Section 26.2 shall not, however, apply to and it shall not be necessary to obtain the consent of any Party in connection with;

               (a) Any mortgage or other pledge, including without limitation the granting of any lien or security interest and any assignment of production executed as further security for the debt secured by any such mortgage or pledge, by a Party hereto of its interest or any portion thereof in the Lease, or the Agreement, or any judicial, trustee's or other sales to foreclose the same;

               (b) Any transfer or disposition of the interest of a PARTY hereto by corporate merger or consolidation or by any sale or sales of substantially all of its oil and gas properties; or

               (c) Any sale, merger, consolidation or other transfer by a PARTY hereto of any part of its interest to or with any "affiliate" (as such term is defined in Regulation C, issued under the Securities Act of 1933).

               (d) Any mortgage, pledge, transfer, sale, merger or any other disposition enumerated in subparagraphs (a), (b) or (c) of this Paragraph shall be made expressly subject to this Agreement.

     26.3 RIGHT TO TRANSFER. Subject to the terms and conditions of Section 26.2, a PARTY may sell, transfer or assign all or any part of its interest in the property or this Agreement without the consent of any other PARTY hereto, provided that:

          (a) Any such sale, transfer or assignment shall be made only to a financially responsible PARTY or PARTIES.

          (b) If the original interest of any PARTY is at any time transferred to two (2) or more transferees, OPERATOR may, at its discretion, require such transferees to appoint a single trustee with full authority to receive notices and payments, approve expenditures and pay the share of costs, which are chargeable against such transferees.

     26.4 ASSIGNMENTS. Each PARTY shall incorporate in any assignment of an interest in the LEASE a provision that such assignment is subject to this Agreement. Any assignment, vesting or relinquishment of interest between the PARTIES shall be with special warranty of title by, through and under the assignor, but not otherwise, and shall be subject to the terms and conditions of
Section 16.1. Any assignment to a Third Party of a Working Interest herein shall not be effective as to the Parties until the first day of the month following the delivery to Operator of a copy of the instrument evidencing the sale or assignment, approved by the proper governmental authority, and conforming to the requirements of this Article.

                                  ARTICLE XXVII

                                      TERM

     27.1 TERM. This Agreement may be amended only in writing and only by mutual consent of all PARTIES. This Agreement shall remain in effect so long as the LEASE shall remain in effect and thereafter until all claims, liabilities and obligations incurred in operations hereunder have been settled; however, all property belonging to the PARTIES shall be disposed of and final settlement shall be made under this Agreement.

                                 ARTICLE XXVIII

                            AREA OF MUTUAL INTEREST

     28.1 AREA OF MUTUAL INTEREST. The PARTIES hereby create an Area of Mutual Interest ("AMI") identified on Exhibit "A-l" attached hereto and made a part hereof. This AMI shall remain in force and effect as long as any leases lying within the AMI are being maintained by the parties hereto. Any acquisition of any right, title or interest acquired in, to and under any oil or gas lease or any other interest in oil or gas, including, without limitation, contractual rights, which confer on the holder thereof the right to share, or acquire the right to share, in the production or the proceeds of production of oil and gas within the AMI (the "Acquisition") by a PARTY herein shall be for the mutual benefit of the PARTIES. Each PARTY shall have the right to participate in any such Acquisition in the same proportion as such PARTY'S WORKING INTEREST in and to the LEASE as set forth in Exhibit "A". The PARTY making the Acquisition (the "Acquiring Party") shall notify each of the other PARTIES in writing within thirty (30) days of such Acquisition and shall furnish a copy of all executed agreements pertaining thereto and such title information as the Acquiring PARTY has, stating the cost of such acquisition or the obligations that must be assumed in connection therewith. Each of the other PARTIES shall have a period of fifteen (15) working days (48 hours exclusive of Saturdays, Sundays and legal holidays in the event that a well is being drilled within the AMI) after receipt of such notice within which to elect and notify the Acquiring PARTY whether or not it desires to participate in such Acquisition. Failure to timely respond to the Acquiring PARTY'S notice or reimburse the Acquiring PARTY for the proportionate share of the acquired interest shall be deemed an election not to acquire such interest. Upon election and payment to the Acquiring PARTY of a non-acquiring PARTY'S share of the cost of such acquisition, such non-acquiring PARTY shall be entitled to an assignment of its proportionate share in such Acquisition.

     If fewer than all PARTIES elect to participate in the Acquisition within the AMI, the Acquiring PARTY shall inform all PARTIES who have elected to participate in the Acquisition, in writing, of the elections made. Each PARTY receiving notice, within forty-eight (48) hours (inclusive of Saturday, Sunday or legal holidays) after receipt of such notice, shall advise the Acquiring PARTY of its desire to (a) limit participation to its WORKING INTEREST, or (b) acquire its proportionate share of the interest of the non-participating
PARTY(IES),  or  (c)  participate  for a  percentage  of  the  interest  of  the
non-participating   PARTY(IES).

     The interest of any PARTY who elects to participate in any acquisition within the AMI shall be subject to and be burdened by the obligations set forth on Exhibit "A" with respect to the leases.

                                  ARTICLE XXIX

                             HEADINGS AND EXECUTION

     29.1 TOPICAL HEADINGS. The topical headings used herein are for convenience only and shall not be construed as having any substantive significance or as indicating that all of the provisions of this Agreement relating to any topic are to be found in any particular Section.

     29.2 COUNTERPART EXECUTIONS. This Agreement may be signed in counterparts, and shall be binding upon the PARTIES and upon their successors, representatives and assigns.

                                          GRYPHON EXPLORATION COMPANY


                                          BY: /s/ Charles H. Odom
                                              ----------------------------------
                                              Charles H. Odom
                                              Vice President-Land


                                          RIDGEWOOD ENERGY CORPORATION


                                          BY: [Illegible]
                                              ----------------------------------

STATE OF TEXAS

COUNTY OF HARRIS

ON THIS ___ day of ___________, 2004, before me appeared Charles H. Odom, to me personally known, who, being by me duly sworn, did say that he is the Vice President - Land for Gryphon Exploration Company and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said Charles H. Odom acknowledges said instrument to be a free act and deed of said corporation.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

STATE OF TEXAS
COUNTY OF
         -------

ON THIS____ day of _____________, 2004, before me, to me personally known, who, being by me duty sworn, did say that he is the _____________ of _____________ and that the foregoing instrument was signed in behalf of said corporation, and said acknowledges said instrument to be a free act and deed of said corporation.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

Notary page to Joint Operating Agreement dated May 25, 2004 covering West Cameron Area, Block 103.

                                   EXHIBIT "A"

   Attached to and made a part of that certain Joint Operating Agreement dated effective May 25, 2004 by and between GRYPHON EXPLORATION COMPANY, as Operator, and RIDGEWOOD ENERGY CORPORATION, as Non-Operator

OIL AND GAS LEASE:

Oil and Gas Lease dated May 1, 2001, from the United States Department of the Interior, Minerals Management Service, as Lessor, to Samson Offshore Company and Gryphon Exploration Company, as Lessees, covering all of Block 103, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5,000 acres, more or less, and bearing Serial Number OCS-G 22511.

PARTICIPANTS AND ADDRESSES:

Gryphon Exploration Company
1200 Smith Street, Suite 1740
Houston, TX 77002
Attn: Mr. Bob Kelsey
Phone: (713) 756-2400
Fax: (713) 756-2500

Ridgewood Energy Corporation
5300 Memorial Drive, Suite 1070
Houston, Texas 77007
Attn: Mr. Greg Tabor
Phone: (713) 862-9856
Fax: (713) 802-9734

WORKING INTEREST

                               To Casing Point*   At Casing Point*
                               ----------------   ----------------
Gryphon Exploration Company           20%                40%
Ridgewood Energy Corporation          80%                60%
                                     ---                ---
                                     100%               100%

* As more specifically set forth in that certain  Participation  Agreement dated
May  25,  2004  between  Gryphon   Exploration   Company  and  Ridgewood  Energy
Corporation

The lease above is burdened by the following overriding royalty interest:

Fairfield                     2% of 8/8ths

Gryphon Exploration Company   2% of 8/8ths

                                  EXHIBIT "A-1"

   Attached to and made a part of that certain Joint Operating Agreement dated effective May 25, 2004 by and between GRYPHON EXPLORATION COMPANY, as Operator, and RIDGEWOOD ENERGY CORPORATION, as Non-Operator

The Area of Mutual Interest is comprised of all of Blocks 103 and 104, West Cameron Area.

                                   EXHIBIT "B"
                                    INSURANCE

   Attached to and made a part of that certain Joint Operating Agreement dated effective May 25, 2004 by and between GRYPHON EXPLORATION COMPANY, as Operator, and RIDGEWOOD ENERGY CORPORATION, as Non-Operator

Operator shall, at all times while conducting operations on the Contract Area and/or Assigned Premises, carry or cause to be carried insurance for the following coverage's and in at least the minimum amounts noted.

     1. Workers' Compensation and Occupational Disease insurance in accordance with the statutory requirements of the state in which work is to be performed, the state in which the Operator, herein "Contractor", or any of Operator's contractor(s) or sub-contractor(s), employees reside and the state in which the Contractor is domiciled; Employer's Liability insurance with limits of not less than $1,000,000. These coverage's shall include:

          a. Protection for liabilities under the Federal Longshoremen's and Harbor Worker's Compensation Act and the Outer Continental Shelf Lands Act.

          b. Coverage for liability under the Merchant Marine Act of 1920, commonly known as the Jones Act; the Admiralty Act; and the Death on the High Seas Act with limits of not less than $1,000,000 per accident.

          c.   Protection    against    liability   of   employer   to   provide
               transportation, wages, maintenance and cure to maritime employees and a Voluntary Compensation Endorsement.

          d. Coverage amended to provide that a claim In Rem shall be treated as a claim against the employer.

          e.   Territorial extension shall cover all work areas.

     2. Comprehensive General Liability insurance, written on any occurrence reported basis with limits of $1,000,000 per occurrence Bodily Injury and Property Damage, combined single limits, an annual aggregate of no less than $2,000,000 (if applicable), including the following coverage's:

          a.   Premises and Operations coverage's.

          b.   Independent Contractor's Contingent coverage.

          c. Contractual Liability covering liabilities assumed under this Contract.

          d.   Products and Completed Operations coverage.

          e. Coverage for explosion, collapse and underground resources and property damage under both Premises/Operations and Contractual Liability coverage parts, where applicable.

          f.   Broad Form Property Damage Liability endorsement.

          g.   Personal Injury Liability.

          h.   In Rem endorsement.

          i.   Territorial extension shall cover all work areas.

          j.   Where  applicable,  coverage  for  liability  resulting  from the
               consumption   of  food   prepared  or  served  by  contractor  or
               subcontractor.

          k. Watercraft exclusion deleted or Protection & Indemnity provided as per 4.B.

          l.   Coverage is provided for "Action Over" suits.

          m.   Coverage is silent as respects Punitive Damages.

     3. Automobile Liability insurance covering owned, hired and non-owned vehicles with limits of $1,000,000 per occurrence Bodily Injury and Property Damage combined single limits.

TRANSITION ENERGY, LLC             3% WI BPO   2.4% WI APO
952 Echo Lane - Suite 420
Houston, TX 77024
Attn: Jeffrey W. Wheelock
Tax ID#
        ------------------------
Telephone: 713-722-8118
Fax:
     ---------------------------
EMAIL: iwheelock@dwlegal.com

LOWE PARTNERS, L.P.                5% WI BPO   4% WI APO
223 W. Wall Street, Suite 900
Midland, Texas 79701
Attn: Joe C. Pulido
Tax ID#
        ------------------------
Telephone: 713-622-5420
Fax:
     ---------------------------
EMAIL: ioepulido@maralo.com

EXCESS ENERGY LTD.                 5% WI BPO   4% WI APO
14825 St. Mary's Lane, Suite 270
Houston, TX 77079
Attn: Norman Rowlinson
Tax ID# 20-0204983
Telephone: 281-679-7601
Fax:
     ---------------------------
EMAIL: nrowlinson@bigcity.net

     4. Where the work described by this Contract involves the use of marine equipment. Operator will require the contractor to provide the following insurance:

          a. Full Form Hull and Machinery insurance, with coverage equal to that provided by the American Institute Hull Clauses including collision liability, with the sister ship clause unamended, with limits of liability at least equal to the full value of the vessel and with navigational limitations adequate for Contractor to perform the contracted work. Where the vessels engage in towing operations, said insurance shall include full tower's liability with the sister ship clause unamended.

          b. Protection and indemnity insurance coverage in an amount at least equal to the full value of each vessel employed under the Contract. Protection and indemnity insurance shall include full coverage for all crew liabilities if coverage for maritime employees is not provided under Coverage B, Employers Liability for Admiralty Jurisdiction.

          c. Excess Protection and Indemnity insurance, including Collision and Tower's (where applicable) Liability in an amount at least equal to the value of each vessel covered or the difference between the full value of each vessel and $1,000,000 per occurrence.

          d. Voluntary Removal of Wreck and/or Debris insurance covering Contractor's operations in an amount of not less than $1,000,000 per occurrence.

     All of the marine coverage's cited above shall name Operator and all its subsidiary and affiliated companies as additional insured's as their interests may appear, to the extent of contractor's obligations to defend and indemnify the Parties.

     5. Aircraft Liability insurance (for contracts involving use of aircraft or helicopters) with combined single limit coverage for public liability, passenger liability and property damage liability of not less than $5,000,000 covering all owned and non-owned aircraft used by Contractor in connection with work to be performed.

     6. Umbrella Liability insurance written on an occurrence basis with no claims made features with a minimum combined single limit of $15,000,000 each occurrence/aggregate where applicable, to be excess of the coverage's and limits required in 1, 2, 3,4 and 5 above.

     7. OPERATOR shall carry or cause to be carried the following coverage's for the benefit of and at the expense of the Joint Account, however, proportionate coverage may be carried individually by each NON-OPERATOR, subject to proper evidence of such proportionate coverage being provided to Operator at least fifteen (15) days prior to commencement of operations for the drilling of the initial EXPLORATORY WELL.

          a. Operator's Extra Expense Insurance, including control of well and redrilling of the well (full restoration redrill), including, but not limited to, Seepage and Pollution and Containment and Evacuation Expense with a limit of liability of $30,000,000.

          b. Physical Damage and Removal of Wreck Coverage for facilities hereunder, with limits not less than the replacement value thereof. Notwithstanding the foregoing, this coverage to be provided fifteen(15) days prior to placement of such facilities.

                                                      COPAS - 1986 - OFFSHORE
                                                      Recommended by the Council
                                                      of Petroleum Accountants
                                                      Societies

                                   EXHIBIT "C"

   Attached to and made a part of that certain Joint Operating Agreement dated effective May 25, 2004 by and between GRYPHON
                      EXPLORATION COMPANY, as Operator, and
                  RIDGEWOOD ENERGY CORPORATION, as Non-Operator

                              ACCOUNTING PROCEDURE

                            OFFSHORE JOINT OPERATIONS

                              I. GENERAL PROVISIONS

1.   Definitions

     "Joint Property" shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

     "Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

     "Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

     "Operator" shall mean the party designated to conduct the Joint Operations.

     "Non-Operators" shall mean the Parties of this agreement other than the Operator.

     "Parties" shall mean Operator and Non-Operators.

     "First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

     "Technical Employees" shall mean those employees, professional consultants, or contract personnel having, special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

     "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees or professional consultants.

     "Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

     "Controllable  Material"  shall  mean  Material  which  at the  time  is so
     classified  in  the  Material   Classification   Manual  as  most  recently
     recommended by the Council of Petroleum Accountants Societies.

     "Shore Base Facilities" shall mean onshore support facilities that during drilling, development, maintenance and producing operations provide such services to the Joint Property as receiving and transshipment point for supplies, materials and equipment; debarkation point for drilling and production personnel and services; communication, scheduling and
     dispatching  center;   other  associated  functions  benefiting  the  Joint
     Property.

     "Offshore Facilities" shall mean platforms and support systems such as oil and gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of offshore operations.

2.   Statement and Billings

     Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.   Advances and Payments by Non-Operators

     A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlays for the succeeding month's operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

     B.   Each Non-Operator shall pay its proportion of all bills within fifteen
          (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Bank One, Texas, Houston, Texas on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws of the jurisdiction in which in the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.   Adjustments

     Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on

     Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

5.   Audits

     A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24, month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

     B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report.

6.   Approval By Non-Operators

     Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

                               II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.   Rentals and Royalties

     Lease rentals and royalties paid by Operator for the Joint Operations.

2.   Labor

     A. (1) Salaries and wages of Operator's field employees and contract personnel directly employed on the Joint Property in the conduct of Joint Operations.

          (2) Salaries and wages of Operator's employees or contract personnel directly employed on Shore Base Facilities or other Offshore Facilities serving the Joint Property if such costs are charged under Paragraph 7 of this Section II.

          (3)  Salaries of First Level Supervisors in the field.

          (4)  Salaries   and  wages  and  fees  of   Technical   Employees   or
               professional consultants directly employed on the Joint Property if such charges are excluded from the overhead rates.

          (5) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

     B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this
          Section II. Such costs under this Paragraph 2B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

     C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 2A and 2B of this
          Section II.

     D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II.

3.   Employee Benefits

     Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II shall be Operator's actual cost not to exceed the percent most recommended by the Council of Petroleum Accountants Societies.

4.   Material

     Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

5.   Transportation

     Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

     A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

     B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to the Operator, unless agreed to by the Parties.

     C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

6.   Services

     The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 9 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel directly engaged in the operation of the Joint Property shall be charged to the Joint Account if such charges are excluded from the overhead rates.

7.   Equipment and Facilities Furnished By Operator

     A. Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including Shore Base and/or Offshore Facilities, at rates commensurate with costs of ownership and operation. Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed Ten percent (10%) per annum. In addition, for platforms only, the rate may include an element of the estimated cost of platform dismantlement. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

     B. In lieu of charges in paragraph 7A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

8.   Damages and Losses to Joint Property

     All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

9.   Legal Expense

     Expense of handling, investigating and settling litigation or claims, discharging of liens, payments of judgements and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

10.  Taxes

     All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

11.  Insurance

     Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted at offshore locations in which Operator may act as self-insurer for Workers' Compensation and Employers' Liability, Operator may include the risk under its self-insurance program in providing coverage under State and Federal laws and charge the Joint Account at Operator's cost not to exceed manual rates.

12.  Communications

     Costs of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities between the Joint Property and the Operator's nearest Shore Base Facility. In the event communication facilities systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Paragraph 7 of this Section II.

13.  Ecological and Environmental

     Costs incurred on the Joint Property as a result of statutory regulations for archaeological and geophysical surveys relative to identification and protection of cultural resources and/or other environmental or ecological surveys as may be required by the Bureau of Land Management or other regulatory authority. Also, costs to provide or have available pollution containment and removal equipment plus costs of actual control and cleanup and resulting responsibilities of oil spills as required by applicable laws and regulations.

14.  Abandonment and Reclamation

     Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

15.  Other Expenditures

     Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is, incurred by the Operator in the necessary and proper conduct of the Joint Operations.

                                    III. OVERHEAD

     As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge the Joint Account in accordance with this Section III.

     Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account. Costs and fees associated with representation on matters before or involving governmental affairs shall be a direct charge to the Joint Account. Costs and fees associated with representation on matters before or involving governmental affairs shall be a direct charge to the Joint Account

     i. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

          |_|  shall be covered by the overhead rates.

          |X|  shall not be covered by the overhead rates,

     ii. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or the costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

          |X|  shall be covered by the overhead rates.

          |_|  shall not be covered by the overhead rates.

I.   Overhead - Drilling and Producing Operations

     As compensation for overhead incurred in connection with drilling and producing properties, Operator shall charge on either:

          |X|  Fixed Rate Basis, Paragraph 1A, or

          |_|  Percentage Basis, Paragraph 1B

     A. Overhead - Fixed Rate Basis

          (1) Operator shall charge the Joint Account at the following rates per well per month.

               Drilling Well Rate $31,960 (Prorated for less than a full month)

               Producing Well Rate $3,196

          (2) Application of Overhead - Fixed Rate Basis for Drilling Well Rate shall be as follows:

               (a) Charges for drilling wells shall begin on the date when drilling or completion equipment arrives on location and terminate on the date the drilling or completion equipment moves off location or rig is released, whichever occurs first, except that no charge shall be made during suspension of drilling operations for fifteen (15) or more consecutive calendar days.

               (b) Charges for wells undergoing any type of workover or recompletion for a period of four (4) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

          (3) Application of Overhead - Fixed Rate Basis for Producing Well Rate shall be as follows:

               (a) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

               (b) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

               (c) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

               (d) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

               (e) All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

          (4) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

B.   Overhead - Percentage Basis

          (1)  Operator  shall charge the Joint Account at the following  rates:

               (a)  Development

               ___________ Percent (____%) of the cost of Development of the Joint Property exclusive of costs provided under Paragraph 9 of
               Section II and all salvage credits.

               (b)  Operating

               ___________________ Percent (_____%) of the cost of Operating the Joint Property exclusive of costs provided under Paragraphs 1 and 9 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

          (2)  Application of Overhead - Percentage Basis shall be as follows:

               For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, deepening of any or all wells, and shall also include any remedial operations requiring a period of five (5) consecutive work days or more on any or all wells; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original costs of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as Operating except that catastrophe costs shall be assessed overhead as provided in Section III, Paragraph 3.

2.   Overhead - Major Construction

     To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantling for abandonment of platforms and related production facilities, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of $25,000.00

     A. If the Operator absorbs the engineering, design and drafting costs related to the project:

          (1) 6% of total costs if such costs are more than $25,000.00 but less than $100,000; plus

          (2) 4% of total costs in excess of $100,000 but less than $ 1,000,000; plus

          (3)  2% of total costs in excess of $1,000,000.

     B. If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

          (1) 3% of total costs if such costs are more than $25,000.00 but less than $100,000; plus

          (2) 2% of total costs in excess of $100,000 but less than $1,000,000; plus

          (3)  1% of total costs in excess of $1,000,000.

     Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

     On each project, Operator shall advise Non-Operator(s) in advance which of the above options shall apply. In the event of any conflict between the provisions of this paragraph and those provisions under Section II, Paragraph 2 or Paragraph 6, the provisions of this paragraph shall govern.

3.   Catastrophe Overhead

     To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

          (1)  3% of total costs through $100,000; plus

          (2)  2%  of  total  costs  in  excess  of  $100,000,   but  less  than
               $1,000,000; plus

          (3)  1% of total costs in excess of $1,000,000.

     Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.   Amendment of Rates

     The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

   IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint
Property.  Operator  shall  provide all Material for use on the Joint  Property;
however,   at  Operator's   option,   such  Material  may  be  supplied  by  the
Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.   Purchases

     Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.   Transfers and Dispositions

     Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

     A.   New Material (Condition A)

          (1)  Tubular Goods Other than Line Pipe

               (a) Tubular goods, sized 2-3/8 inches OD and larger, except line pipe, shall be priced at current new prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point or shore based facilities nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used.

               (b) For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point or shore based facilities nearest the Joint Property as provided above in Paragraph 2.A.(l)(a).

               (c) Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point or shore based facilities nearest the Joint Property.

               (d) Macaroni tubing (size less than 2-3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point or shore based facilities nearest the Joint Property.

          (2)  Line Pipe

               (a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above.

               (b) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at current new prices effective as of date of shipment plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above.

               (c) Line pipe 24 inch OD and over and 3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current CEPS prices plus transportation cost to the railway receiving point nearest the Joint Property.

               (d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point or shore based facilities nearest the Joint Property or at prices agreed to by the Parties.

          (3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point or shore based facilities nearest the Joint Property.

          (4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point or shore based facilities nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(l)and(2).

     B.   Good Used Material (Condition B)

          Material in sound and serviceable condition and suitable for reuse without reconditioning:

          (1)  Material  moved to the Joint  Property

               At seventy-five percent (75%) of current new price as determined by Paragraph A.

          (2)  Material used on and moved from the Joint Property

               (a) At seventy-five percent (75%) of current new price as determined by Paragraph A., if Material was originally charged to the Joint Account as new Material or

               (b)  At  sixty-five   percent  (65%)  of  current  new  price  as
                    determined by Paragraph A., if Material was originally charged to the Joint Account as used Material.

          (3)  Material  not  used on and  moved  from  the  Joint  Property

               At seventy-five percent (75%) of current new price as determined by Paragraph A.

          The cost of reconditioning, if any, shall be absorbed by the transferring property.

     C.   Other Used Material

          (1)  Condition C

               Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

          (2)  Condition D

               Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

               (a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

               (b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis.

          (3)  Condition E

               Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

     D.   Obsolete Material

          Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

     E.   Pricing Conditions

          (1) Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five (25CENTS) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1 .A.(4). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

          (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.   PremiumPrices

     Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.   Warranty of Material Furnished By Operator

     Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.


                                 V. INVENTORIES

The Operator shall maintain detailed reports of Controllable Material.

1.   Periodic Inventories, Notice and Representation

     At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.   Reconciliation and Adjustment of Inventories

     Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.   Special Inventories

     Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.   Expense of Conducting Inventories

     A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

     B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

                                   EXHIBIT "D"

           Attached to and made a part of that certain Joint Operating
              Agreement dated effective May 25, 2004 by and between
                  GRYPHON EXPLORATION COMPANY, as Operator, and
                  RIDGEWOOD ENERGY CORPORATION, as Non-Operator

                    CERTIFICATION OF NONSEGREGATED FACILITIES

Contractor certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor certifies further that it will not maintain or provide for its employees any segregated facilities at any of its establishments and that it will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal Opportunity Clause in any Government contract between Contractor and Corporation. As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local customs or otherwise. Contractor further agrees that (except where it has obtain identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will retain such certifications in its files; and that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES. A Certification of Non-segregated Facilities, as required by the May 9, 1967, order on Elimination of Segregated Facilities, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967), must be submitted prior to the award of a subcontract exceeding $10,000, which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semi-annually or annually). (1968 MAR.) (Note: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.)

Whenever used in the foregoing Section, the term "contractor" refers to each party to this agreement.

                                   Exhibit "E"

                             GAS BALANCING AGREEMENT

           Attached to and made a part of that certain Joint Operating
              Agreement dated effective May 25, 2004 by and between
                  GRYPHON EXPLORATION COMPANY, as Operator, and
                  RIDGEWOOD ENERGY CORPORATION, as Non-Operator

I.   Definitions

     A.   "Agreement" shall mean this Gas Balancing Agreement.

     B. "Balanced" is that condition which occurs when a party hereto has taken the same percentage of the cumulative volume of Gas production it is entitled to take pursuant to the terms of the Operating Agreement.

     C. "Gas" includes natural gas produced from a Well that produces Gas Well Gas, including all constituent parts of such natural gas except liquid hydrocarbons and condensate recovered by primary separation equipment.

     D. "Gas Well Gas" is gas produced from a Well classified as a gas well by the regulatory body having jurisdiction.

     E. "Overproduced" is the status of a party when the percentage of the cumulative volume of Gas taken by that party exceeds that party's percentage interest of the volume of cumulative Gas production of all parties to the Operating Agreement under and pursuant to the terms of the Operating Agreement.

     F. "Underproduced" is the status of a party when the percentage of cumulative volume of Gas taken by that party is less than that party's percentage interest of the volume of cumulative Gas production of all parties to the Operating Agreement under and pursuant to the terms of said Operating Agreement.

     G. "Well" is defined as each well subject to the Operating Agreement that produces Gas Well Gas. If a single Well is completed in two or more reservoirs, such Well shall be considered a separate Well with respect to, but only with respect to, each reservoir from which the Gas produced is not commingled in the well bore.

II.  Application of this Agreement

     The parties to the Operating Agreement own the working or operating interests in the Gas underlying the Contract Area covered by the Operating Agreement and are entitled to share in the percentages therein stated in the Operating Agreement.

     In accordance with the terms of the Operating Agreement, each party is responsible for marketing it's share and shall take its full share of Gas produced from the Contract Area and market or otherwise dispose of same. In the event a party hereto elects in writing not to take in kind or market its full share of Gas or has contracted to sell its share of Gas produced from the Contract Area to a purchaser which, at any time while this Agreement is in effect, fails to take the share of Gas attributable to the interest of such party, the terms of this Agreement shall automatically become effective.

     The Operator is responsible for administering the provisions of this Gas Balancing Agreement and as such shall have the sole option of administering all reporting of the same for the Parties or retaining the services of third party professionals for this specific purpose. The costs of such third party services by Operator shall be considered as included in the overhead rates. The Operator shall cause deliveries to be made to the Gas purchasers at such rates as may be required to give effect to the extent practicable, to be or become Balanced.

     The provisions of this agreement shall be applied to the Contract Area, regardless of the number of wells.

III. Storing and Making Up Gas Production

     A.   Right to Take and Market Gas

          During any periods or periods when any party hereto does not take, has no market for, or the market of a party is not sufficient to take, that party's full share of the Gas produced from any Well located on the Contract Area, or such party's purchaser otherwise fails to take such party's share of Gas produced from any such Well located on the Contract Area, resulting in such party becoming Underproduced (such party being herein referred to as an "Underproduced Party"), the other party or parties shall be entitled, but not required, to produce from said Well on the Contract Area (and take or deliver to their respective purchaser(s)), each month all or a part of that portion of the allowable Gas production assigned to such Well by the regulatory body having jurisdiction. Any party so taking or delivering Gas which results in such party becoming Overproduced is herein referred to as an "Overproduced Party".

          Those parties which are capable of taking and/or marketing quantities of Gas allocable to an Underproduced Party, in the absence of any other agreement between them, shall each take a share of the Gas attributed to the Underproduced Party or Parties in the direct proportion that their respective interests bear to the total interest of all parties taking Gas which are also considered Overproduced.

          All parties hereto shall share in and own the liquid hydrocarbons recovered from such Gas by primary separation equipment in accordance with their respective interests and subject to the terms of the above-described Operating Agreement, whether or not such parties are actually taking and/or marketing Gas at such time.

     B.   Making Up Underproduction

          Any Underproduced Party shall endeavor to bring its taking of Gas into a Balanced condition. Upon thirty (30) days prior written notice to the Operator, any Underproduced Party may thereafter begin taking or delivering to its purchaser its full share of the Gas produced from a Well (less any used in operations, vented or lost). To allow for the recovery of Gas in storage and to balance the Gas account of the parties in accordance with their respective interests, Underproduced Party shall be entitled to take or deliver to a purchaser its full share of Gas produced from such Well (less any used in operations, vented or lost) plus, (i) for the months of March, April, May, June, July, August, September and October only of any calendar year during which this agreement may be in place, an amount up to an additional fifty percent (50%) of the monthly quantity of Gas attributable to the Overproduced Party or Parties, or (ii) for the months of November,
          December, January and February only of any calendar year or years during which this agreement may be in place, an amount up to an additional twenty-five percent (25%) of the monthly quantity of Gas attributable to the Overproduced Party or Parties. If more than one Underproduced Party is entitled to take additional Gas, they shall divide the additional Gas in proportion to their respective Underproduced accounts. The first Gas made up shall be assumed to be the first Gas Underproduced.

     C.   Gas Balance Reporting

          Each party taking will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder. Operator shall not be required to adjust its Gas accounting statements reflecting a different Gas purchaser until the first day of the month following the month in which such notice is received by the Operator. The Operator will maintain appropriate accounting on a monthly and cumulative basis of the quantities of Gas each party is entitled to take and/or market and the quantities of Gas taken and/or marketed by each of the parties to their respective Gas purchasers. Within ninety (90) days after the end of each producing calendar month, the Operator shall furnish each party a statement showing the status of the Overproduced and Underproduced accounts of all parties.

          To determine respective volumes of Gas taken by separate gas pipelines connected to the Well, measurement of Gas for overproduction and underproduction shall be accomplished by use of sales meters and lease measurement equipment, which shall be in accordance with AGA requirements.

          Each party to this Agreement agrees that it will not utilize any information obtained hereunder for any purpose other than implementing or administering the terms of this Agreement.

     D.   Royalty and Production Tax

          At all times while Gas is produced from the Contract Area, unless otherwise required by any State or Federal law or regulations, each party shall pay or cause to be paid all royalty due and payable on the actual volumes of gas taken for its account. Each party agrees to hold each other party harmless from any and all claims for royalty payments asserted by its royalty owners. The term "royalty owner" shall include owners of royalty, overriding royalties, production payments and similar interests payable out of production.

          Each party producing or taking or delivering Gas to its Gas purchaser shall pay, or cause to be paid, all production and severance taxes due on all volumes of Gas actually taken or sold by such party.

IV.  Cash Settlement

     A.   Volume/Value

          If, at the permanent termination of production of Gas from a Well located on the Contract Area, an imbalance exists between the parties, a cash settlement of the imbalance between the parties relative to such Well shall be made. The amount of the cash settlement will be limited to the proceeds actually received by the Overproduced Party or Parties at the time of overproduction, less transportation and applicable treating charges and production and severance taxes paid on such overproduction. Royalty shall only be deducted from such proceeds attributable to the overproduction if actually paid to royalty owners by the Overproduced Party or Parties. No interest shall be added to any cash settlement hereunder. If there is more than one Overproduced Party, the cash settlement shall be based on a weighted average of the proceeds actually received as above described by all Overproduced Parties.

     B.   Collection and Distribution

          Operator shall provide to all parties hereto within sixty (60) days of permanent determination of Gas production a final accounting of the Gas balance. Overproduced Parties, within thirty (30) days of receipt of the final accounting of the Gas balance, shall pay their respective shares of the above described cash settlement to the Underproduced Parties in that proportion that each such Underproduced Party's volume of gas in storage bears to the total of all Underproduced Parties' volumes of gas in storage.

V.   Miscellaneous

     A.   Term

          This Agreement shall remain in force and effect as long as the Operating Agreement to which it is attached remains in force and effect, and thereafter until the Gas balance accounts between the parties are settled in full, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors, legal representatives and assigns.

     B.   Expenses

          Nothing herein shall change or affect each party's obligations to pay its proportionate share of all costs and liabilities incurred in operations on the Contract Area as its share thereof is set forth in the Operating Agreement to which this Agreement is attached.

     C.   Well Tests

          Nothing herein shall be construed to deny any party the right, from time to time, to produce and take or deliver to its Gas purchaser up to one hundred percent (100%) of the entire Well stream to meet the deliverability test required by its Gas purchaser, provided that such tests are reasonable in light of overall industry standards.

     D.   Monitoring of Takes of Production

          Each party shall, at all times, use its best efforts to regulate its takes and deliveries from each Well on said Contract Area so that no Well will be shut-in for overproducing the allowable assigned thereto by the regulatory body having jurisdiction. Additionally, each party shall communicate, as necessary, the contents of this agreement to its respective Gas purchaser(s) or transporter(s) and shall monitor its deliveries to its respective Gas purchaser(s) or transporter(s) so as to ensure to the greatest extent practicable that its Gas purchaser(s) or transporter(s) does not take Gas in excess of the quantities provided for herein.

     E.   Liquefiable Hydrocarbons Not Covered Under Agreement

          The parties shall share proportionately in and own all liquid hydrocarbons recovered with the gas by lease equipment in accordance with their respective interests.

                             Gryphon Exploration Co.
                             1200 Smith, Suite 1740
                              Houston, Texas 77002
                                 (713) 756-2400

                                                                                                      -----------------------
                                                                                                         INITIALS - DATE
                                                                                                         ---------------
                                                                                                      LAND DEPT.  [Illegible]
                                                                                                                  -----------
                                                                                                      FIN. DEPT.  [Illegible]
                                                                                                                  -----------
                                                                                                      LEGAL DEPT.
                                                                                                                  -----------
                                                                                                      EXPL. DEPT. [Illegible]
                                                                                                                  -----------
                EXHIBIT "C"                                                                           ENGR. DEPT. [Illegible]
Attached to and made a part of that certain                                                                       -----------
 Participation Agreement dated May 25, 2004
    by and between Gryphon Exploration                                                                EXEC. DEPT. [Illegible]
 Company and Ridgewood Energy Corporation                                                                         -----------
                                                                                                      -----------------------

-----------------------------------------------------------------------------------------------------------------------------
Operator: Gryphon Exploration Co.               AFE No.: D04003                      Property Number: WC10300001
-----------------------------------------------------------------------------------------------------------------------------
Lease: OCS-G 22511                              Well No.: 1                          Blk/Prospect: West Cameron Block 103
-----------------------------------------------------------------------------------------------------------------------------
PTD: 17,500' TVD/MD                             Field: Wildcat                       Formation Objective: Marg A
-----------------------------------------------------------------------------------------------------------------------------
State: Louisiana                                CO / PH: Federal Offshore            Contractor: TODCO 203
-----------------------------------------------------------------------------------------------------------------------------
Location: PSL: 4,500' FNL & 566' FEL of WC Blk 103 (X= 1,449,918 & Y= 330,258) [Illegible]
-----------------------------------------------------------------------------------------------------------------------------
Remarks:
-----------------------------------------------------------------------------------------------------------------------------

This request for AFE will serve to document the turnkey  costs  required by ADTI to drill a straight hole to 17,500' TVD/ MD.
It is anticipated a 7-5/8" drilling liner will be run before reaching turnkey depth. Completion costs will be presented under a seperate AFE after final evaluation.

-----------------------------------------------------------------------------------------------------------------------------
                                                   Intangible Drilling Cost
-----------------------------------------------------------------------------------------------------------------------------
Acct   Line                                                                           Drilling    Pre-Completion   Total Well
Code   Item                                                     Rate   Days   Days      Cost           Cost           Cost
-----------------------------------------------------------------------------------------------------------------------------
215     101   Location Permit & Surveys                                              $   10,000                    $   10,000
-----------------------------------------------------------------------------------------------------------------------------
215     103   Cuttings Disposal, Boat Cleaning                                                                     $        0
-----------------------------------------------------------------------------------------------------------------------------
215     201   Rig Move (Demobilization only)                                         $  150,000                    $  150,000
-----------------------------------------------------------------------------------------------------------------------------
215     301   Drilling Rig (Daywork, Labor, Meals, etc)                  0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     304   Primary Turnkey to 17,500' TVD/MD                                      $6,934,000                    $6,934,000
-----------------------------------------------------------------------------------------------------------------------------
215     304   Run 7-5/8" drilling liner before reaching PTD                          $  985,000                    $  985,000
-----------------------------------------------------------------------------------------------------------------------------
215     401   Fuel, Lubes and Water                                      0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     404   Cementing (Materials, Equip & Personnel)                                                             $        0
-----------------------------------------------------------------------------------------------------------------------------
        404   P&A Cement (Materials, Equip & Personnel)                              $  303,000                    $  303,000
-----------------------------------------------------------------------------------------------------------------------------
215     405   Open Hole Cement Plugs                                                                               $        0
-----------------------------------------------------------------------------------------------------------------------------
215     406   Bits, Stabilizers, Reamers                                                                           $        0
-----------------------------------------------------------------------------------------------------------------------------
215     407   Misc. Materials & Supplies                                                                           $        0
-----------------------------------------------------------------------------------------------------------------------------
215     501   Marine Transportation (Crew & Supply Boats)                0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     502   Air Transportation                                                                                   $        0
-----------------------------------------------------------------------------------------------------------------------------
215     503   Land Transportation                                        0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     504   Diving Services                                                                                      $        0
-----------------------------------------------------------------------------------------------------------------------------
215     507   Optional Open Hole Logging Services                                                                  $        0
-----------------------------------------------------------------------------------------------------------------------------
        507   LWD Formation Evaluation                                                                             $        0
-----------------------------------------------------------------------------------------------------------------------------
215     508   Mud Logging Services                                       0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     509   Correction Runs @ $152,000                                             $  152,000                    $  152,000
-----------------------------------------------------------------------------------------------------------------------------
215     510   Fishing Tools & Pipe Recovery                                                                        $        0
-----------------------------------------------------------------------------------------------------------------------------
        510   Coil Tbg & Nitrogen Services                                                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
        510   Pipe Cutting for P&A                                                                                 $        0
-----------------------------------------------------------------------------------------------------------------------------
215     511   Rental Equipment                                           0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     512   Surface Well Test Equipment & Personnel                                                              $        0
-----------------------------------------------------------------------------------------------------------------------------
        512   Sub-Surface Well Test Equipment & Personnel                                                          $        0
-----------------------------------------------------------------------------------------------------------------------------
215     513   Pipe Inspection (Casing, Drill Pipe, BHA's)                                                          $        0
-----------------------------------------------------------------------------------------------------------------------------
215     514   Casing Tools & Hammer Services                                                                       $        0
-----------------------------------------------------------------------------------------------------------------------------
215     515   Contract Labor                                                                                       $        0
-----------------------------------------------------------------------------------------------------------------------------
215     516   Shorebase & Dock Facilities                                0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     517   Communications                                                         $   23,000                    $   23,000
-----------------------------------------------------------------------------------------------------------------------------
215     518   Well Control Insurance @ $20.40 /ft @ 50%                              $  179,000                    $  179,000
-----------------------------------------------------------------------------------------------------------------------------
215     602   Engineering / On Site Logging                                                                        $        0
-----------------------------------------------------------------------------------------------------------------------------
215     603   Well Site Supervision Services                    $900    75           $   67,500                    $   67,500
-----------------------------------------------------------------------------------------------------------------------------
        603   Dispatching Services                                       0                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
215     701   Overhead (COPAS)                                                       $   75,000                    $   75,000
-----------------------------------------------------------------------------------------------------------------------------
215                                                                                                                $        0
-----------------------------------------------------------------------------------------------------------------------------
215     999   Contingency (10.0% of IDC's)                                           $  888,000                    $  888,000
-----------------------------------------------------------------------------------------------------------------------------
       Subtotal - Intangible Drilling Cost                                           $9,766,500         $0         $9,766,500
-----------------------------------------------------------------------------------------------------------------------------
                                                    Tangible Drilling Cost
-----------------------------------------------------------------------------------------------------------------------------
                                                                          Csg Cost
                                                                Footage    ($/ft)
-----------------------------------------------------------------------------------------------------------------------------
225     801   Drive Pipe: 30" x 1"                                  340     $0.00                                  $        0
-----------------------------------------------------------------------------------------------------------------------------
225     802   Conductor Casing: 18-5/8"                             800     $0.00                                  $        0
-----------------------------------------------------------------------------------------------------------------------------
225     803   Surface Casing: 13-3/8"                             4,500     $0.00                                  $        0
-----------------------------------------------------------------------------------------------------------------------------
225     804   Intermediate Casing: 9-5/8"                        13,800     $0.00                                  $        0
-----------------------------------------------------------------------------------------------------------------------------
225     805   Drilling Liner: 7-5/8"                             16,000     $0.00                                  $        0
-----------------------------------------------------------------------------------------------------------------------------
225     805   Drilling Liner:                                                                                      $        0
-----------------------------------------------------------------------------------------------------------------------------
225     808   Liner Hanger & Liner Top Packers                                                                     $        0
-----------------------------------------------------------------------------------------------------------------------------
225     901   Casing Head, Hanger & Valves                                                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
        901   Casing Spool(s), Hanger(s) & Valves(s)                                                               $        0
-----------------------------------------------------------------------------------------------------------------------------
225     902   Mudline Suspension Equipment                                                                         $        0
-----------------------------------------------------------------------------------------------------------------------------
225     904   Access Equip (Nav-Aids, Boat Landing, etc)                                                           $        0
-----------------------------------------------------------------------------------------------------------------------------
225           P/F Conductor Guide for 30"                                                                          $        0
-----------------------------------------------------------------------------------------------------------------------------
225     999   Contingency (15% of TDC's)                                                                           $        0
-----------------------------------------------------------------------------------------------------------------------------
       Subtotal - Tangible Drilling Cost                                             $        0         $0         $        0
-----------------------------------------------------------------------------------------------------------------------------
       Total Dry Hole Cost (Tangible & Intangible)                                   $9,766,500         $0         $9,766,500
-----------------------------------------------------------------------------------------------------------------------------
                                                   Working Interest                       Working Interest Owner Share
                                              -------------------------------------------------------------------------------
Working Interest Owner                        Dry Hole (BCP)   Completion (ACP)     Dry Hole      Completion   Total Producer
-----------------------------------------------------------------------------------------------------------------------------
Gryphon Exploration                              20.00000%        40.00000%       $1,953,300.00      $0.00      $1,953,300.00
-----------------------------------------------------------------------------------------------------------------------------
Ridgewood Energy Corporation                     80.00000%        60.00000%       $7,813,200.00      $0.00      $7,813,200.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                $        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                $        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                $        0.00
-----------------------------------------------------------------------------------------------------------------------------
Prepared                             Jack D. Shelledy                                 Joint Interest Approval


   By /s/ Jack D. Shelledy            Date: 6/7/2004   Company:
      ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Approved                                               Approved


   By /s/ [Illegible]                 Date: 6/7/2004      By
      ---------------------------
-----------------------------------------------------------------------------------------------------------------------------

Note: It is recognized that the amounts herein are estimated only and approval of the authorization shall extend to the actual costs incurred in conducting the operations specified, whether more or less than that herein set out.